                                                                    Exhibit 10.3

================================================================================


                     WAREHOUSE LOAN AND SECURITY AGREEMENT


                                     among


                                 NHELP-I, INC.,
                                as the Borrower


                                      and


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                 as the Trustee


                                      and


                    CONCORD MINUTEMEN CAPITAL COMPANY, LLC,
                                 as the Lender


                         Dated as of September 30, 1998


                               U.S. $500,000,000


================================================================================

                               TABLE OF CONTENTS

                                                                            Page



                                   ARTICLE I

                                  DEFINITIONS

Section 1.01.  Certain Defined Terms ......................................... 1
Section 1.02.  Other Terms .................................................. 19
Section 1.03.  Computation of Time Periods .................................. 19


                                   ARTICLE II

                                  THE FACILITY

Section 2.01.  Borrowings ................................................... 19
Section 2.02.  The Initial Borrowing and Subsequent Borrowings .............. 20
Section 2.03.  Termination or Reduction of the Facility Limit ............... 21
Section 2.04.  [Intentionally Omitted.] ..................................... 21
Section 2.05.  Collection Account ........................................... 21
Section 2.06.  Transfers from Collection Account ............................ 21
Section 2.07.  Cash Reserve Account ......................................... 23
Section 2.08.  Transfers from the Cash Reserve Account ...................... 23
Section 2.09.  Management of Collection Account and Cash Reserve Account .... 24
Section 2.10.  Pledged Collateral Assignment of the Transaction Documents ... 24
Section 2.11.  Grant of a Security Interest ................................. 24
Section 2.12.  Evidence of Debt ............................................. 25
Section 2.13.  Special Provisions Governing Advances ........................ 25
Section 2.14.  Payments by the Borrower ..................................... 25
Section 2.15.  Payment of Stamp Taxes, Etc. ................................. 26
Section 2.16.  Sharing of Payments, Etc. .................................... 26
Section 2.17.  Yield Protection ............................................. 26

                                  ARTICLE III

                            CONDITIONS OF BORROWINGS

Section 3.01.  Conditions Precedent to Initial Borrowing .................... 28
Section 3.02.  Conditions Precedent to All Borrowings ....................... 28

                               TABLE OF CONTENTS
                                  (continued)
                                                                            Page


                                   ARTICLE IV

REPRESENTATIONS AND WARRANTIES .............................................. 29


                                   ARTICLE V

                       GENERAL COVENANTS OF THE BORROWER

Section 5.01.  General Covenants ............................................ 31
Section 5.02.  Acquisition, Collection and Assignment of Student Loans ...... 36
Section 5.03.  Enforcement of Financed Loans ................................ 36
Section 5.04.  Enforcement of Servicing Agreements .......................... 37
Section 5.05.  Administration and Collection of Financed Loans .............. 37
Section 5.06.  Amendment of Form of Sale and Purchase Agreement ............. 37
Section 5.07.  Custodian .................................................... 37
Section 5.08.  Prepayments and Refinancing .................................. 37
Section 5.09.  Periodic Reporting ........................................... 38
Section 5.10.  UCC Matters; Protection and Perfection of Pledged Collateral;
               Delivery of Documents ........................................ 38
Section 5.11.  Obligations of the Borrower With Respect to Pledged Collateral 39
Section 5.12.  Collateral Call .............................................. 40
Section 5.13.  Guarantor Limitations ........................................ 40


                                   ARTICLE VI

EVENTS OF DEFAULT ........................................................... 40


                                  ARTICLE VII

                                    TRUSTEE

Section 7.01.  Acceptance of Trust .......................................... 42
Section 7.02.  Trustee's Right to Reliance .................................. 43
Section 7.03.  Compensation of Trustee ...................................... 44
Section 7.04.  Resignation of Trustee ....................................... 44
Section 7.05.  Removal of Trustee ........................................... 44
Section 7.06.  Successor Trustee ............................................ 45
Section 7.07.  Manner of Vesting Title in Trustee ........................... 45
Section 7.08.  Servicing Agreement .......................................... 45
Section 7.09.  Trustee Covenants with Respect to "Eligible Lender" Status ... 45
Section 7.10.  Trustee's Status as an "Eligible Lender." .................... 46

                               TABLE OF CONTENTS
                                  (continued)
                                                                            Page


                                  ARTICLE VIII
INDEMNIFICATION ............................................................. 46


                                   ARTICLE IX

                                 MISCELLANEOUS

Section 9.01.  Amendments and Waivers ....................................... 48
Section 9.02.  Notices, Etc. ................................................ 48
Section 9.03.  No Waiver; Remedies .......................................... 49
Section 9.04.  Binding Effect; Assignability ................................ 49
Section 9.05.  Survival ..................................................... 49
Section 9.06.  Governing Law; Severability .................................. 49
Section 9.07.  Submission to Jurisdiction; Waiver of Jury and Bond .......... 50
Section 9.08.  Costs, Expenses and Taxes .................................... 50
Section 9.09.  Recourse Against Certain Parties ............................. 51
Section 9.10.  Execution in Counterparts; Severability; Integration ......... 51
Section 9.11.  Confidentiality .............................................. 51
Section 9.12.  Section Titles ............................................... 52
Section 9.13.  Entire Agreement ............................................. 52
Section 9.14.  No Petition .................................................. 52



EXHIBIT A      FORM OF SALE AND PURCHASE AGREEMENT
EXHIBIT B      FORM OF VALUATION AGENT AGREEMENT
EXHIBIT C      DRAW NOTICE
EXHIBIT D      MONTHLY REPORT
EXHIBIT E      FORMS OF ASSET COVERAGE RATIO AND CASH RELEASE CERTIFICATE
EXHIBIT F      TRUSTEE'S FEE LETTER AGREEMENT
EXHIBIT G      COPIES OF SERVICING AND CUSTODIAN AGREEMENTS

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/ Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/ Authorities.

     THIS WAREHOUSE LOAN AND SECURITY AGREEMENT (the "Agreement") is made as of September 30, 1998, among: NHELP-I, INC., a corporation duly organized under the laws of the state of Nevada (the "Borrower"); CONCORD MINUTEMEN CAPITAL COMPANY, LLC, a Delaware limited liability company ("Concord"); and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as eligible lender and trustee (the "Trustee").

                             PRELIMINARY STATEMENTS

     1. Concord is engaged in the business of issuing promissory notes in the domestic commercial paper market and using the proceeds from the sale of such commercial paper to acquire interests in financial assets from various sellers from time to time, pursuant to one or more facilities between each seller and Concord, or to make loans to certain entities for the purpose of financing financial assets of such entities.

     2. The Borrower proposes to purchase from time to time certain Eligible Loans (as hereinafter defined) in accordance with various Sale and Purchase Agreements (as hereinafter defined) (such purchases constituting the "Transactions").

     3. The Borrower desires to fund the Transactions through loans made by Concord up to the Facility Limit on the terms and conditions set forth herein.

     4. To provide liquidity support to Concord in connection with the loans made by it hereunder, Concord may, from time to time, assign all or a part of such loans to the Agent or to certain other financial institutions as assignees of the commitment of the Agent pursuant to the terms of the Liquidity Agreement referred to below, and as a result of such assignment, such financial institutions would become Lenders hereunder.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01.  CERTAIN DEFINED TERMS.

          (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.

          (b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

     "Advance" means a loan, including a Rollover Advance, made by the Lenders to the Borrower pursuant to Article II.

     "Advance Percentage Calculation Report" means the report prepared by the Valuation Agent and delivered to the Required Lenders, the Agent, the Trustee and the Borrower (a) not later than four Business Days prior to each Advance, other than a Rollover Advance, setting forth the Maximum Advance Percentage for the Eligible Loans to be financed with such Advance, and (b) on each Valuation Date, setting forth the weighted average of the Maximum Advance Percentage and the Eligible Loans financed since the last Advance Percentage Calculation Report, the forms of which are attached as Exhibit A to the Valuation Agreement. The Maximum Advance Percentage determined pursuant to any Advance Percentage Calculation Report with respect to any Financed Loans shall remain in effect with respect to such Financed Loans until the Borrowing Date immediately following the delivery of the next Valuation Report delivered pursuant to
Section 5.09.

     "Adverse Claim" means a lien, security interest, charge, encumbrance or other right or claim or restriction in favor of any Person (other than, with respect to the Pledged Collateral, any lien, security interest, charge, encumbrance or other right or claim or restriction in favor of the Trustee for the benefit of the Secured Creditors).

     "Affected Party" means each Liquidity Provider and any assignee or participant of any Liquidity Provider.

     "Affiliate" when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person. A Person shall be deemed to control another person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests or otherwise.

     "Agent" means Mellon Bank, N.A., and its successors and assigns in its capacity as agent of the Liquidity Providers pursuant to the Liquidity Agreement.

     "Agent Payment Office" means Three Mellon Bank Center, Loan Administration, Room 1203, Pittsburgh, PA 15259 (Re: Concord Minutemen Capital Company, LLC).

     "Aggregate Market Value" means, as of any date of determination, the sum of
(a) with respect to assets in the Trust Estate which are Financed Loans as of such date, (i) the outstanding Principal Balance of such Financed Loans, as set forth in the most recently delivered Valuation Report, multiplied by the Loan Valuation Percentage, plus, without duplication, (ii) 100% of any accrued interest thereon, and all accrued and unpaid Special Allowance Payments and interest subsidies, if any, thereon to such date, (b) with respect to assets in the Trust Estate, which are Permitted Investments and other cash balances, if any, on deposit in the Collection Account and the Cash Reserve Account, the principal balance thereof together with all interest accrued thereon, and (c) payments on Financed Loans or other assets received by a Servicer or the Borrower and not yet transferred to the Trustee.

     "Agreement" means this Warehouse Loan and Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

     "Agreement and Acknowledgement" means the Agreement and Acknowledgement Relating to Student Loan Servicing Agreement dated as of September 30, 1998, by and among the Borrower, the Lender, the Agent and Great Lakes Higher Education Servicing Corporation.

     "Alternate Borrowing Rate" means the rate of interest most recently announced by the Agent in Pittsburgh, Pennsylvania, as its prime rate. The Alternate Borrowing Rate is not necessarily intended to be the lowest per annum rate of interest determined by the Agent in connection with extensions of credit. The Alternate Borrowing Rate shall be computed on the basis of a 365 or, when applicable, 366-day year, and shall change from time to time as the Agent's prime rate changes.

     "Asset Coverage Ratio" means, as of the date of any Valuation Report or, the ratio of (a) the Aggregate Market Value of assets in the Trust Estate as of such date to (b) the Liabilities as of such date.

     "Authorized Officer of the Borrower" means the Borrower's president, chief financial officer or any vice president.

     "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.
Section 101 et seq.), as amended from time to time, and any successor statute.

     "Benefit Plan" means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Borrower or any ERISA Affiliate of the Borrower is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

     "Borrowing" means a borrowing of Advances by the Borrower under this Agreement.

     "Borrowing Date" means, with respect to any Borrowing, the date on which such Borrowing is funded.

     "Business Day" means a day of the year other than a Saturday or a Sunday on which both (a) banks are not authorized or required to close in New York City and (b) the Agent at the Agent Payment Office is open for business; provided, however, if the term "Business Day" is used in connection with the LIBOR, dealings in dollar deposits are carried on in the London interbank market.

     "Calculation Date" means the fourth Business Day preceding the end of each month.

     "Calculation Period" means the calendar month in which each Calculation Date occurs.

     "Cash Reserve Account" means the special account created pursuant to
Section 2.07 hereof.

     "Cash Reserve Requirement" means, as of any date of determination, one-half of one percent (0.50%) of the outstanding Facility Amount as of such date.

     "Closing Date" means September 30, 1998.

     "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute and the regulations promulgated and rulings issued thereunder.

     "Collection Account" means the special account created pursuant to Section
2.05 hereof.

     "Collections" means, (a) all revenues and recoveries of principal and interest and other payments and reimbursements of principal and accrued interest received with respect to any Financed Loan and any other collection of cash with respect to such Financed Loan (including, but not limited to, Interest Subsidy Payments, Special Allowance Payments, finance charges and payments representing the repurchase of any Financed Loan or rebate of premium thereon pursuant to a Sale and Purchase Agreement) deemed to have been received pursuant to Section
2.05 and (b) all other cash collections, tax refunds and other cash proceeds of the Pledged Collateral.

     "Commitment" means the obligation of the Agent in its capacity as a Liquidity Provider to fund Liquidity Advances pursuant to the terms of the Liquidity Agreement.

     "Concord" means Concord Minutemen Capital Company, LLC and its successors and assigns.

     "Concord Account" means Bankers Trust Company, New York, New York, ABA #021001033 (Concord Minutemen Capital Company, LLC; Account # 00-369-457).

     "Consolidation Loan" means a loan made to an Eligible Borrower pursuant to which the Eligible Borrower consolidates two or more of its PLUS/SLS Loans, direct loans made by the Department or Stafford Loans in accordance with the Higher Education Act.

     "CP" means the Commercial Paper Notes issued by Concord from time to time in the United States commercial paper market.

     "Custodian" means, individually or collectively, UNIPAC Service Corporation, Great Lakes Higher Education Servicing Corporation, and each additional Servicer or bailee with which the Borrower has entered into a Custodian Agreement.

     "Custodian Agreement" means, individually or collectively, (a) the Custodian Agreement dated September 30, 1998 among the Borrower, the Trustee and UNIPAC Service Corporation, (b) the Custodian Agreement dated September 30, 1998 among the Borrower, the Trustee and Great Lakes Higher Education Servicing Corporation, and (c) each additional or successor custodian agreement entered into among the Borrower, the Trustee and a Custodian and approved by the Required Lenders and the Agent.

     "Custodian Fees" means the fees, expenses and charges of the Custodian pursuant to the Custodian Agreement, except to the extent included in Servicing Fees.

     "Debt" of any Person means (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes, letters of credit, interest rate and currency swaps or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (e) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of other Persons of the kinds referred to in clauses (a) through (e) above.

     "Defaulted Student Loan" means any Student Loan (a) as to which any payment, or portion thereof, is more than 180 days past due from the original due date thereof, unless such Student Loan is a Higher Education Act Student Loan and such Student Loan is in Deferment, (b) the Obligor of which is the subject of an Event of Bankruptcy or is deceased or disabled, or (c) as to which a continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Student Loan (other than payment defaults continuing for a period of not more than 180 days.)

     "Deferment" means the period permitted by the Higher Education Act and the policies of applicable Guarantor as being a period during which a borrower under a Student Loan may postpone making payments of principal or interest.

     "Department" means the United States Department of Education, or any successor thereto or to the functions thereof.

     "Due Diligence Requirements" means the due diligence requirements established from time to time pursuant to the Higher Education Act and any regulations promulgated by the Secretary of Education thereunder from time to time regarding the activities required to be performed by or on behalf of a lender with respect to delinquent or defaulted loans, including the requirements set forth in 34 C.F.R. Section 682.411.

     "Eligible Borrower" means a borrower who is eligible under the Higher Education Act to be the obligor of a loan for financing a program of education at an Eligible Institution, including a borrower who is eligible under the Higher Education Act to be an obligor of a loan made pursuant to Section 428A, 428B and 428C of the Higher Education Act.

     "Eligible Institution" means (a) an institution of higher education, (b) a vocational school or (c) any other institution which, in all of the above cases, has been approved by the Secretary of Education and the applicable Guarantor.

     "Eligible Lender" means any "eligible lender," as defined in the Higher Education Act, and which has received an eligible lender designation from the Guarantor with respect to Guaranteed Loans.

     "Eligible Loan" means a Student Loan:

          (a) which was originated or acquired by the Borrower in the ordinary course of its business and was originated in the United States, its territories or possessions;

      (b) that constitutes an account or general intangible as defined in the UCC as in effect in the jurisdiction that governs the perfection of the interests of the Borrower therein and the perfection of the Trustee's interest therein under this Agreement;

      (c) the borrower is an Eligible Borrower attending an Eligible
Institution;

      (d) if such Student Loan is a subsidized Stafford Loan, such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department; if such Student Loan is a Consolidation Loan, such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department to the extent applicable; and if such Student Loan is a PLUS/SLS or an unsubsidized Stafford Loan, such Student Loan qualifies the holder thereof to receive Special Allowance Payments from the Department to the extent applicable;

      (e) at the time of purchase with proceeds from an Advance, is not a Defaulted Student Loan and has not been tendered at any time to any Guarantor for payment;

      (f) that provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that will fully amortize the Principal Balance thereof by its maturity, as such maturity may be modified in accordance with applicable deferral and forbearance periods granted in accordance with applicable laws, including the Higher Education Act and any Guarantee Agreements, as applicable;

      (g) that is denominated and payable only in Dollars;

      (h) that together with the related Student Loan Note therefor represents the genuine, legal, valid and binding payment obligation of the related borrower, enforceable by or on behalf of the holder thereof against such borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally and subject to general principles of equity; and that has not been satisfied, subordinated or rescinded and no right of rescission, setoff, counterclaim or defense has been asserted or, to the knowledge of the Borrower, overtly threatened in writing with respect to such Student Loan;

      (i) that (i) is the subject of a valid Guarantee Agreement with an eligible Guarantor, (ii) with respect to which the Borrower is not in default in any material respect in the performance of any covenants and agreements made in the applicable Guarantee Agreement, and (iii) with respect to which all amounts due and payable to the Department or a Guarantor, as the case may be, have been paid in full;

      (j) that (i) is the subject of a valid Servicing Agreement with an eligible Servicer, with respect to which the Borrower has executed and delivered a Custodian Agreement, (ii) with respect to which the Borrower is not in default in any material respect in the performance of any covenants and agreements made in the applicable Servicing Agreement, and (iii) with respect to which all amounts due and payable to the Servicer have been paid in full;

          (k) the payment terms of which have not been altered or amended except in accordance with the Higher Education Act;

          (l) if such Student Loan is a Proprietary Loan, the outstanding Principal Balance of which when added to the outstanding Principal Balance of all other Financed Loans that are Proprietary Loans does not exceed 20% of the aggregate outstanding Principal Balance of all Financed Loans; and

          (m) if such Student Loan is serviced by a Servicer for which the reporting of financial information concerning such Servicer to the Agent is not permitted under its Servicing Agreement, the outstanding Principal Balance of which when added to the aggregate outstanding Principal Balance of all other Financed Loans serviced by such Servicer or other Servicers for which the reporting of financial information to the Agent is not permitted under their Servicing Agreements shall not exceed 10% of the aggregate outstanding Principal Balance of all Financed Loans.

     "ERISA means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "ERISA Affiliate" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower; (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower of (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower, any corporation described in clause (a) above or any trade or business described in clause (b) above.

     "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

          (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

     "Event of Default" has the meaning assigned to that term in Section 6.01.

     "Facility Amount" means at any time the aggregate principal amount of outstanding Advances made to the Borrower under this Agreement.

     "Facility Limit" means, at any time, $500,000,000 as such amount may be adjusted from time to time pursuant to Section 2.03; provided, however, that at all times on or after the termination of the Revolving Period, the "Facility Limit" shall mean the Facility Amount.

     "Federal Reimbursement Contracts" means any agreement between any Guarantor and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including but not necessarily limited to reimbursement of amounts paid or payable upon defaulted Financed Loans and other student loans Guaranteed by any Guarantor and federal Interest Subsidy Payments and Special Allowance Payments, if applicable, to holders of qualifying student loans guaranteed by any Guarantor.

     "FFEL Program" means the Federal Family Education Loan Program authorized under the Higher Education Act, including Federal Stafford Loans authorized under Sections 427 and 428 thereof, Federal Supplemental Loans for Students authorized under Section 428A thereof, Federal PLUS Loans authorized under
Section 428B thereof, Federal Consolidation Loans authorized under Section 428C thereof and Unsubsidized Stafford Loans authorized under Section 428H thereof.

     "Financed Loans" means any loans financed with Advances under this Agreement that were purchased by the Borrower from a Seller pursuant to a Sale and Purchase Agreement with the proceeds of Advances.

     "Fitch" means Fitch IBCA Inc. or its successor.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

     "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Grant" or "Granted" means to pledge, create and grant a first priority security interest in and with regard to property free and clear of all Adverse Claims. A Grant of Financed Loans, other assets or of any other agreement includes all rights, powers and options (but none of the obligations) of the granting party thereunder.

     "Guarantee" or "Guaranteed" means, with respect to a Student Loan, the insurance or guarantee by the Guarantor, in accordance with the terms and conditions of the Guarantee Agreement, of at least the minimum required by law of the principal of the Student Loan and the coverage of the Student Loan by the Federal Reimbursement Contracts providing, among other things, for reimbursement to the Guarantor for losses incurred by it on defaulted Student Loans insured or guaranteed by the Guarantor up to the minimum required by law of such losses.

     "Guarantee Agreements" means the Federal Reimbursement Contracts, the Trustee Guarantee Agreement and any other similar guarantee or agreement issued by a Guarantor to the Trustee, which pertain to Student Loans.

     "Guarantee Program" means the Guarantor's student loan guarantee program pursuant to which the Guarantor guarantees or insures Student Loans.

     "Guaranteed Loan" means an Eligible Loan which is Guaranteed.

     "Guarantor" means any entity authorized to guarantee Student Loans under the Higher Education Act and with which the Trustee maintains in effect a Guarantee Agreement.

     "Higher Education Act" means Title IV, Parts B, F and G of the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations and guidelines promulgated thereunder.

     "Indemnified Amounts" has the meaning assigned to that term in Article
VIII.

     "Independent Director" means a Person who (a) is not a stockholder or other securityholder (whether direct, indirect or beneficial), customer or supplier of the Borrower or any of its Affiliates; (b) is not a director, officer, employee, former employee, Affiliate, member, manager or associate of the Borrower or any of its Affiliates (other than in its capacity as the Independent Director for the Borrower or any of its Affiliates); (c) is not related to any Person referred to in clauses (a) or (b); and (d) is not a trustee, conservator or receiver for the Borrower or any of its Affiliates (other than in its capacity as Independent Director for the Borrower or any of its Affiliates).

     "Interest period" means a (a) period of one month, commencing on the first Business Day of each month and ending on (but excluding) the first Business Day of the immediately succeeding calendar month or (b) such other period as may be agreed on from time to time by the Borrower and the Required Lenders. At no time may there be more than one Interest Period outstanding, unless otherwise approved by the Required Lenders.

     "Interest Rate" means, (a) with respect to a Regular Advance, the Regular Interest Rate and (b) with respect to a Liquidity Advance, the applicable Liquidity Interest Rate; provided, however, that while any Event of Default shall have occurred and be continuing, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Advances and other Obligations, at a rate per annum which is equal to the rate otherwise in effect plus 2.0%.

     "Interest Subsidy Payments" means the interest subsidy payments on Student Loans received from the Secretary of Education pursuant to Section 428 of the Higher Education Act or similar payments authorized by federal law or regulations.

     "Investment" means, with respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

     "Lenders" means Concord, the Agent and the Liquidity Providers, and their respective successors and assigns.

     "Liabilities" means the sum of (a) the Facility Amount and (b) all accrued Yield and Liquidity Fees applicable thereto plus (c) any accrued and unpaid fees, including Custodian Fees, Liquidity Fees, Servicing Fees, Portfolio Administration Fees, Trustee Fees and any other fees payable pursuant to the Transaction Documents or the Liquidity Agreement by the Borrower.

     "LIBOR" means for any Interest Period, the rate determined as of the first day of such Interest Period for Eurodollar deposits corresponding to the number of months in such Interest Period which appears on Telerate Page 3750 (as defined in the International Swaps and Derivatives Associations, Inc. 1991 Interest Rate and Currency Definitions) or such other page as may replace Telerate Page 3750. In the event that LIBOR is not so quoted for the length of any particular Interest Period, LIBOR for such Interest Period shall be determined by Concord or, if Concord is not the sole Lender, the Agent using an interpolated rate for LIBOR.

     "Liquidity Advances" means Advances owed to the Liquidity Providers.

     "Liquidity Agreement" means the Liquidity Agreement dated as of September 30, 1998, among Concord, each of the Liquidity Providers named therein and the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

     "Liquidity Facility" means, individually or collectively, (a) the Liquidity Agreement and (b) any other such agreement entered into between Concord and any Person providing liquidity support for the CP issued to finance the Financed Loans.

     "Liquidity Fee" means fees payable to the Liquidity Provider(s) pursuant to the terms of the Liquidity Facility, and any other fees or expenses of the Agent or the Liquidity Providers that the Borrower may from time to time agree to pay.

     "Liquidity Interest Rate" means the yield to be paid on Liquidity Advances. The Liquidity Interest Rate shall be equal to either (a) the sum of: (i) LIBOR and (ii) 0.625%, or (b) the Alternate Borrowing Rate, as selected in accordance with Section 2.02.

     "Liquidity Provider" means, collectively, one or more financial institutions having a short-term unsecured debt rating of at least "A-1"/"P-1" by S&P and Moody's, respectively, and which are now or hereafter parties to the Liquidity Agreement, or otherwise providing all or a portion of the Liquidity Facility.

     "Liquidity Termination Event" means the occurrence of any of the following events: (a) any Liquidity Provider then providing liquidity to Concord has its rating lowered below A-1 by S&P or P-1 by Moody's, unless a replacement Liquidity Provider having ratings of at least A-1 from S&P and P-1 by Moody's is substituted within 30 days of such downgrade, (b) any

Liquidity Provider shall fail to honor any of its payment obligations under the Liquidity Agreement, or (c) the Liquidity Agreement shall cease for any reason to be in full force and effect or be declared null and void.

     "Loan Valuation Percentage" as determined by the Valuation Agent means
(a)(i) the present value of the Net Revenues (using the Portfolio
Characteristics and the Valuation Report Assumptions) divided by (ii) the outstanding Principal Balance of Financed Loans, plus (b) 100%.

     "Material Adverse Effect" means a material adverse effect on:

          (a) the ability of the Borrower to perform its obligations under this Agreement or any other Transaction Document; or

          (b) the status, existence, perfection, priority or enforceability of the interest in the Pledged Collateral.

     "Maturity Date" means the specified maturity of each Advance, which, unless otherwise extended by mutual agreement between the Required Lenders and the Borrower, shall be the last day of the applicable Interest Period.

     "Maximum Advance Percentage" means the rate, stated as percentage, of the aggregate outstanding amount of the Eligible Loans financed or to be financed, as determined by the Valuation Agent, all as calculated by the Valuation Agent pursuant to Article III of the Valuation Agent Agreement. The Maximum Advance Percentage determined pursuant to any Advance Percentage Calculation Report with respect to any Financed Loans shall remain in effect with respect to such Financed Loans until the Borrowing Date immediately following the delivery of the next Valuation Report delivered pursuant to Section 5.09.

     "Minimum Asset Coverage Requirement" means an Asset Coverage Ratio of 100.25%.

     "Monthly Report" means a report, in substantially the form of Exhibit D, furnished by the Borrower to the Agent, the Valuation Agent and the Required Lenders.

     "Moody's" means Moody's Investors Service, Inc. or its successor.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees.

     "NELNET" means National Education Loan Network, Inc., a Nevada corporation.

     "Obligations" means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to the Lenders, the Trustee and/or any other Person, arising under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby and shall include, without limitation, all liability for principal of and interest on the Advances, closing fees, unused line fees, audit fees, expense reimbursements, indemnifications, and other amounts due or to become due under the Transaction Documents, including, without limitation, interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).

     "Obligor" means a Person obligated to make payments with respect to a Student Loan including the student, Guarantors and the Department.

     "Outstanding Balance" means, with respect to a Financed Loan on any day, the aggregate amount (including outstanding principal and accrued and unpaid interest) owed by the Obligor thereunder as of the close of business on the prior Business Day.

     "Permitted Investments" means (a) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of no more than 90 days from the date of acquisition; (b) time deposits and certificates of deposit having maturities of no more than 90 days from the date of acquisition, maintained with or issued by any commercial bank having capital and surplus in excess of $500,000,000 and having a short-term rating not less than "A-1" or the equivalent thereof from S&P and, if rated by Fitch, not less than "F-1" or the equivalent thereof from Fitch; (c) repurchase obligations for underlying securities of the types described in clauses (a) or (b) above with a term of not more than ten days and maturing no later than 90 days after the date of acquisition; (d) commercial paper (other than CP) maturing within 90 days after the date of acquisition and having a rating of not less than "A-1" or the equivalent thereof from S&P and if rated by Fitch, not less than "F-1" or the equivalent thereof from Fitch; (e) freely redeemable shares in money market funds having a rating of "AAA-m" or "AAAM-G" from S&P and, if rated by Fitch, "AAA" from Fitch; and (f) any other investment approved in writing by the Required Lenders.

     "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

     "Pledged Collateral" has the meaning specified in Section 2.11 hereof.

     "PLUS/SLS" means a Student Loan originated under the authority set forth in
Section 428A or B (or a predecessor section thereto) of the Higher Education Act and shall include Student Loans designated as "ALAS Loans" or "SLS Loans," as defined, under the Higher Education Act.

     "Portfolio Administration Fee" means, for each Calculation Period, a per annum fee payable monthly in arrears equal to 0.45% on the average outstanding principal balance of the Financed Loans during such Calculation Period and paid to the Portfolio Administrator.

     "Portfolio Administrator" means NELNET or its successors and assigns.

     "Principal Balance" means, with respect to any Student Loan, any Financed Loan and any specified date, the original principal amount of such Student Loan or Financed Loan, plus capitalized interest thereon, if any, minus prior payments of principal by or on behalf of the Obligor of such Student Loan or Financed Loan as of such date.

     "Proprietary Institution" means a for-profit vocational school, including a proprietary institution.

     "Proprietary Loan" means a loan made to or for the benefit of a student attending a Proprietary Institution.

     "Pro Rata Share" means with respect to any Lender at any time, a fraction (expressed as a percentage) the numerator of which is the outstanding principal balance of the Advances owing to such Lender and the denominator of which is the outstanding principal balance of all Advances outstanding under this Agreement. As of the date of this Agreement and at all times prior to any drawing by Concord under the Liquidity Agreement, the Pro Rata Share of Concord shall be 100%.

     "Records" means all documents, books, records and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Financed Loans or otherwise in respect of the Pledged Collateral.

     "Regular Interest Rate" means LIBOR plus 0.10%.

     "Regular Advances" means Advances owed to Concord.

     "Regulatory Change" means, relative to any Affected Party:

          (a) any change after the date of this Agreement in (or the adoption, implementation, change in phase-in or commencement or effectiveness of) any:

               (i) United States federal or state law or foreign law applicable to such Affected Party;

               (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, governmental authority charged with the interpretation or administration of any law referred to in clause
          (a)(i) or of (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party; or

               (iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above; or

          (b) any change after the date of this Agreement in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above.

     "Requested Advance Percentage" means the rate, stated as a percentage, of the aggregate Principal Balance of the Eligible Loans to be financed by an Advance that is requested by the Borrower, not to exceed the Maximum Advance Percentage.

     "Required Lenders" means (a) prior to any drawing by Concord under the Liquidity Facility, Concord, except as otherwise provided in Section 4.1(d) of the Liquidity Agreement, (b) subsequent to any drawing by Concord under the Liquidity Facility and written notice to the Borrower of such drawing by the Agent, so long as any amounts are owed under this Agreement to Concord, Concord and the Agent, except as otherwise provided in Section 4.9 of the Liquidity Agreement, and (c) at all other times, the Agent.

     "Revolving Period" means the period commencing on the Closing Date and terminating on the earlier of (a) the Termination Date or (b) the date on which Concord ceases to be the sole Required Lenders under this Agreement. So long as no Event of Default or an event which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing, the Revolving Period may be reinstated at any time prior to the occurrence of the Termination Date with the consent of the Required Lenders.

     "Rollover Advance" means an Advance the funding of which would not and does not have the effect of increasing the Facility Amount.

     "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill (or its predecessor or successors in interest) if an so long as it has rated and is continuing to rate commercial paper notes of Concord, and otherwise means such other nationally recognized statistical rating organization as may be designated by Concord.

     "Sale and Purchase Agreements" means a student loan purchase agreement between the Borrower and a Seller, substantially in the form attached hereto as Exhibit A, for the purchase of Eligible Loans.

     "Schedule of Purchased Student Loans" means a listing of certain Financed Loans of the Borrower delivered to and held by the Trustee pursuant to Section 5.01(c)(vii) (which Schedule may be in the form of microfiche or computer file or other medium acceptable to the Trustee), as from time to time amended, supplemented, or modified, which Schedule shall be the master list of all Financed Loans then compromising a part of the Pledged Collateral pursuant to this Agreement.

     "Secretary of Education" or "Secretary" means the Commissioner of Education and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any other officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

     "Secured Creditors" means the Trustee and the Lenders.

     "Sellers" means any entity which sells Eligible Loans to the Borrower pursuant to the terms of a Sale and Purchase Agreement; including, but not limited to, NEBHELP, INC. and Union Bank and Trust Company.

     "Servicer" means, individually or collectively, (a) UNIPAC Service Corporation, (b) Great Lakes Higher Education Servicing Corporation, and (c) any other organization with which the Borrower has entered into a Servicing Agreement with respect to Eligible Loans, with the prior written approval of the Required Lenders and the Agent.

   "Servicer Event of Default" means (a) any Servicer shall fail in any material respect to perform or observe any term, covenant or agreement that is an obligation of such Servicer under a Servicing Agreement (other than as referred to in clause (b) below) and such failure continues unremedied for 10 days after (i) written notice thereof shall have been given by the Borrower or the Trustee to the Borrower or the Servicer or (ii) the Servicer has actual knowledge thereof; (b) any Servicer shall fail to make any payment or deposit to be made by it under a Servicing Agreement when due and such failure shall remain unremedied for three Business Days; (c) any representation or warranty made or deemed to be made by any Servicer (or any of its officers) under or in connection with a Servicing Agreement or any information or report delivered pursuant to a Servicing Agreement shall prove to have been false or incorrect in any material respect when made; (d) an Event of Bankruptcy shall have occurred with respect to a Servicer; (e)(i) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by the Borrower to the Lenders prior to the execution and delivery of this Agreement is pending against a Servicer or any of its Affiliates at the time execution hereof, or (ii) any material development not so disclosed has occurred in any such litigation or proceedings so disclosed, which in the case of clause (i) or (ii), in the opinion of the Agent and the Required Lenders, has a material adverse effect on the ability of such Servicer to perform its obligations under a Servicing Agreement.

   "Servicing Agreement" means, individually or collectively, (a) the Servicing Agreement dated September 30, 1998, between the Borrower and UNIPAC Service Corporation, (b) the Servicing Agreement dated as of September 30, 1998, between Great Lakes Higher Education Servicing Corporation and the Borrower, and (c) with the prior written consent of the Required Lenders and the Agent, any other servicing agreement between the Borrower and any Servicer, as any such agreement may be amended or supplemented from time to time with the prior written consent of the Agent and the Required Lenders, under which the respective Servicer agrees to administer and collect the Financed Loans.

   "Servicing Fees" means any fees payable by the Borrower to a Servicer with respect of servicing Financed Loans pursuant to the provisions of a Servicing Agreement, including legal fees and expenses.

   "Settlement Date" means the first Business Day of each month.

   "Solvent" means, at any time, a condition under which:

      (a) the fair value and present fair saleable value of such Person's total assets is, on the date of determination, greater than such Person's total liabilities (including contingent and unliquidated liabilities) at such time;

      (b) the fair value and present fair saleable value of such Person's assets is greater than the amount that will be required to pay such Person's probable liability on its existing debts as they become absolute and matured ("debts," for this purpose, includes all legal liabilities, whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent);

          (c) such Person is and shall continue to be able to pay all of its liabilities as such liabilities mature; and

          (d) such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business.

          For purposes of this definition:

          (i) the amount of a Person's contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability;

          (ii) the "fair value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value;

          (iii) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions; and

          (iv) the "present fair saleable value" of an asset means the amount which can be obtained if such asset is sold with reasonable promptness in an arms-length transaction in an existing and not theoretical market.

     "Special Allowance Payments" means special allowance payments authorized to be made by the Secretary of Education by Section 438 of the Higher Education Act, or similar allowances authorized from time to time by federal law or regulation.

     "Stafford Loan" means a loan made to an Eligible Borrower designated as such that is made under the Robert T. Stafford Student Loan Program in accordance with the Higher Education Act.

     "Stock" means all shares, options, general or limited partnership interests, limited liability membership interests, or other equivalents (regardless of how designated), participation or other equivalents (however designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting, including, without limitation, common stock, warrants, preferred stock, convertible debentures or any other equity security, and all agreements, instruments and documents convertible, in whole or in part, into any one or more of all of the foregoing.

     "Student Loan" means a Consolidation Loan, a PLUS/SLS Loan, a Stafford Loan or a Proprietary Loan.

   "Student Loan Notes" means the promissory notes or other writings evidencing the Student Loans.

   "Termination Date" means the earliest to occur of (a) September 30, 2003,
(b) such other date as may be agreed in writing by the Agent and the Required Lenders and the Borrower, (c) the date of termination of the Facility Limit pursuant to Section 2.03, (d) the date of the declaration or automatic occurrence of the Termination Date pursuant to Article VI, (e) failure by the Servicer to perform or observe any material term, covenant or agreement under the Servicing Agreement and such failure shall remain unremedied for three Business Days, unless such Servicer is replaced by either the Borrower or the Required Lenders in accordance with the provisions of the related Servicing Agreement, (f) if Concord shall be owed any Advances under this Agreement on such date, the date on which the Liquidity Facility is terminated or expires or
(g) the occurrence of any Liquidity Termination Event.

   "Transaction Documents" means, collectively, this Agreement, the Valuation Agent Agreement, all Servicing Agreements, all Custodian Agreements, all Sale and Purchase Agreements, all Guarantee Agreements, the Agreement and Acknowledgement and all other instruments, documents and agreements executed in connection with any of the foregoing.

   "Treasury Regulations" means any regulations promulgated by the Internal Revenue Service interpreting the provisions of the Code.

   "Trigger Rate" means, as to any Guarantor, such Guarantor's default rate as defined in Section 428(c)(1)(B) of the Higher Education Act.

   "Trust Estate" means all of the Pledged Collateral of the Borrower pledged and assigned to the Trustee for the benefit of the Secured Creditors pursuant to this Agreement.

   "Trustee" means Norwest Bank Minnesota, National Association, Minneapolis, Minnesota, and its successor or successors and any other corporation which may at any time be substituted in its place pursuant to this Agreement.

   "Trustee Fees" means the fees, expenses and charges of the Trustee, including legal fees and expenses.

   "Trustee Guarantee Agreement" means, collectively, the Lender Agreements for Guarantee of Student Loans with Federal Reinsurance between the Trustee and the Nebraska Student Loan Program, Inc., as amended, the Agreement to Guarantee Loans between the Trustee and United Student Aid Funds, as amended, the Certificate for Comprehensive Insurance between the Trustee and the Colorado Student Loan Program, as amended, the Student Loan Guaranty between the Trustee and Great Lakes Higher Education Guaranty Corporation, as amended, the Lender Agreement for Guarantee of Student Loans with Federal Reinsurance between the Trustee and Education Assistance Corporation, as amended, the Lender Participation Agreement and Contract of Insurance between the Trustee and Kentucky Higher Education Assistance Authority, as amended, the Holder
Agreement for Payment on Guarantee of Student Loans with Federal Insurance between the Trustee and Educational Credit Management Corporation, as amended, the Agreement to Endorse Loans between the Trustee and Oklahoma Guaranteed Student Loan Program, as amended, the Lender Agreement between the Trustee and Texas Guaranteed Student Loan Program, as amended, the Agreement to Guarantee Loans for Secondary Market between the Trustee and Student Loan Guarantee Foundation of Arkansas, Inc., as amended, and other guarantee or agreement issued by any Guarantor to the Trustee, and any amendment thereto entered into in accordance with the provisions thereof and hereof.

     "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

     "United States" means the United States of America.

     "Valuation Agent" means Dain Rauscher Incorporated, or any other entity appointed as Valuation Agent by the Borrower and approved by the Agent and the Required Lenders, which approval shall not be unreasonably withheld.

     "Valuation Agent Agreement" means the Valuation Agent Agreement dated September 30, 1998, among the Borrower, Concord and the Valuation Agent and any other valuation agent agreement in the form attached hereto as Exhibit B among the Borrower, Concord and the Valuation Agent, as any such agreement may be amended or supplemented from time to time with the prior written consent of the Required Lenders and the Agent.

     "Valuation Agent Fee" means for each Calculation Period, a per annum fee payable monthly in arrears equal to 0.025% on the average outstanding principal balance of the Advances during such Calculation Period.

     "Valuation Date" means the day either (a) within 30 days after the Valuation Agent's receipt of a written request for a Valuation Report from any of the Agent, Concord or the Borrower or (b) not later than the fourth Business Day preceding each April 30, July 31, October 31 or January 31.

     "Valuation Report" means a report furnished by the Valuation Agent to the Agent, the Required Lenders, the Trustee and the Borrower pursuant to Section 5.09(a) hereof, the form of which is attached as Exhibit B to the Valuation Agreement.

     "Yield" means, for all Advances allocated to any Interest Period during any such Interest Period, the product of

                    IRT x C x ED
                    ------------
                        360

     where:

          C = the principal amount of the Advances allocated to such Interest
              Period,

          ED = the actual number of days elapsed during such Interest Period, and

          IRT = the Interest Rate for such Interest Period;

   provided, however that (a) no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law and (b) Yield shall not be considered paid by any distribution if at any time such distribution is rescinded or otherwise returned by the Required Lenders to the Borrower or any other Person for any reason.

   SECTION 1.02. OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.

   SECTION 1.03. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                     ARTICLE II

                                    THE FACILITY

   SECTION 2.01. BORROWINGS.

     (a) On the terms and conditions hereinafter set forth, the Lenders severally agree to make Advances to the Borrower in proportion to their respective Pro Rata Shares from time to time up to an aggregate principal amount outstanding at any one time not to exceed the Facility Limit in effect at the time of such Advance. In addition to the other terms and conditions hereinafter set forth, under no circumstances shall Concord be obligated or committed to make any Advance (i) unless the amount available for drawing by Concord under the Liquidity Agreement from Liquidity Providers rated at least "A-1" and "P-1" by S&P and Moody's, respectively, shall equal or exceed the aggregate amount of the principal and interest due on the Advances then outstanding (including any requested Advance) to Concord plus accrued and unpaid interest owing or which will be owing at the end of all then outstanding Interest Periods (and the Interest Period with respect to any requested Advance) on such Advances, (ii) if Concord is unable for any reason to raise funds in the United States commercial paper market to make such Advances, (iii) if Concord, in good faith, determines there is a general disruption in the United States commercial paper market or Concord's ability to access the commercial paper market or (iv) if any Liquidity Provider fails to honor its payment obligations under the Liquidity Facility. Within the limits set forth in this Section 2.01 and the other terms and conditions of this Agreement, during the Revolving Period, the Borrower may borrow, prepay and reborrow under this Section 2.01. In addition, the aggregate principal amount of any Advance, which is not a Rollover Advance, during the Revolving Period shall not exceed the result of (x) the aggregate Principal Balance of Eligible Loans to be financed by such Advance, multiplied by (y) the Requested Advance Percentage related thereto, plus accrued interest thereon. All Advances hereunder shall be denominated in and be payable in United States dollars. All then outstanding Advances and other Obligations hereunder shall be due and payable on September 30, 2003 or such earlier date as provided in
Article VI hereof.

     (b) Each Lender's obligations under this Section 2.01 are several and the failure of any Lender to make available its Pro Rata Share of any requested Advance shall not relieve any other Lender of its obligations hereunder or obligate any other Lender to honor the obligations of any defaulting Lender. Notwithstanding anything contained in this Agreement to the contrary, no Lender shall be obligated or committed to fund any portion of any Advance in excess of its Pro Rata Share thereof.

SECTION 2.02. THE INITIAL BORROWING AND SUBSEQUENT BORROWINGS.

     (a) Any Advances made by the Lenders during the Revolving Period, will be made on the first Business Day of a calendar month (unless otherwise agreed by the Borrower and the Required Lenders) at the request of the Borrower, subject to and in accordance with the terms and conditions of Section 2.01 and this
Section 2.02. After the Revolving Period, the Lenders shall make Advances on the first Business Day of any calendar month (unless otherwise agreed by the Borrower and the Required Lenders) at the request of the Borrower, subject to and in accordance with the terms and conditions of Section 2.01 and this
Section 2.02, solely to the extent necessary to refund any maturing Advances.

     (b) Subject to satisfaction of the conditions precedent set forth in this Agreement and, if the Advance to be made is a Liquidity Advance, to satisfaction of the conditions precedent in the Liquidity Agreement, the Borrower may request an Advance hereunder by giving written notice to the Lenders in the form of Exhibit C hereto not later than 12:00 noon, Chicago time, at least three Business Days' prior to the proposed date of such Borrowing. Each such notice shall specify (i) the aggregate amount of such Borrowing, which shall be in an amount equal to or greater than $1,000,000, (ii) the date of such Borrowing (which may only be the first Business Day of a calendar month unless otherwise agreed by the Borrower and the Required Lenders), (iii) if the Advance to be made is a Liquidity Advance, the requested applicable Liquidity Interest Rate for such Borrowing and (iv) the Requested Advance Percentage. On the date of such Borrowing, each Lender shall, upon satisfaction of the applicable conditions set forth in this Agreement, make available to the Borrower in same day funds, their respective Pro Rata Share of the amount of such Borrowing by payment to the account which the Borrower has designated in writing. Unless otherwise agreed by the Required Lenders, the duration of all Interest Periods shall be one (1) calendar month.

     (c) Except as otherwise provided in Article VIII of this Agreement, principal and accrued Yield on the Advances shall be payable solely from the Pledged Collateral and from payments made or owing pursuant to the "Collateral Calls" made in accordance with Section 5.12. The Advances plus accrued Yield will be payable in full so as received by the Lenders no later than 10:00 a.m. (Chicago time) on the applicable Maturity Date and may not be prepaid in whole or in part on any day other than the applicable Maturity Date without the consent of the Required Lenders.

     (d) If as a result of a draw under the Liquidity Agreement the Agent shall become a Lender on any day other than the first day of an Interest Period, the Liquidity Interest Rate applicable to the Agent's Advances for the remainder of such Interest

     Period shall be (i) the Alternate Borrowing Rate plus 2.0% if such draw is the result of the occurrence of an Event of Default hereunder or the Agent shall not be given notice of such draw request not later than 12:00 noon, Pittsburgh time, at least three Business Days prior to the date of such draw, or (ii) the sum of (A) LIBOR and (B) 0.625% if such draw is not the result of the occurrence of an Event of Default hereunder and provided that the Agent shall be given written notice of such draw request not later than 12:00 noon, Pittsburgh time, at least three Business Days prior to the date of such draw, unless otherwise agreed to by the Agent.

     SECTION 2.03. TERMINATION OR REDUCTION OF THE FACILITY LIMIT. The Borrower may, upon at least 60 days' written notice to the Required Lenders, (i) at any time, but only after the first anniversary of the Closing Date or (ii) at any time prior to the first anniversary of the Closing date if the Lenders shall fail to respond (whether affirmatively or negatively) to any written request for a waiver, amendment or modification to any of the prohibitions set forth in any of Section 5.01(j), 5.04, 5.06 or 5.07 within 30 days after Concord's receipt of such request, terminate in whole or reduce in part the portion of the Facility Limit that exceeds the outstanding Advances; provided, however, that each partial reduction of the Facility Limit shall be in an aggregate amount equal to $5,000,000 or an integral multiple thereof.

     SECTION 2.04. [INTENTIONALLY OMITTED.]

     SECTION 2.05. COLLECTION ACCOUNT. On or prior to the date hereof, the Borrower shall establish and maintain, or cause to be established and maintained, the Collection Account. The Collection Account shall be maintained as a segregated trust account in the trust department of the Trustee, and shall be under the sole dominion and control of, and in the name of, the Trustee. Any Collections received by the Borrower, the Trustee, the student loan depositaries or co-depositaries, the Custodians, the Sellers or the Servicers, or any agent thereof, as the case may be, are to be transmitted to the Collection Account within two Business Days or receipt. The Borrower shall direct each Servicer, Seller, Custodian, student loan depository or co-depositories, or agent thereof, to transmit any collections it receives with respect to the Financed Loans directly to the Trustee for deposit to the Collection Account. Funds on deposit in the Collection Account may be invested from time to time in Permitted Investments in accordance with Section 2.09. The Trustee shall apply funds on deposit in the Collection Account as described in Section 2.06.

     SECTIONS 2.06. TRANSFERS FROM COLLECTION ACCOUNT.

          (a) On each date on which any principal or interest is due with respect to any Advance, the Trustee shall promptly apply moneys held in the Collection Account to pay to the Lenders the accrued and unpaid Yield and principal amounts then due and owing; provided, however, that during the Revolving Period, if more than $10,000,000 from either the Collection Account or the Cash Reserve Account shall be applied at the end of any one Interest Period to repay the principal balance of the Advances, a fee of 1/12th of 0.10% shall be applied to all such principal payments over $10,000,000 made at the end of any such Interest Period.

     (b) On each Calculation Date, the Borrower shall direct the Portfolio Administrator to prepare the Monthly Report and shall provide or cause to be provided to the Portfolio Administrator all information necessary or appropriate to accurately prepare such Monthly Report, all calculations, unless otherwise specified, to be made as of the end of the current Calculation Period, and cause the Portfolio Administrator to forward such Monthly Report to the Trustee, the Agent, the Valuation Agent and the Required Lenders.

     (c) The Trustee, on each Settlement Date, shall apply the moneys held by the Trustee in the Collection Account, in the following amounts and priority:

          (i) pay as directed by the Borrower, an amount equal to the estimated taxes owed by the Borrower that are payable prior to the next Settlement Date and not previously paid, which relate to the net income of the Borrower realized on the Financed Loans and other assets in the Trust Estate, as certified by the Portfolio Administrator;

          (ii) pay to each Servicer and Custodian an amount equal to the Servicing Fee and Custodian Fee which is accrued and unpaid as of the close of business on the immediately preceding Calculation Period, as certified by the Portfolio Administrator;

          (iii) pay to the Lenders an amount equal to the accrued and unpaid Yield, principal and all other Obligations, net of any Rollover Advances, in each case, due and owing as of such Settlement Date; provided, however, that during the Revolving Period, if more than $10,000,000 from either the Collection Account or the Cash Reserve Account shall be applied at the end of any one Interest Period to repay the principal balance of the Advances, a fee of 1/12th of 0.10% shall be applied to all such principal payments over $10,000,000 made at the end of any such Interest Period;

          (iv) pay to the Liquidity Providers the Liquidity Fee which is accrued and unpaid as of the close of business on the current Calculation Period due and owing as of such Settlement Date;

          (v) pay fees and expenses which are accrued and unpaid as of the close of business on the immediately preceding Calculation Period with respect to the Financed Loans (as certified by the Portfolio Administrator or the Borrower);

          (vi) pay to the Trustee an amount equal to the Trustee Fee which is accrued and unpaid as of the close of business on the immediately preceding Calculation Period;

          (vii) transfer to the Cash Reserve Account the amount, if any, necessary to restore the Cash Reserve Account to the Cash Reserve Requirement;

               (viii) pay to the Portfolio Administrator the Portfolio Administration Fee which is accrued and unpaid as of the close of business on the current Calculation Period, as certified by the Portfolio Administrator;

               (ix) pay to the Valuation Agent the Valuation Agent Fee which is accrued and unpaid as of the close of business on the current Calculation Period, as certified by the Portfolio Administrator; and

               (x) on the Settlement Date immediately following each April 30, July 31, October 31 or January 31, if the Asset Coverage Ratio is greater than 101.25% and any transfer hereunder will not result in an Event of Default or require a collateral call pursuant to any provision contained in this Agreement, transfer to the Borrower or any other Person as directed by the Borrower (by wire transfer as directed by the Borrower), any amounts calculated pursuant to the provisions of Exhibit E hereto the form of which shall not be changed or amended without the prior written consent of the Agent and the Required Lenders.

          (d) Any moneys allocated to the payment of Trustee Fees, Liquidity Fees, Valuation Agent Fees, Portfolio Administration Fees, Servicing Fees, Custodian Fees, Advances, Yield on Advances and other Obligations pursuant to this Section 2.06 shall be transferred to the applicable payee, to the extent such Obligations are then due and payable. The Trustee shall make the foregoing transfers in accordance with this Section 2.06.


     SECTION 2.07. CASH RESERVE ACCOUNT. On or prior to the date hereof, the Borrower shall establish and maintain, or cause to be established and maintained, the Cash Reserve Account. The Cash Reserve Account shall be maintained in a segregated trust account in the trust department of the Trustee or another commercial bank designated by the Trustee, and shall be under the sole dominion and control of, and in the name of, the Trustee. The Cash
Reserve Requirement shall be deposited to the Cash Reserve Account from proceeds of the Initial Borrowing and additional amounts shall be deposited to the Cash Reserve Account pursuant to Section 2.06(c)(vii) hereof. Funds on Deposit in the Cash Reserve Account may be invested from time to time in Permitted Investments in accordance with Section 2.09. The Trustee shall apply funds on deposit in the Cash Reserve Account as described in Section 2.08.

     SECTION 2.08. TRANSFERS FROM THE CASH RESERVE ACCOUNT. To the extent there are insufficient moneys in the Collection Account to pay the following amounts in accordance with the provisions of Section 2.06, the Trustee shall transfer moneys held by the Trustee in the Cash Reserve Account, to the extent available for distribution on the specified day, in the following amounts and priority:

               (a) On each date on which any principal or interest is due with respect to any Advance, the Trustee shall promptly apply moneys held in the Cash Reserve Account to pay to the Lenders the accrued and unpaid Yield and principal amounts then due and owing; provided, however, that during the Revolving Period, if more than $10,000,000 from either the Collection Account or the Cash Reserve Account shall be applied at the end of any one Interest Period to repay the principal balance of the Advances, a fee of
         l/12th of 0.10% shall be applied to all such principal payments over $10,000,000 made at the end of any such Interest Period; and

                  (b) on any Settlement Date, to the Collection Account for the payment of accrued and unpaid fees and expenses described in
         Section 2.06(c)(i) through (vi).

         SECTION 2.09. MANAGEMENT OF COLLECTION ACCOUNT AND CASH RESERVE ACCOUNT. All funds held in the Collection Account and the Cash Reserve Account (or any subaccount thereof), including investment earnings thereon, shall be invested at the direction of the Borrower of the Portfolio Administrator in Permitted Investments having a maturity date not later than the next date on which any distributions are to be made from funds on deposit in the Collection Account and/or the Cash Reserve Account; provided, however, that from and after the Termination Date or otherwise upon the occurrence and during the continuance of any Event of Default the Required Lenders shall have the sole right to restrict the maturities of any investments held in the Collection Account and/or the Cash Reserve Account and to direct the withdrawal of any such investments for the purposes of paying the Obligations, including the principal on the Advances. All investment earnings (net of losses) on such Permitted Investments shall be credited to and retained in the Collection Account or the Cash Reserve Account, as the case may be.

         SECTION 2.10. PLEDGED COLLATERAL ASSIGNMENT OF THE TRANSACTION DOCUMENTS. To secure the prompt and complete payment when due of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, the Borrower hereby assigns to the Trustee, and Grants to the Trustee a security interest, in each case, for the benefit of the Secured Creditors in accordance with their interests, in all of the Borrower's right and title to and interest in (but not the obligations of) the Transaction Documents. The Borrower confirms and agrees that the Trustee shall have, following an Event of Default, the sole right to enforce the Borrower's rights and remedies under the Transaction Documents with respect to the Pledged Collateral for the benefit of the Secured Creditors, but without any obligation on the part of the Trustee or any other Secured Creditor or any of their respective Affiliates, to perform any of the obligations of the Borrower under the Transaction Documents.

         SECTION 2.11. GRANT OF A SECURITY INTEREST. To secure the prompt and complete payment when due of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, the Borrower hereby Grants to the Trustee on behalf of the Secured Creditors (and their respective successors and assigns), a security interest in all of the Borrower's right, title and interest in and to all of the following property and interests in property (collectively, the "Pledged Collateral"), whether tangible or intangible and whether now owned or existing or hereafter arising or acquired and wheresoever located:

                  (a)      all Financed Loans;

                  (b) all revenues and recoveries of principal from Financed Loans, including all borrower payments and reimbursements of principal and accrued interest on default claims received from any Guarantor;

                  (c) any other Collections, funds and accrued earnings thereon held in the various funds and accounts created under this Agreement, including the Collection Account and the Cash Reserve Account;

                  (d) all rights and remedies (but none of the obligations) under each of the Transaction Documents;

                  (e) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Financed Loans, whether pursuant to the contract related to such Financed Loan or otherwise;

                  (f)      all Records relating to such Financed Loans; and

                  (g)      all proceeds of any of the foregoing.

         SECTION 2.12. EVIDENCE OF DEBT. Each Lender shall maintain a loan account (the "Loan Account") on its books in which shall be recorded (a) all Advances owed to such Lender by the Borrower pursuant to this Agreement, (b) all payments made by the Borrower on all such Advances and (c) all appropriate debits and credits as provided in this Agreement including, without limitation, all fees, charges, expenses and interest. All entries in the Loan Account shall be made in accordance with such Lender's customary accounting practices as in effect to from time to time. The entries in the Loan Account shall be conclusive and binding for all purposes, absent manifest error. Any failure to so record or any errors in doing so shall not, however, limit or otherwise affect the obligation of the Borrower to pay any amount owing with respect to the Loans or any of the other Obligations.

         SECTION 2.13. SPECIAL PROVISIONS GOVERNING ADVANCES. The Borrower shall indemnify each Lender, upon written request (which request shall set forth in reasonable detail the basis for requesting such amounts and which shall, absent manifest error, be presumed correct and binding upon all parties hereto), for losses, expenses and liabilities (including, without limitation, any loss (including interest paid) sustained by it in connection with the liquidation or re-employment of funds acquired to fund or maintain the Advances), that such Person may sustain: (a) if for any reason other than an act, default or omission by the Lenders (of any of them) a borrowing of any Advance does not occur on a date specified therefor; (b) if the Borrower elects, or is required by reason of a breach by the Borrower of this Agreement, to prepay any Advance on a date that is not the last day of the Interest Period applicable to that Advance; or (c) as a consequence of any other default by the Borrower to repay its Advances when required by the terms of this Agreement. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower thereof.

         SECTION 2.14. PAYMENTS BY THE BORROWER. All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made, if to Concord, directly to the Concord Account, and if to any other Lender, to the Agent for the account of such Lender at the Agent's Payment Office in Dollars. Such payments shall be made in immediately available funds so as to be received by the Lenders no later than 10:00 a.m., Chicago time, on the date specified herein. Payments shall be applied first against interest amounts then due and unpaid in respect of any Advance, second, after all such interest has been paid in full, against fees then due and unpaid hereunder, and third, after all such interest and fees have been paid in full, against any principal amounts then due and unpaid in respect of any Advance. Any payment which is received by any Lender later than 10:00 a.m., Chicago time, shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

         SECTION 2.15. PAYMENT OF STAMP TAXES, ETC. The Borrower agrees to pay any present or future stamp, mortgage, value-added, court or documentary taxes or any other excise or property taxes, charges or similar levies imposed by any federal, state or local governmental body, agency or instrumentality (hereinafter referred to as "Other Applicable Taxes") relating to this Agreement, any of the other Transaction Documents or any recordings or filings made pursuant hereto and thereto and shall hold the Trustee and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Other Applicable Taxes.

         SECTION 2.16. SHARING OF PAYMENTS, ETC. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Advances owed to it any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in excess of its Pro Rata Share (or other share contemplated hereunder), such Lender shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Lenders such participations in the Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata (based on the Pro Rata Share of each Lender) with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.16 and will in each case notify the Lenders following any such purchases or repayments.

         SECTION 2.17.     YIELD PROTECTION.

                  (a) If any Regulatory Change (including a change to Regulation D under the Securities Exchange Act of 1933, as amended) occurring after the date hereof:

                           (i) shall subject any Affected Party to any tax, duty or other charge with respect to any portion of the Obligations owned or funded by it or with respect to its Unused Commitment (as defined in the Liquidity Agreement) (other than taxes, duties or charges based on income or gross receipts), or shall change the basis of taxation (other than taxes based on income or gross receipts) of payments to the Affected Party of any yield on or reductions to the Obligations owed to or with respect to the Obligations funded in whole or in part by it or any other amounts due under this Agreement in respect of any portion of the Obligations owned by or funded by it or its obligations or rights, if any, to fund Advances or in respect of its Unused Commitment (except for changes in the rate of tax on the overall net income or gross receipts of such Affected Party imposed by the United States of America, by the jurisdiction in which such Affected Party's principal executive office is located and, if such Affected Party's principal executive office is not in the United States of America, by the jurisdiction where such Affected Party's principal office in the United States is located); or

                           (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of yield on the Obligations), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any Affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of an Affected Party, or credit extended to any Affected Party; or

                           (iii)    shall change the amount of capital
                  maintained or required or requested or directed to be maintained by any Affected Party;

                           (iv) shall impose any other condition affecting any portion of the Obligations owned or funded in whole or in part by any Affected Party, or its obligations or rights, if any, to pay any portion of the Unused Commitment or to provide funding therefor; or

                           (v) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or any successor thereto) assesses deposit insurance premiums or similar charges;

         and the result of any of the foregoing is or would be:

                                    (A) to increase the cost to or to impose a
                           cost on an Affected Party funding or making or maintaining any portion of the Obligations, or any purchases, reinvestments or loans or other extensions of credit under the Liquidity Agreement or any other Transaction Document or any commitment of such Affected Party with respect to the foregoing;

                                    (B) to reduce the amount of any sum received
                           or receivable by an Affected Party under this Agreement, or under the Liquidity Agreement or any other Transaction Document with respect thereto; or

                                    (C) in the sole determination of such
                           Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or under the Liquidity Agreement or arising in connection herewith to a level below that which the Affected Party could otherwise have achieved;

         then within 30 days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth in reasonable detail the basis of such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction; provided such additional amount or amounts shall not be payable with respect to any period in excess of 180 days prior to the date of demand by the Affected Party unless (1) the effect of the Regulatory Change is retroactive by its terms to a period prior to the date of the Regulatory Change, in which case any additional amount or amounts shall be payable for the retroactive period but only if the Affected Party provides its written demand not later than 180 days after the Regulatory Change, of (2) the Affected Party reasonably and in good faith did not believe the Regulatory Change resulted in such an additional or increased cost or such a reduction.

                  (b) Each Affected Party will promptly notify the Borrower, the Required Lenders and the Agent of any event of which it has actual knowledge which will entitle such Affected Party to any compensation pursuant to this Section 2.17; provided, however, no failure or delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation unless such failure or delay results in a Material Adverse Effect.

                  (b) In determining any amount provided for or referred to in this Section 2.17, an Affected Party may use any reasonable averaging or attribution methods that it (in its sole discretion exercised in good faith) shall deem applicable and which it applies on a consistent basis. Any Affected Party when making a claim under this
         Section 2.17 shall submit to the Borrower a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of; manifest error, be conclusive and binding upon the Borrower.

                                   ARTICLE III

                            CONDITIONS OF BORROWINGS


         SECTION 3.01. CONDITIONS PRECEDENT TO INITIAL BORROWING. The initial Borrowing hereunder is subject to the condition precedent that Concord or the Agent or both, as the case may be, shall have received on or before the date of such Borrowing the items listed in the Exhibits hereto, in form and substance satisfactory to Concord or the Agent or both, as the case may be.

         SECTION 3.02. CONDITIONS PRECEDENT TO ALL BORROWINGS. Each Borrowing (including the initial Borrowing) by the Borrower from any Lender shall be subject to the further conditions precedent that:

                  (a) on or prior to the date of such Borrowing, the Borrower shall have delivered to the Agent, each Required Lender and the Trustee (i) a Advance Percentage

         Calculation Report from the Valuation Agent and (ii) if requested by the Agent or a Required Lender, copies of the relevant Sale and Purchase Agreement; and

                  (b) on the date of such Borrowing, the following statements shall be true, and the Borrower by accepting the amount of such Borrowing shall be deemed to have certified that:

                           (i) the representations and warranties contained in Article IV are correct on and as of such day as though made on and as of such date;

                           (ii) no event has occurred and is continuing, or would result from such Borrowing, which constitutes an Event of Default or an event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default;

                           (iii) on and as of such day, after giving effect to such Borrowing, the Facility Amount would not exceed the Facility Limit; and

                           (iv) no law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Advances by such Lender in accordance with the provisions hereof.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants as follows:

                  (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

                  (b) The execution, delivery and performance by the Borrower of this Agreement and all Transaction Documents to be delivered by it in connection herewith or therewith, including the Borrower's use of the proceeds of Advances, are within the Borrower's organizational powers, have been duly authorized by all necessary organizational action, do not contravene (i) the Borrower's Articles of Incorporation or bylaws, (ii) any law, rule or regulation applicable to the Borrower, (iii) any contractual restriction binding on or affecting the Borrower or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Borrower or its property, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than in favor of the Trustee for the benefit of the Secured Creditors with respect to the Pledged Collateral); and no transaction contemplated hereby or by the other Transaction Documents to which it is a party requires compliance with any bulk sales act or similar law. This Agreement and the other Transaction Documents to which it is named as a party have each been duly executed and delivered by the Borrower.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Borrower of this Agreement or any other Transaction Document to which it is a party, except for the filing of certain UCC financing statements, all of which financing statements have been duly filed and are in full force and effect.

                  (d) This Agreement and each other Transaction Document to which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors and (ii) general principals of equity, whether such enforceability is considered in a proceeding in equity or at law.

                  (e) There is no pending or, to the knowledge of the Borrower, threatened, action or proceeding affecting the Borrower before any court, governmental agency or arbitrator that may materially adversely affect the financial condition of the Borrower or the ability of the Borrower to perform its obligations under each Transaction Document to which it is a party. The Borrower is not in default with respect to any order of any court, arbitrator or any other Governmental Authority.

                  (f) No proceeds of any Advances will be used by the Borrower to acquire any security in any transaction which is subject to
         Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (g) The Pledged Collateral shall, at all times, be owned by the Borrower free and clear of any Adverse Claim except as provided herein, and the Trustee, for the benefit of the Secured Creditors, has a valid and perfected first priority security interest in such Pledged Collateral. No effective financing statement or other instrument similar in effect covering any Pledged Collateral shall at any time be on file in any recording office except such as may be filed in favor of the Trustee relating to this Agreement.

                  (h) As of the close of business on each Business Day, the Facility Amount shall not exceed the Facility Limit on such Business Day.

                  (i) No Valuation Report (to the extent that information contained therein is supplied by the Borrower), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Borrower to the Agent or any Required Lender in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Agent or such Required Lender in writing) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact necessary to make the statements contained therein not misleading.

                  (j) The principal place of business and chief executive office of the Borrower and the office where the Borrower keeps all the Records are located at the address of the Borrower referred to in
         Section 9.02 or such other location as the Borrower shall have given notice of to the Required Lenders pursuant to Section 5.10.

                  (k) The Borrower has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

                  (1) The Borrower is Solvent at the time of (and immediately after) each "Advance" and each purchase of Eligible Loans made by the Borrower.

                  (m) The Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  (n) The Borrower has directed (or caused to be directed) all Servicers to transmit Collections on the Financed Loans and the other Pledged Collateral to the Trustee for deposit to the Collection Account.

                  (o) All representations and warranties of the Borrower set forth in the Transaction Documents to which it is a party are true and correct in all material respects.

                  (p) Each Student Loan to be financed with the proceeds of any Advance constitutes an Eligible Loan as of the date of such Advance purchased from a Seller pursuant to a Sale and Purchase Agreement.

                  (q) The Borrower and its Affiliates have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the risk that certain computer applications used by the Borrower or its Affiliates (or their respective material suppliers or vendors (other than the Department), including, but not limited to, any Servicer and the Valuation Agent) may be unable to recognize or perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). On the basis of the foregoing, to the best knowledge of the Borrower, the Year 2000 Problem will not have a Material Adverse Effect

                                    ARTICLE V

                        GENERAL COVENANTS OF THE BORROWER


         SECTION 5.01. GENERAL COVENANTS.

                  (a) COMPLIANCE WITH LAWS; PRESERVATION OF CORPORATE EXISTENCE. The Borrower will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its legal existence, and will preserve and maintain its rights, franchises, qualifications and privileges in all material respects.

                  (b) SALES, LIENS, ETC. Except as otherwise provided herein, the Borrower will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Pledged Collateral or (ii) create or suffer to exist any Adverse Claim upon or with respect to any of the Borrower's assets.


                  (c) GENERAL REPORTING REQUIREMENTS. The Borrower will provide to the Agent and to each Required Lender the following:

                           (i) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the balance sheet of the Borrower and the related statements of income, beneficial interest holders' (or securityholders') equity and cash flows for such year, each prepared in accordance with GAAP consistently applied and duly certified by nationally recognized independent certified public accountants selected by the Borrower;

                           (ii) as soon as possible and in any event within five days after the occurrence of each Event of Default and each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, a statement of the Borrower setting forth details of such Event of Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

                           (iii) promptly following receipt thereof; to the extent requested by the Agent or any Required Lender, copies of all financial statements, settlement statements, portfolio and other material reports, notices, disclosures, certificates and other written material delivered or made available to the Borrower by any Person pursuant to the terms of any Transaction Document;

                           (iv) promptly following the Agent's or any Required Lender's request therefor, such other information respecting the Financed Loans and the other Pledged Collateral or the conditions or operations, financial or otherwise, of the Borrower as the Agent or any Required Lender may from time to time reasonably request;

                           (v) with respect to each Guarantor, promptly after receipt thereof as made available to the Borrower after request therefor, copies of any audited financial statements of such Guarantor certified by an independent certified public accounting firm and a written statement setting forth the Trigger Rate of such Guarantor and the source of the Borrower's representation thereof;


                           (vi) with respect to each Servicer and promptly after receipt thereof after a good faith effort to obtain such material is made by the Borrower, (A) copies of any annual audited financial statements of such Servicer, certified by an independent certified public accounting firm; (B) on an annual basis within 10 days after receipt thereof, copies of SAS 70 reports for such Servicer, or, if not available, the annual compliance audit for each Servicer required by Section 428(b)(l)(4) of the Higher Education Act; and (C) to the extent not included in the financial information provided pursuant to clauses (A) and
                  (B) hereof, such Servicer's net dollar loss for the year due to servicing errors;

                           (vii)    upon request, a Schedule of Purchased Loans;

                           (viii) as soon as available and in any event within 120 days after the end of each fiscal year of Union Financial Services, Inc., copies of consolidated financial statements for it and its consolidated subsidiaries prepared in accordance with generally accepted accounting principles, duly certified by independent certified public accountants of recognized standing selected by it, including consolidating statements;

                           (ix) promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which the Borrower files under ERISA with the Internal Revenue Service, the Pension Benefit Guarantee Corporation or the U.S. Department of Labor or which the Borrower receives from the Pension Benefit Guarantee Corporation;

                           (x) immediately upon becoming aware of the existence of any Event of Default, a written statement of an Authorized Officer of the Borrower setting forth details of such event and the action that the Borrower proposes to take with respect thereto; and immediately upon becoming aware of any Servicer Event of Default, written notice thereof;

                           (xi) as soon as possible and in any event within three Business Days of the Borrower's actual knowledge thereof, written notice of (A) any litigation investigation or proceeding which may exist at any time which could have a Material Adverse Effect and (B) any material adverse development in previously disclosed litigation, including in each case, if known to the Borrower, any of the same against a Servicer; and

                           (xii) promptly after the occurrence thereof, written notice of changes in the Higher Education Act or any other law of the United States that could have a Material Adverse Effect or could materially and adversely affect (A) the ability of a Servicer to perform its obligations under any Servicing Agreement, or (B) the collectibility or enforceability of a material amount of the Financed Loans, or any Guarantee Agreement or Federal Reimbursement Contract with respect to a material amount of Financed Loans.

                  (d) MERGER, ETC. The Borrower will not merge or consolidate with, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person, other than, with respect to asset dispositions, in connection herewith.

                  (e) NATURE OF BUSINESS. The Borrower will engage in no business other than (i) purchases and sales of Eligible Loans and (ii) the other transactions permitted or contemplated by this Agreement and its Articles of Incorporation and bylaws as they exist on the Closing Date, or as amended with the consent of the Required Lenders.

                  (f) TRANSACTION DOCUMENTS. The Borrower (i) will take all action necessary to perfect, protect and more fully evidence the ownership interest of the Borrower and the security interest of the Trustee in favor of the Secured Creditors in the Financed Loans and Collections with respect thereto and in the other Pledged Collateral and the Transaction Documents including, without limitation, (A) filing and maintaining effective financing statements (Form UCC-1) in all necessary or appropriate filing offices, (B) filing continuation statements, amendments or assignments with respect thereto in such filing offices and (C) executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (ii) will take all additional action to perfect, protect and fully evidence the security interest of the Trustee, for the benefit of the Secured Creditors, in the Financed Loans and other Pledged Collateral related thereto.


                  (g) MAINTENANCE OF SEPARATE EXISTENCE. The Borrower will do all things necessary to maintain its existence as a Nevada corporation separate and apart from all Affiliates of the Borrower, including, without limitation, (i) practicing and adhering to corporate formalities, such as maintaining appropriate books and records; (ii) maintaining [a] Person who is an Independent Director; (iii) owning or leasing pursuant to written leases all office furniture and equipment necessary to operate its business; (iv) refraining from (A) guaranteeing or otherwise becoming liable for any obligations of any of its Affiliates, (B) having obligations guaranteed by its Affiliates,
         (C) holding itself out as responsible for debts of any of its Affiliates or for decisions or actions with respect to the affairs of any of its Affiliates, and (D) being directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of any Affiliate; (v) maintaining all of its deposit and other bank accounts and all of its assets separate from those of any other
         Person; (vi) maintaining all of its financial records separate and apart from those of any other Person; (vii) compensating all its employees, officers, directors, consultants and agents for services provided to it by such Persons, or reimbursing any of its Affiliates in respect of services provided to it by employees, officers, directors, consultants and agents of such Affiliate, out of its own funds; (viii) accounting for and managing all of its liabilities separately from those of any of its Affiliates, including, without limitation, payment directly by the Borrower of all payroll, accounting and other administrative expenses and taxes; (ix) allocating, on arm's-length basis, all shared operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer equipment and software; (x) refraining from paying dividends or making distributions, loans or other advances to any of its Affiliates more frequently than once during any calendar month and, in each case, as duly authorized by its Directors and in accordance with applicable law; (xi) refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving the Borrower or any other Affiliate of the Borrower to substantively consolidate the assets and liabilities of the Borrower with the assets and liabilities of any such Person or any other Affiliate of the Borrower; (xii) maintaining adequate capitalization in light of its business and purpose; and (xiii) conducting all of its business (whether written or oral) solely in its own name.

                  (h) TRANSACTIONS WITH AFFILIATES. The Borrower will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement (including the sale and purchase of Eligible Loans to Affiliates) and (ii) other transactions (including, without limitation, the lease of office space or computer equipment or software by the Borrower to or from an Affiliate (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Borrower's business, (C) upon fair and reasonable terms that are no less favorable to the Borrower than could be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower, and (D) not inconsistent with the factual assumptions set forth in the opinion letter issued as of the Closing Date by Kutak Rock to the Secured Creditors relating to the issues of substantive consolidation.

                  (i) DEBT. Except as provided in the Borrower's Articles of Incorporation, the Borrower will not incur any Debt other than Debt arising hereunder. The Borrower will not make any Investments other than Permitted Investments and purchases of Eligible Loans.

                  (j) EXTENSION OR AMENDMENT OF TRANSACTION DOCUMENTS. Without the written consent of the Agent and the Required Lenders, the Borrower will not:

                           (i) cancel, terminate, extend, amend, modify or waive (or consent to or approve any of the foregoing) any provision of any Transaction Document;

                           (ii) cancel, terminate, extend, amend, modify or waive (or consent to or approve any of the foregoing) any provision of any Sale and Purchase Agreement, Servicing Agreement, Custodian Agreement, Financed Loan or other instrument, document or agreement included in the Pledged Collateral in any manner that (A) may reduce the amount owing by the Obligor under a Financed Loan, by a Servicer, or defer or extend the date scheduled for the final payment thereof, except for extensions of past-due Financed Loans entered into by a Servicer in accordance with the Higher Education Act in order to maximize Collections thereof, or (B) may permit or result in the release of any portion of the Pledged Collateral;

                           (iii) take or consent to any other action that may impair the rights of any Secured Creditor to any Pledged Collateral or modify, in a manner adverse to any Secured Creditor, the right of such Secured Creditor to demand or receive payment under any of the Transaction Documents; or

                           (iv) take or consent to any other action that may impair the interests of the Borrower or its assignees to any Pledged Collateral or modify, in a manner adverse to the Borrower or its assignees, the right of the Borrower and its assignees to demand or receive payment under any of the Transaction Documents.

                  (k) ERISA. The Borrower will not adopt, maintain, contribute to or incur or assume any legal obligation with respect to any Benefit Plan or Multiemployer Plan or permit any of its ERISA Affiliates to do any of the foregoing.

                  (l) SERVICERS. The Borrower will not permit any Person other than the Servicer to collect, service or administer the Financed Loans.

                  (m) ELIGIBLE LOANS NOT ORIGINATED BY SELLERS. The Borrower shall not purchase from a Seller pursuant to a Sale and Purchase Agreement any Eligible Loan that was originated by a Person other than the applicable Seller unless the Borrower shall have taken (or caused to be taken) all steps reasonably necessary to ensure that
         (i) after giving effect to such purchase, the Borrower shall have acquired all legal and beneficial ownership in such Financed Loan, free and clear of any Adverse Claim and (ii) that the Person that originated such Eligible Loan (and any transferee thereof other than the Seller) shall have received reasonable equivalent value for the transfer of such Eligible Loan made by it.

         SECTION 5.02. ACQUISITION, COLLECTION AND ASSIGNMENT OF STUDENT LOANS. The Borrower shall acquire only Eligible Loans (or beneficial interests therein) with proceeds of the Advances and shall diligently cause to be collected all principal and interest payments on all the Financed Loans and all sums to which the Borrower or Trustee is entitled pursuant to any Sale and Purchase Agreement, and all grants, subsidies, donations, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantor which relate to such Financed Loans. The Borrower shall also make, or cause to be made by Sellers or Servicers or Trustees, every effort to collect the Borrower's or such Seller's or Servicer's or Trustee's claims for payment from the Secretary of Education or any Guarantor as soon as possible, of all payments related to such Financed Loans. The Borrower will assign or direct the assignment of such Financed Loans for payment of guarantee benefits as required by applicable law and regulations. The Borrower will comply with all United States and state statutes, rules and regulations and any Guarantor's rules and regulations which apply to such Financed Loans.

         SECTION 5.03. ENFORCEMENT OF FINANCED LOANS. The Borrower shall cause to be diligently enforced and taken all steps, actions and proceedings reasonably necessary for the enforcement of all terms, covenants and conditions of all Financed Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due the Borrower and Trustee, as applicable thereunder. The Borrower shall not permit the release of the obligations of any Eligible Borrower under any Financed Loan and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Borrower, the Trustee and the Lenders under or with respect to each Financed Loan and agreement in connection therewith. The Borrower shall not consent or agree to or permit any amendment or modification of any Financed Loan or agreement in connection therewith which will in any manner materially adversely affect the rights or security of the Trustee or the Lenders (with respect to the rights of the Lenders, without the approval of the Agent and the Required Lenders, which approval shall not be unreasonably withheld). Nothing in this Agreement shall be construed to prevent the Borrower and Trustee, as applicable, from settling a default or curing a delinquency on any Financed Loan on such terms as shall be permitted by law.

         SECTION 5.04. ENFORCEMENT OF SERVICING AGREEMENTS. The Borrower shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of all Servicing Agreements, including the prompt payment of all principal and interest payments and all other amounts due the Borrower or Trustee, as applicable, thereunder, including all grants, subsidies, donations, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantor and/or by the Secretary of Education which relate to any Financed Loans. The Borrower shall not permit the release of the obligations of any Servicer under any Servicing Agreement and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Borrower and of the Trustee under or with respect to each Servicing Agreement. The Borrower shall not consent or agree to or permit any amendment or modification of any Servicing Agreement which will in any manner materially adversely affect the rights or security of the Trustee or the Lenders, without the written consent of the Agent and the Required Lenders, except (a) as required by the Higher Education Act, (b) solely for the purpose of extending the term thereof or adding to the Financed Loans serviced thereunder Eligible Loans financed under an indenture or similar agreement other than this Agreement and/or (c) in any other manner, if such modification, amendment or supplement so made without the prior written consent of the Agent and the Required Lenders shall not be effective with respect to the servicing of Financed Loans; provided, however, that the Agent and the Required Lenders shall respond as promptly as may be practicable after receipt by the Required Lenders of a request of the Borrower for the Agents' and the Required Lenders' consent to any modification, amendment or supplement of, or any waiver with respect to, any provision of any Servicing Agreement.

         SECTION 5.05. ADMINISTRATION AND COLLECTION OF FINANCED LOANS. All Financed Loans shall be administered and collected either by the Borrower or by a Servicer in a competent, diligent and orderly fashion and in accordance with all requirements of the Higher Education Act, the Secretary of Education, this Agreement, the Federal Reinsurance Agreements, the Trustee Guarantee Agreement and any other guarantee agreement issued by any Guarantor to the Trustee.

         SECTION 5.06. AMENDMENT OF FORM OF SALE AND PURCHASE AGREEMENT. The Borrower shall notify the Trustee, the Agent and the Required Lenders in writing of any proposed material amendments to the form of Sale and Purchase Agreement. No such amendment shall become effective unless and until the Agent and the Required Lenders consent in writing thereto (which consent shall not be unreasonably withheld).

         SECTION 5.07. CUSTODIAN. Each Custodian shall hold the Student Loan Notes in a safe and secure manner for purposes of perfecting the security interest in and lien on such Financed Loans as herein provided. The Student Loan Notes shall be held in a limited access vault facility with a two-hour fire rating and shall be assigned a designation which is distinct from other promissory notes held to secure any other financings of the Borrower, if any, for which the Trustee acts in a fiduciary capacity.

         SECTION 5.08. PREPAYMENTS AND REFINANCING. The Borrower or its Affiliates has entered into, and intend to enter into in the future, agreements pursuant to which the Borrower or an Affiliate may borrow moneys thereunder, and pledge Financed Loans or its interest therein (previously pledged hereunder) to secure the same, or sell Financed Loans or its interest therein

(previously pledged hereunder), none of which agreements constitute or will constitute an Adverse Claim on the Financed Loans continuing to be Pledged Collateral. Notwithstanding any provision to the contrary herein, if and to the extent the Borrower or an Affiliate so borrows money or sells Financed Loans or its interest therein, upon either (a) payment in full of, or (b) deposit of cash into a segregated account maintained with the Trustee for the sole benefit of the Lenders, and in which the Trustee is granted a valid and perfected first priority security interest subject to no other lien, claim or encumbrance in an amount equal to, all Advances and other Obligations relating to such Financed Loans and the Trust Estate or any interest therein affected by such action (together with all accrued and unpaid Yield thereon together with all Yield which would accrue through the end of the related Interest Periods) such Financed Loans shall no longer be security for the Advances. Notwithstanding anything to the contrary contained herein, without the prior written consent of the Required Lenders, in no event shall any such payment to the Lenders occur
(i) more than three Business Days after the delivery by the Valuation Agent of a Valuation Report, (ii) if, after giving effect to such repayment and the release of the Trustee's security interest in or removal from the Pledged Collateral of the Related Financed Loans, an Event of Default (or an event that with the passage of time or the giving of notice, or both, would constitute an Event of Default) or the requirements giving rise to a collateral call under any provision of this Agreement would exist or result therefrom, and (iii) on a day other than the first Business Day of a calendar month.

         SECTION 5.09.     PERIODIC REPORTING.

                  (a) The Borrower will cause the Valuation Agent to deliver to the Agent (at the address provided in the Liquidity Agreement) and to the Required Lenders and the Trustee:

                           (i) not later than each Valuation Date, a Valuation Report setting forth the Aggregate Market Value, the Liabilities and the Asset Coverage Ratio; and

                           (ii) not later than four Business Days prior to each Advance, a Advance Percentage Calculation Report.

                  (b) The Borrower will cause to be provided to the Agent, the Required Lenders and the Valuation Agent, (i) not later than the third Business Day prior to each Calculation Date, a summary of each servicer report setting forth the material characteristics of the Financed Loans, all as of the last day of the immediately preceding calendar month and (ii) not later than one Business Day prior to each Calculation Date, (A) the balances in the Collection Account (including a breakout of principal and interest received with respect to the Financed Loans) and the Cash Reserve Account and (B) the Liabilities, all as of the last day of the immediately preceding calendar month.

         SECTION 5.10. UCC MATTERS; PROTECTION AND PERFECTION OF PLEDGED COLLATERAL; DELIVERY OF DOCUMENTS. The Borrower will keep its principal place of business and chief executive office, and the office where it keeps the Records, at the address of the Borrower referred to in Article IV (j) or, upon 30 days' prior written notice to the Trustee and the Lenders, at such other locations within the United States where all actions reasonably requested by the Agent or any Required Lender to protect and perfect the interest of the Borrower and the Secured

Creditors in the Pledged Collateral have been taken and completed. The Borrower will not make any change to its name or use any tradenames, fictitious names, assumed names, "doing business as" names or other names, unless prior to the effective date of any such name change or use, the Borrower delivers to the Agent and the Required Lenders such executed financing statements as any Required Lender may request to reflect such name change or use, together with such other documents and instruments as the Agent or any such Required Lender may request in connection therewith. The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Agent or any Required Lender may reasonably request in order to perfect, protect or more fully evidence the Trustee's interest in the Pledged Collateral for the benefit of the Secured Creditors, or to enable the Trustee or the Required Lenders to exercise or enforce any of their respective rights hereunder. Without limiting the generality of the foregoing, the Borrower will upon the request of any Required
Lender: (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as any such Required Lender may request, and (b) mark its master data processing records evidencing such Pledged Collateral with a legend acceptable to the Required Lenders, evidencing that the Trustee, for the benefit of the Secured Creditors, has acquired an interest therein as provided in this Agreement. The Borrower hereby authorizes the Trustee, or any Secured Creditor on behalf of the Borrower, to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pledged Collateral now existing or hereafter arising without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Pledged Collateral, or any part thereof shall be sufficient as a financing statement. If the Borrower fails to perform any of its agreements or obligations under this Section 5.10, any Secured Creditor may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of such Secured Creditor incurred in connection therewith shall be payable by the Borrower upon the such Secured Creditor's demand therefor. For purposes of enabling any such Secured Creditor and the Trustee to exercise their respective rights described in the preceding sentence and elsewhere in this Agreement, the Borrower hereby authorizes, and irrevocably grants a power of attorney to, the Secured Creditors, the Trustee and their respective successors and assigns to take any and all steps in the Borrower's name and on behalf of the Borrower necessary or desirable, in the determination of the Secured Creditors or the Trustee, as the case may be, to collect all amounts due under any and all Financed Loans and other Pledged Collateral, including, without limitation, endorsing the Borrower's name on checks and other instruments representing Collections and enforcing such Financed Loans and other Pledged Collateral.

         SECTION 5.11. OBLIGATIONS OF THE BORROWER WITH RESPECT TO PLEDGED COLLATERAL. The Borrower will (a) at its expense, regardless of any exercise by any Secured Creditor of its rights hereunder, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Transaction Documents included in the Pledged Collateral to the same extent as if Pledged Collateral had not been pledged hereunder and (b) pay when due any taxes, including without limitation, sales and excise taxes, payable in connection with the Pledged Collateral. In no event shall any Secured Creditor have any obligation or liability with respect to any Financed Loans or other instrument document or agreement included in the Pledged Collateral, nor shall any of them be obligated to perform any of the obligations of the Borrower or any of its Affiliates thereunder. The Borrower will timely and fully comply in all respects with each Transaction Document.

         SECTION 5.12. COLLATERAL CALL. The Borrower shall maintain at all times the Minimum Asset Coverage Requirement. If the Borrower is notified by the Valuation Agent that the Asset Coverage Ratio is below the Minimum Asset Coverage Requirement, fee Borrower shall deposit cash or Eligible Loans (valued at no greater than the aggregate Principal Balance thereon), within three Business Days, or such other period as agreed, to by the Agent and the Required Lenders in writing, of receipt of notice from the Valuation Agent, in the Collection Account or the Trust Estate, as applicable, the amount specified by the Valuation Agent as necessary to meet the Minimum Asset Coverage
Requirement.

         SECTION 5.13. GUARANTOR LIMITATIONS. The Borrower shall not permit any Financed Loan to be guaranteed by any guaranty agency or entity other than
(a) those specifically named in the definition of the term "Trustee Guarantee Agreements" in Section 1.01 hereof or (b) any other guaranty agency or entity specifically approved as a Guarantor by the Agent and the Required Lenders in advance in writing.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

         If any of the following events ("Events of Default") shall occur:

                  (a) the Borrower fails to pay any of its Obligations under this Agreement or any of the other Transaction Documents when such Obligations are due or are declared due and such failure shall remain unremedied for one Business Day;

                  (b) any representation or warranty made or deemed to be made by the Borrower (or any of its officers) under or in connection with this Agreement or any other Transaction Document, or other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made; or

                  (c) the Borrower shall fail to perform or observe any other term, covenant or agreement contained in any Transaction Document on its part to be performed or observed (other than in Section 5.12 hereof) and any such failure shall remain unremedied for three Business Days after written notice thereof shall have been received; or

                  (d) the Trustee, for the benefit of the Secured Creditors, shall, for any reason, cease to have a valid and perfected first priority security interest in any of the Pledged Collateral; the Borrower shall, for any reason, cease to have a valid and perfected first priority ownership interest in each Financed Loan and Collections with respect thereto; or

                  (e) an Event of Bankruptcy shall have occurred with respect to the Borrower;

         or
                                       40

               (f) entry of a judgment or judgments in the aggregate in excess of $100,000 against the Borrower which are not (i) stayed, bonded, vacated, paid or discharged within 30 days after entry or (ii) fully covered by insurance as to which the insurance carrier acknowledged coverage to the Borrower in writing within 30 days after entry; or

               (g) (i) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by the Borrower to the Agent and Concord prior to the date of execution and delivery of this Agreement is pending against Borrower or Affiliate hereof, or (ii) any material development not so disclosed has occurred in any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings so disclosed, which, in the case of clause (i) or (ii), in the opinion of the Agent and the Required Lenders, has a Material Adverse Effect; or

               (h) the Internal Revenue Service shall file notice of a lien pursuant to 6323 of the Internal Revenue Code with regard to any of the assets of the Borrower such lien shall not have been released within 60 days, or the Pension Benefit Guarantee Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974 with regard to any of the assets of the Borrower or any of its Affiliates and such lien shall not have been released within 60 days; or

               (i) a Servicer Event of Default shall have occurred or any Servicing Agreement shall not be in full force and effect for any reason, and, in either case, such Servicer or Servicing Agreement, as the case may be, shall not be replaced by a Servicer or a Servicing Agreement, as the case may be, acceptable to the Agent and the Required Lenders within 60 days of such event; provided, however, the foregoing event shall not be an "Event of Default" hereunder if such Servicer Event of Default arises under a Servicing Agreement with a Servicer that is not an Affiliate of the Seller and within the 30 days of the occurrence of such event, all Financed Loans then serviced by such Servicer are released from the Pledged Collateral in accordance with the terms of this Agreement; or

               (j) at any time the sum of the aggregate outstanding Principal Balance of all Financed Loans that are Proprietary Loans exceeds 20% of the aggregate outstanding Principal Balance of all Financed Loans; or

               (k) the Borrower shall fail to perform or observe the covenant set forth in Section 5.12 hereof; or

               (l) the occurrence of an event or circumstance that has a Material Adverse Effect; or

               (m) at any time the sum of the aggregate outstanding Principal Balance of Financed Loans serviced by Servicers for which the reporting of financial information to the Agent is not permitted under their Servicing Agreements shall exceed 10% of the aggregate outstanding Principal Balance of all Financed Loans; or

               (n) after 180 days from any drawing by Concord under the Liquidity Agreement, one or more Liquidity Advances remain unpaid to the Liquidity Providers; or

               (o) information in any of the reports described in Exhibits C, D or E hereof or in the reports described in the Valuation Agent Agreement, shall prove to have been false or incorrect in any material respect and such false or incorrect information shall remain uncorrected for three Business Days after written notice thereof shall have been received;

         then, and in any such event, the Agent or Required Lenders may, by notice to the Borrower and the Trustee, declare the Termination Date to have occurred, whereupon all of the Obligations shall become immediately due and payable, except that, in the case of any event described in subsection (e) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event and all of the Obligations shall automatically become and be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. Upon any such declaration or automatic occurrence, the Trustee and the Required Lenders shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided to a secured party under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. The rights and remedies of a secured party which may be exercised by the Trustee and/or the Required Lenders pursuant to this
         Article VI shall include, without limitation, the right, without notice except as specified below, to solicit and accept bids for and sell the Pledged Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee or the Required Lenders may deem commercially reasonable. Any sale or transfer by the Trustee and/or the Required Lenders of Financed Loans shall only be made to an Eligible Lender. The Borrower agrees that, to the extent notice of sale shall be required by law, 10 Business Days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and that it shall be commercially reasonable for the Trustee to sell the Pledged Collateral to an Eligible Lender on an "as is" basis, without representation or warranty of any kind. The Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                                  ARTICLE VII

                                    TRUSTEE

         SECTION 7.01. ACCEPTANCE OF TRUST. The Trustee hereby accepts the trusts imposed upon it by this Agreement, and agrees to perform said trusts, but only upon and subject to the following terms and conditions:

               (a)     Except during the continuance of an Event of Default,

                       (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee; and

                       (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form with the requirements of this Agreement and whether or not they contain the statements required under this Agreement.

               (b) In case an Event of Default has occurred and is continuing, the Trustee, in exercising the rights and powers vested in it by this Agreement, shall use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

               (c) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (d) Whether or not herein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 7.02. TRUSTEE'S RIGHT TO RELIANCE. The Trustee shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, servicer's report appraisal, opinion or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with experts and with counsel (who may be counsel for the Borrower or the Trustee), and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered, and in respect of any determination made by it hereunder in good faith and in accordance with the opinion of such counsel.

         Whenever in the administration hereof the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate signed by an officer of the Borrower, the Agent or the Required Lenders; provided, however, that the Trustee may not delay any action required hereunder after receipt of a certificate because the Trustee has failed to receive such certificate.

       The Trustee shall not be liable for any action taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it hereby; provided, however, that the Trustee shall be liable for its negligence or willful misconduct in taking such action.

         To the extent otherwise permitted by the terms of this Agreement, the Trustee is authorized, to sell, assign, transfer, convey, or repurchase Financed Loans in accordance with a Borrower or Lender request, provided that no such Financed Loan may be sold, assigned, transferred, or conveyed to any Person who is not an Eligible Lender. The Trustee is further authorized to enter into agreements with other Persons, in its capacity as Trustee, in order to carry out or implement the terms and provisions of this Agreement.

         SECTION 7.03. COMPENSATION OF TRUSTEE. The Borrower shall pay to the Trustee from time to time pursuant to Section 2.06(c)(vi) reasonable compensation for all services rendered by it hereunder, as set forth in the letter agreement dated August 26, 1998 and attached as Exhibit F hereto, and also all its reasonable expenses, charges, and other disbursements and those of its attorneys, agents, and employees incurred in and about the administration and execution of the trusts hereby created. The Trustee may not change the amount of its annual compensation without giving the Borrower at least 90 days' written notice prior to the beginning of a calender year and without the written consent of the Required Lenders.

         SECTION 7.04. RESIGNATION OF TRUSTEE. The Trustee and any successor to the Trustee may resign and be discharged from the trust created by this Agreement by giving to the Borrower and the Lenders notice in writing which notice shall specify the date on which such resignation is to take effect; provided, however, that such resignation shall only take effect on the day specified in such notice if a successor Trustee shall have been appointed pursuant to Section 7.06 hereof (and is qualified to be the Trustee under the requirements of Section 7.06 hereof). If no successor Trustee has been appointed by the date specified or within a period of 90 days from the receipt of the notice by the Borrower and the Lenders, whichever period is the longer, the Trustee may (a) appoint a temporary successor Trustee having the qualifications provided in Section 7.06 hereof or (b) request a court of competent jurisdiction to (i) require the Borrower to appoint a successor, as provided in Section 7.06 hereof, within three days of the receipt of citation or notice by the court, or
(ii) appoint a Trustee having the qualifications provided in Section 7.06 hereof. In no event may the resignation of the Trustee be effective until a qualified successor Trustee shall have been selected and appointed. In the event a temporary successor Trustee is appointed pursuant to (a) above, the Borrower may remove such temporary successor Trustee and appoint a successor thereto pursuant to Section 7.06 hereof.

         SECTION 7.05. REMOVAL OF TRUSTEE. The Trustee or any successor Trustee may be removed (a) by the Borrower for cause or upon the sale or other disposition of the Trustee or its trust functions or (b) by the Borrower without cause so long as no Event of Default exists or has existed within the last 90 days, upon payment to the Trustee so removed of all money then due to it hereunder and appointment of a successor thereto by the Borrower and acceptance thereof by said successor.

         In the event a Trustee (or successor Trustee) is removed, by any person or for any reason permitted hereunder, such removal shall not become effective until the successor Trustee has accepted appointment as such.

         SECTION 7.06. SUCCESSOR TRUSTEE. In case at any time the Trustee or any successor Trustee shall resign, be dissolved, cease to be an "eligible lender" as defined in the Higher Education Act, or otherwise shall be disqualified to act or be incapable of acting, or in case control of the Trustee or of any successor Trustee or of its officers shall be taken over by any public officer or officers, a successor Trustee may be appointed by the Borrower by an instrument in writing duly authorized by resolution. In the case of any such appointment by the Borrower of a successor to the Trustee, the Borrower shall forthwith cause notice thereof to the Lenders.

         Every successor Trustee appointed by the Borrower shall be a bank or trust company in good standing, organized and doing business under the laws of the United States or of a state therein, which has a reported capital and surplus of not less than $50,000,000, be authorized under the law to exercise corporate trust powers, be subject to supervision or examination by a federal or state authority, and be an Eligible Lender.

         SECTION 7.07. MANNER OF VESTING TITLE IN TRUSTEE. Any successor Trustee appointed hereunder shall execute, acknowledge, and deliver to its predecessor Trustee, and also to the Borrower and the Lenders, an instrument accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed, or conveyance shall become fully vested with all the estate, properties, rights, powers, trusts, duties, and obligations of its predecessors in trust hereunder (except that the predecessor Trustee shall continue to have the benefits to indemnification hereunder together with the successor Trustee), with like effect as if originally named as Trustee herein; but the Trustee ceasing to act shall nevertheless, on the written request of the Borrower, or an authorized officer of the successor Trustee, execute, acknowledge, and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Trustee all the right, title, and interest of the Trustee which it succeeds, in and to the Pledged Collateral and such rights, powers, trusts, duties, and obligations, and the Trustee ceasing to act also, upon like request, pay over, assign, and deliver to the successor Trustee any money or other property or rights subject to the lien of this Agreement, including any pledged securities which may then be in its possession. Should any deed or instrument in writing from the Borrower be required by the successor Trustee for more fully and certainly vesting in and confirming to such new Trustee such estate, properties, rights, powers, and duties, any and all such deeds and instruments in writing shall on request be executed, acknowledged and delivered by the Borrower.

         SECTION 7.08. SERVICING AGREEMENT. The Trustee acknowledges the receipt of copies of the Servicing Agreements and Custodian Agreements attached as Exhibit G hereto.

         SECTION 7.09. TRUSTEE COVENANTS WITH RESPECT TO "ELIGIBLE LENDER" STATUS. The Trustee covenants as follows:

               (a) The Trustee represents and warrants that it satisfies the requirements to be an "eligible lender" as that term is defined in the Higher Education Act and covenants that it will remain an "eligible lender" so long as the Trustee remains Trustee under this Agreement provided, however, that the Trustee shall have no responsibility or liability hereunder if it fails to remain as an "eligible lender" as a result of the actions or inactions of the Borrower or any Servicer; and

               (b) The Trustee shall take such actions, but only such actions, with respect to being an "eligible lender" as shall be reasonably requested by the Borrower; such actions do not include taking steps or instituting suits, actions or proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Financed Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder, for which the Borrower is solely responsible.

         SECTION 7.10. TRUSTEE'S STATUS AS AN "ELIGIBLE LENDER." For the purposes of this Agreement, all documents, agreements, understandings and arrangements relating to this Agreement that are executed by the Trustee have been executed by the Trustee with the understanding that it may be deemed to be an "eligible lender" under the Higher Education Act. The Borrower hereby acknowledges the fact that the Trustee may be deemed an "eligible lender" under the Higher Education Act and thus may be subject to certain liabilities because of such status and that the Trustee is willing to accept the status of "eligible lender" hereunder as an accommodation to the Borrower, and the Borrower hereby agrees that it will indemnify and hold harmless the Trustee and its officers, directors, employees and agents for any and all liability which may be incurred because of Trustee's status as an "eligible lender" or because of the Trustee's entering into the Agreement or any of the other Transaction Documents that results from the actions or inactions of the Borrower or any Servicer.

                                  ARTICLE VIII

                                INDEMNIFICATION

         Without limiting any other rights which the Lenders, the Trustee or any of their respective Affiliates may have hereunder or under applicable law, and notwithstanding any limitation on recourse to the Borrower set forth in this Agreement or any of the other Transaction Documents or the Liquidity Agreement, the Borrower hereby agrees to indemnify the Lenders, the Trustee and each of their respective officers, directors, employees, agents, attorneys-in-fact and Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement, the Liquidity Agreement or the Pledged Collateral, excluding, however, Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct of the Person seeking indemnification. Without limiting the foregoing, the Borrower shall indemnify the Lenders, the Trustee and each of their respective officers, directors, employees, agents, attorneys-in-fact and Affiliates for Indemnified Amounts relating to or resulting from:

               (a) any Financed Loan treated as or represented by the Borrower to be an Eligible Loan which is not at the applicable time an Eligible Loan;

               (b) any representation or warranty made or deemed made by the Borrower, the Servicer or any of their respective officers under or in connection with this Agreement or any other Transaction Document, which shall have been false or incorrect when made or deemed made or delivered;

               (c) the failure by the Borrower or the Servicer to comply with any term, provision or covenant contained in this Agreement or any other Transaction Document, or with any applicable law, rule or regulation with respect to any Pledged Collateral, or the nonconformity of any Financed Loan or any other Pledged Collateral with any such applicable law, rule or regulation;

               (d) the failure to vest and maintain vested in the Trustee for the benefit of the Secured Creditors or to transfer to the Trustee, a first priority security interest in any of the Pledged Collateral, free and clear of any Adverse Claim (except as otherwise provided herein);

               (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Pledged Collateral;

               (f) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Financed Loan or any Servicer to the payment of any obligation otherwise owing under a Transaction Document (including, without limitation, a defense based on such Financed Loan or obligation or the related Transaction Document not being a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms);

               (g) any failure of the Borrower to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document or any failure by the Borrower to perform its respective duties in respect of the Financed Loans;

               (h) any breach of contract by the Borrower or any claim or action of whatever sort arising out of or in connection with any Transaction Document or the transactions contemplated thereby;

               (i) the failure to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with the Pledged Collateral;

               (j) any repayment by the Lenders of any amount previously distributed in payment of Advances or payment of Yield or any other amount due hereunder, in each case which amount any such Lender believes in good faith is required to be repaid;

               (k) the commingling by the Borrower or any of its Affiliates of Collections at any time with other funds;

               (l) any investigation, litigation or proceeding expressly related to this Agreement, the Liquidity Agreement or any other Transaction Document or the use of proceeds of Advances or the Pledged Collateral or in respect of any Financed Loan;

               (m) any failure by the Borrower to give reasonably equivalent value to any Seller in consideration for the Financed Loans sold, or deemed to have been sold, to it by such Seller, or any attempt by any Person to void or otherwise avoid any such transaction under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

               (n) any failure of the Borrower or any of its agents or representatives to remit to the Trustee, Collections of Financed Loans and other Pledged Collateral remitted to the Borrower or any such agent or representative.

         Any amounts subject to the indemnification provisions of this Article VIII shall be paid by the Borrower to the Lenders, the Trustee or their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates, as the case may be, for the benefit of the applicable payee, within two Business Days following written demand therefor.

                                    ARTICLE IX

                                   MISCELLANEOUS

         SECTION 9.01. AMENDMENTS AND WAIVERS. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Required Lenders and, to the extent affected thereby, the Trustee, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Borrower shall be effective without the written concurrence of the Required Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, the Borrower, the Required Lenders and, if applicable, the Trustee shall not amend, modify, terminate, waive or consent to any departure from any provision contained herein which would require the consent, approval, concurrence or other action of the Agent, or which would otherwise affect in an adverse way the rights of the Agent or the Liquidity Providers hereunder, nor amend or modify any of the defined terms used in the foregoing provisions, without the prior written concurrence of the Agent.

         SECTION 9.02. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, delivered by nationally recognized overnight courier service, telexed, transmitted or delivered by hand, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, (b) notice by telex, when telexed against receipt of answerback, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received.

         SECTION 9.03. NO WAIVER; REMEDIES. No failure on the part of the Trustee or the Lenders to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9.04. BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Trustee and their respective successors and permitted assigns. This Agreement and the Lenders' rights and obligations hereunder and interest herein shall be assignable in whole or in part (including by way of the sale of participation interests therein or by assignment by the Agent of any of its assigns of the whole or any part of the Commitment) by the Lenders and its successors and assigns; provided, however, that the Lender shall not transfer or assign its interests in the Advances if immediately after such transfer or assignment, the Advances would be owned by more than 100 persons as described in Treasury Regulation 1.7704-l(h). The Borrower may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Agent and the Required Lenders. The parties to each assignment or participation made pursuant to this Section 9.04 shall execute and deliver to Concord and the Agent for their acceptance and recording in their respective books and records, an assignment or a participation agreement or other transfer instrument reasonably satisfactory in form and substance to the Borrower. Each such assignment or participation shall be effective as of the date specified in the agreement or instrument only after the execution, delivery, acceptance and recording as described in the preceding sentence. The Lenders shall notify the Borrower of any assignment or participation thereof made pursuant to this
Section 9.04. Subject to Section 9.11, the Lenders may not, in connection with any assignment or participation or any proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower and the Pledged Collateral furnished to the Lenders by or on behalf of the Borrower, without either (a) first obtaining the prior written consent of the Borrower, which consent shall not be unreasonably withheld, or (b) delivering to the Borrower a written agreement signed by the proposed assignee or participant, for the Borrower's benefit and otherwise in form and substance reasonably acceptable to the Borrower pursuant to which the proposed assignee or participant agrees to maintain the confidentiality of the information concerning the Borrower and the Financed Loans that may be provided to it by the Agent or any Lender.

         SECTION 9.05. SURVIVAL. The rights and remedies with respect to any breach of a representation and warranty made by the Borrower pursuant to Article IV and the indemnification and payment provisions of Articles VII and VIII and Sections 2.17, 9.08, 9.09 and 9.14 shall be continuing and shall survive the termination of this Agreement.

         SECTION 9.06. GOVERNING LAW; SEVERABILITY. This Agreement shall be construed in all respects in accordance with, and governed by the internal laws (as opposed to conflicts of law provisions) of the State of Illinois. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         SECTION 9.07. SUBMISSION TO JURISDICTION; WAIVER OF JURY AND BOND. THE BORROWER AND EACH OF THE LENDERS HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS, AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT (OTHER THAN PROCEEDINGS WITH RESPECT TO THE FORECLOSURE ON THE PLEDGED COLLATERAL WHICH MAY BE BROUGHT IN THE JURISDICTION IN WHICH SUCH PLEDGED COLLATERAL IS LOCATED) SHALL BE LITIGATED IN SUCH COURTS, AND THE BORROWER AND EACH LENDER EACH WAIVE ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGES TO THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE
(5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO SUCH ADDRESS.

         THE LENDERS AND THE BORROWER ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY CLAIM OR CAUSE OF ACTION (INCLUDING ANY COUNTERCLAIM) ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE LENDERS. NOTHING CONTAINED IN THIS SECTION 9.07 SHALL AFFECT THE RIGHT OF THE LENDERS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDERS TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY TO ENFORCE ITS LIENS AGAINST PROPERTY LOCATED IN SUCH JURISDICTIONS. THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO ABOVE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

         SECTION 9.08. COSTS, EXPENSES AND TAXES. In addition to the rights of indemnification granted to the Lenders, the Trustee and their respective Affiliates under Article VIII hereof, and notwithstanding any limitation on recourse set forth herein, the Borrower agrees to pay on demand all reasonable costs and expenses of the Lender and the Trustee incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), or any amendment or modification of, or any waiver or consent issued in connection with, this Agreement, the Liquidity Agreement or any other Transaction Document, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Trustee and each of the Lenders with respect thereto and with respect to advising the Trustee and the Lenders as to their respective rights and remedies hereunder or thereunder, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Trustee or the Lenders in connection with the enforcement of this Agreement, the Liquidity Agreement and the other Transaction Documents.

         SECTION 9.09. RECOURSE AGAINST CERTAIN PARTIES. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Lenders as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of any Lenders or any incorporator, affiliate, stockholder, officer, employee or director of any Lenders or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Lenders contained in this Agreement and all of the other agreements, instruments and documents entered into by each such Lender pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Lender, and that no personal liability whatsoever shall attach to or be incurred by any administrator of any Lender or any incorporator, stockholder, affiliate, officer, employee or director of any Lender or of any such administrator, as such, or any other them, under or by reason of any of the obligations, covenants or agreements of any such Lender contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of any Lender and each incorporator, stockholder, affiliate, officer, employee or director, of any such Lender or of any such administrator, or any of them, for breaches by any Lender of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 9.09 shall survive the termination of this Agreement.

         SECTION 9.10. EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

         SECTION 9.11. CONFIDENTIALITY. The Trustee and each of the Lenders each agree to keep confidential and not disclose any non-public information or documents related to the Borrower or any Affiliate of the Borrower delivered or provided to such Person in connection with this Agreement, any other Transaction Document or the transactions contemplated hereby or thereby and which are clearly identified in writing by the Borrower or such Affiliate as being confidential; provided, however, that each of the Trustee and each of the Lenders may disclose any such information (a) to the extent required or deemed necessary and/or advisable by such Person's counsel in any judicial, regulatory, arbitration or governmental proceeding or under any law, regulation, order, subpoena or decree,
(b) to its officers, directors, employees, accountants, auditors and outside counsel, in each case, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality, (c) to or by any liquidity or credit provider for Concord, any potential liquidity or credit provider for Concord, or any assignee or participant or potential assignee or participant of any liquidity or credit provider for Concord, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality, (d) to any assignee, participant, or potential assignee or participant of or with any Lender or the Trustee, provided such Person agrees to be bound by the confidentiality provisions hereof or similar hereto, (e) to bank examiners and any other Person to whom the Trustee, any Lender, any such liquidity or credit support provider or assignee or participant is required by law, regulation, decree or order to make such disclosure, (f) in connection with the enforcement hereof or of any of the other Transaction Documents or the Liquidity Agreement,
(g) to any rating agency rating the commercial paper notes of the Lender, and
(h) to such other Persons as may be approved by the Borrower. Notwithstanding the foregoing, the foregoing obligations shall not apply to any such information, documents or portions thereof that: (i) were of public knowledge or literature generally available to the public at the time of such disclosure or
(ii) have become part of the public domain by publication or otherwise, other than as a result of the failure of the Trustee, the applicable Lender, or any of their respective employees, directors, officers, advisors, accountants, auditors, or legal counsel to preserve the confidentiality thereof.

         SECTION 9.12. SECTION TITLES. The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

         SECTION 9.13. ENTIRE AGREEMENT. This Agreement, including all Exhibits, Schedules and other documents attached hereto or incorporated by reference herein, together with the other Transaction Documents constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof.

         SECTION 9.14. NO PETITION. Each of the Borrower and the Trustee hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding CP of Concord, it will not institute against or join any other person or entity in instituting against Concord, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    THE BORROWER:


                                    NHELP-I, INC.


                                    By /s/ TERRY J. HEIMES
                                      ------------------------------------------
                                      Terry J. Heimes
                                      Vice President and Treasurer

                                    c/o National Higher Education Loan Program
                                    121 South 13 Street, Suite 301
                                    Lincoln, NE 68508
                                    Atta: Terry J. Heimes
                                    (402) 458-2303
                                    Fax: (402) 458-2399

                                    THE LENDER:

                                    CONCORD MINUTEMEN CAPITAL
                                    COMPANY, LLC

                                    By /s/ THOMAS J. IRVIN
                                      ------------------------------------------
                                      Thomas J. Irvin
                                      Managing Director


                                    c/o The Liberty Hampshire Company, LLC
                                    227 West Monroe
                                    Suite 4000
                                    Chicago, Illinois  60606
                                    Attn: Lisa Gajewski
                                    (312) 997-4583
                                    Fax: (312) 977-1699

                                    THE TRUSTEE:


                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION

                                    By /s/ ALAN J. SPADINE
                                      ------------------------------------------
                                      Alan J. Spadine, Vice President


                                    Norwest Bank Minnesota, National Association
                                    6th & Marquette Avenue
                                    Minneapolis, MN 55479-0069
                                    Attn: Corporate Trust Services
                                    (612) 667-5745
                                    Fax: (612) 667-2149

                                   EXHIBIT A

                      FORM OF SALE AND PURCHASE AGREEMENT

                              LOAN SALE AGREEMENT

         This LOAN SALE AGREEMENT (the "Agreement") is made and entered into as of the _____ day of ________________, 1998, by and between ____________________, as seller ("Seller") and NHELP-I, Inc., a Nevada corporation, as purchaser ("Purchaser").

                                  WITNESSETH:

         WHEREAS, Purchaser is engaged or wishes to engage in a program of purchasing, holding and selling loans made to eligible borrowers in accordance with the provisions of the Higher Education Act (as defined herein), the proceeds of which are used to pay the costs incurred by students attending post-secondary educational institutions;

         WHEREAS, Seller is engaged in a program of originating, purchasing, holding and selling student loans;

         WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, certain student loans, including Federal Stafford Loans, Federal PLUS Loans and Federal Supplemental Loans for Students, made and guaranteed or insured pursuant to the Higher Education Act, in accordance with the terms and conditions of this Agreement.

         NOW THEREFORE, in consideration of the foregoing premises and mutual covenants herein contained, the parties agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         The following words and terms used in this Agreement shall have the following meanings unless otherwise provided herein or unless the context or use clearly indicates another or different meaning or intent:

         "Adverse Claim" shall mean a lien, security interest, charge, encumbrance or other right or claim or restriction in favor of any Person (other than, with respect to the Pledged Collateral, as defined in the Warehouse Loan Agreement, any lien, security interest, charge, encumbrance or other right or claim or restriction in favor of the Trustee, as defined in the Warehouse Loan Agreement, for the benefit of the Secured Creditors, as defined in the Warehouse Loan Agreement).

         "Agreement" shall mean this Agreement, including all exhibits attached hereto, and any supplements or amendments hereto.

         "Business Day" shall mean a day of the year other than a Saturday or a Sunday on which banks are not authorized or required to close in the State of Nebraska.

         "Certificate of Insurance" shall mean a certificate of federal loan insurance issued with respect to an Eligible Loan by the Secretary pursuant to the provisions of the Higher Education Act

         "Commitment" shall mean Seller's commitment to sell Eligible Loans to Purchaser pursuant to Section 2.1 hereof.

         "Consolidation Loan" shall mean a Student Loan authorized under
Section 428C of the Act consolidating Eligible Loans.

         "Contract of Insurance" shall mean a contract of insurance under the Higher Education Act between the Secretary and Seller or the Secretary and the Purchaser, providing for the Insurance of Student Loans.

         "Department" shall mean the United States Department of Education, or any successor thereto or to the functions thereof.

         "Eligible Borrower" shall mean a borrower who is eligible under the Higher Education Act to be the obligor of a loan for financing a program of education at an Eligible Institution, or for consolidating two or more such loans, including, without limitation, a borrower who is eligible under the Higher Education Act to be an obliger of a loan made pursuant to Section 428A, 428B or 428C of the Higher Education Act.

         "Eligible Institution" shall mean (i) an institution of higher education; (ii) a vocational school; or (iii) any other institution which, in all of the above cases, has been approved by the Secretary and the applicable Guarantee Agency.

         "Eligible Loan" shall mean a Student Loan:

                  (a) which was originated or acquired by the Seller in the ordinary course of its business and was originated in the United States, its territories or possessions;

                  (b) that constitutes an account or general intangible as defined in the UCC as in effect in the jurisdiction that governs the perfection of the interests of the Purchaser therein and the perfection of the interest of the Trustee (as defined in the Warehouse Loan Agreement) therein under the Warehouse Loan Agreement;

                  (c) on which the borrower is an Eligible Borrower attending an Eligible Institution;

                  (d) if such Student Loan is a subsidized Stafford Loan, such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department if such Student Loan is a Consolidation Loan, such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department to the extent applicable; and if such Student Loan is a PLUS/SLS or an unsubsidized Stafford Loan, such Student Loan qualifies the holder thereof receive Special Allowance Payments from the Department, to the extent applicable;

                  (e) at the time of purchase pursuant to this Agreement, is not a Defaulted Student (as defined in the Warehouse Loan Agreement), and has not been tendered at any time to any Guarantor for payment;

                  (f) that provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that will fully amortize the Principal Balance thereof by its maturity, as such maturity may be modified in accordance with applicable deferral and forbearance periods granted in accordance with applicable laws, including the Higher Education Act and any Guarantee Agreements, as applicable;

                  (g) that is denominated and payable only in Dollars (as defined in the Warehouse Loan Agreement);

                  (h) that together with the related Student Loan Note (as defined in the Warehouse Loan Agreement) therefor represents the genuine, legal, valid and binding payment obligation of the related borrower, enforceable by or on behalf of the holder thereof against such borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally and subject to general principles of equity; and that has not been satisfied, subordinated or rescinded and no right of rescission, setoff, counterclaim or defense has been asserted or, to the knowledge of the Seller, overtly threatened in writing with respect to such Student Loan;

                  (i) that (i) is the subject of a valid Guarantee Agreement with an eligible Guarantor, (ii) with respect to which the Seller is not in default in any material respect in the performance of any covenants and agreements made in the applicable Guarantee Agreement, and (iii) with respect to which all amounts due and payable to the Department or a Guarantor, as the case may be, have been paid in full;

                  (j) that (i) is the subject of a valid servicing agreement with Servicer, (ii) with respect to which the Seller is not in default in any material respect in the performance of any covenants and agreements made in the applicable agreement with the Servicer and
         (iii) with respect to which all amounts due and payable to the Servicer have been paid in full;

                  (k) the payment terms of which have not been altered or amended except in accordance with the Higher Education Act; and

                  (1) if such Student Loan is a Proprietary Loan (as defined in the Warehouse Loan Agreement), the outstanding Principal Balance of which when added to the outstanding Principal Balance of all other Financed Loans (as defined in the Warehouse Loan Agreement) that are Proprietary Loans (as defined in the Warehouse Loan Agreement) does not exceed 20% of the aggregate outstanding Principal Balance of all Financed Loans (as defined in the Warehouse Loan Agreement); and

                  (m) if such Student Loan is serviced by a Servicer for which the reporting of financial information concerning such Servicer to the Agent (as defined in the Warehouse Loan Agreement) is not permitted under its servicing agreement, the outstanding Principal Balance of which when added to the aggregate outstanding Principal Balance of all other Financed Loans (as defined in the Warehouse Loan Agreement) serviced by such Servicer or other Servicers for which the reporting of financial information to the Agent (as defined in the Warehouse Loan Agreement) is not permitted under their servicing agreements shall not exceed 10% of the aggregate outstanding Principal Balance of all Financed Loans (as defined in the Warehouse Loan Agreement).

         "Federal Reimbursement Contract" shall mean the agreement between the Guarantee Agency and the Secretary providing for the payment by the Secretary of amounts authorized to be paid pursuant to the Higher Education Act, including (but not limited to) reimbursement of amounts paid or payable upon defaulted Eligible Loans and other Student Loans Guaranteed or Insured by the Guarantee Agency and Interest Benefit Payments and Special Allowance Payments to holders of qualifying Student Loans Guaranteed or Insured by the Guarantee Agency.

         "Guarantee" or "Guaranteed" shall mean, with respect to a Student Loan, (i) the guarantee by the Guarantee Agency pursuant to such Guarantee Agency's Guarantee Agreement of the maximum percentage of the principal of and accrued interest on such Student Loan allowed by the terms of the Act with respect to such Student Loan, and (ii) the coverage of such Student Loan by a Federal Reimbursement Contract, providing, among other things, for reimbursement to the Guarantee Agency for payments made by it on defaulted Student Loans insured or guaranteed by the Guarantee Agency of at least the minimum reimbursement allowed by the Federal Reimbursement Contract and the Higher Education Act with respect to a particular Student Loan.

         "Guarantee Agency" shall mean a guarantee agency mutually acceptable to the parties which is authorized to Guarantee Student Loans under the Higher Education Act and with which the Trustee maintains a Guarantee Agreement.

         "Guarantee Agreement" shall mean any guarantee or lender agreement with any other Guarantee Agency, and any amendments to the foregoing.

         "Guaranteed Loan" shall mean a Student Loan which is Guaranteed or Insured.

         "Higher Education Act" shall mean Parts B, F and G of Title IV of the Higher Education Act of 1965, as amended or supplemented from time to time, or any successor federal act, and all regulations, directives, bulletins and guidelines proposed or promulgated from time to time thereunder.

         "Insurance" or "Insured" or "Insure" shall mean, with respect to a Student Loan, the insurance by the Secretary under the Higher Education Act (as evidenced by a Contract of Insurance issued or entered into under the provisions of the Higher Education Act) of the maximum percentage of the principal of and accrued interest on such Student Loan allowed under the Higher Education Act with respect to such Student Loan.

         "Insured Loan" shall mean a Student Loan which is Insured.

         "Interest Benefit Payments" shall mean interest payments on Student Loans received pursuant to the agreement between the Guarantee Agency and the Secretary whereby the Secretary agrees to pay holders of Student Loans guaranteed by the Guarantee Agency the portion of interest charges on such loans which students are entitled to have paid on their behalf pursuant to
Section 428(a) of the Higher Education Act.

         "PLUS Loan" shall mean a Student Loan authorized under Section 428B of the Higher Education Act.

         "Portfolio" shall mean a group of Eligible Loans sold to Purchaser by Seller pursuant to Section 2.1 hereof on a Scheduled Sale Date.

         "Principal Balance" shall mean the original principal amount of a Student Loan, plus capitalized interest (if any) and items which may not be Guaranteed or Insured (such as late charges), less payments by or on behalf of the Student Borrower applied to reduce such amounts.

         "Purchase Price" shall mean, with respect to a Portfolio of Eligible Loans, ___ % of the aggregate Principal Balance of the Eligible Loans included in the Portfolio, plus accrued and unpaid interest thereon, each as of the Scheduled Sale Date.

         "Purchaser" shall mean NHELP-I, Inc., or its successors or assigns.

         "Scheduled Sale Date" shall mean the date on which the sale and purchase of Eligible Loans pursuant to Section 2.1 hereof is to be consummated.

         "Schedule of Student Loans" shall have the meaning set forth in
Section 4.1 hereof.

         "Secured Creditors" shall have the same meaning ascribed thereto in the Warehouse Loan Agreement

         "Seller" shall mean _____________________________, or its successors or assigns.

         "Secretary" shall mean the Secretary of the United States Department of Education or any successor to the pertinent functions of that official or department under the Higher Education Act, or, when the context so requires, the former Commissioner of Education of the former United States Department of Health, Education and Welfare.

         "Servicer" shall mean, individually or collectively, UNIPAC Service Corporation and Great Lakes Higher Education Servicing Corporation as applicable with respect to the particular Eligible Loan.

         "SLS Loan" shall mean a Student Loan made under Section 428A of the Higher Education Act.

         "Special Allowance Payments" shall mean the special allowance payments authorized to be made by the Secretary by Section 438 of the Higher Education Act, or similar allowances authorized from time to time by federal law or regulation.

         "Student Borrower" shall mean the obligor on a Student Loan.

         "Student Loan" shall mean a loan under the Higher Education Act to an Eligible Borrower for education at an Eligible Institution (or loan to consolidate the same).

         "Trustee" shall mean Norwest Bank Minnesota, National Association, in its capacity as trustee for NHELP-I, Inc., or its successors or assigns.

         "UNIPAC" shall mean UNIPAC Service Corporation, or its successors or assigns.

         "Warehouse Loan Agreement" shall mean that certain Warehouse Loan and Security Agreement among the Purchaser, the Trustee and Concord Minutemen Capital Company, LLC dated as of September 30, 1998.

         "Unsubsidized Loan" shall mean a Student Loan authorized under Section 428H of the Higher Education Act.

                                   ARTICLE II
                              LOAN SALE COMMITMENT

         2.1 Loan Sale Commitment. Subject to the terms and conditions of this Agreement, and in express reliance upon the representations, warranties and covenants set forth herein, Seller agrees to sell, and Purchaser agrees to purchase free and clear of all Adverse Claims at the Purchase Price all right, title and interest of the Seller in and to Eligible Loans having an aggregate Principal Balance of approximately $ _________________, which sale and purchase is to be consummated on or before ___________________________, 199_ (the
"Scheduled Sale Date").


         Upon sale of the Eligible Loans to the Purchaser, the Seller shall relinquish all power and control over the original promissory notes relating to such Eligible Loans, and any related documents, instruments or records.

         2.2 Delivery Prior to Scheduled Sale Date. The parties agree that consummation of the sale of a Portfolio of Eligible Loans may occur prior to the Scheduled Sale Date set forth above at the discretion of the Seller; provided, however, that the requirements of Article IV shall be met in connection with such sale regardless of the timing of such sale; and provided further, that the sale of the Portfolios of Eligible Loans shall be consummated no later than the Scheduled Sale D.

         2.3 Rebate of Premium. In the event the Seller originates or purchases a Consolidation Loan under Section 428C of the Higher Education Act and the proceeds of such Consolidation Loan are used to repay the principal and interest due on an Eligible Loan sold by Seller to Purchaser under this agreement, then, upon demand by Purchaser

(or without demand if Seller has actual knowledge of such repayment), Seller shall rebate the premium paid by Purchaser to Seller in connection with the purchase of said Eligible Loan by paying to Purchaser an amount equal to __% of the principal balance of said Eligible Loan then outstanding; provided, that the rebate specified herein shall not be payable to the extent paid pursuant to
Section 5.2 hereof.

         2.4 Characterization of Transfer. The Purchaser and each Seller intend that each transfer under Section 2.1 be treated as a true and absolute sale of all of the Seller's right, title and interest in and under the Eligible Loans and not a transfer intended as a security interest.

                                  ARTICLE III
                                   SERVICING

         3.1 Servicing. All of the Eligible Loans that may be sold by Seller to Purchaser pursuant to this Agreement are currently serviced (or will be serviced on the Scheduled Sale Date) by Servicer pursuant to a servicing agreement. On the effective date (determined under Section 4.4 hereof) for the sale of a Portfolio of Eligible Loans, Purchaser shall cause the Servicer which had serviced such Eligible Loans prior to the Scheduled Sale Date to commence servicing such Portfolio at Purchaser's expense and under the identification number of Purchaser or its designee.

                                   ARTICLE IV
                          SALE/PURCHASE OF PORTFOLIOS

         4.1 Tender of Eligible Loans to Purchaser. With respect to a Portfolio of Eligible Loans to be sold to Purchaser pursuant to Section 2.1 hereof, prior to the Scheduled Sale Date (or at such other time as the parties may agree), Seller shall furnish Purchaser or its designee with a list of the Eligible Loans (each, a "Schedule of Student Loans") to be included in such Portfolio, and shall authorize and direct the applicable Servicer to release such information and documentation to Purchaser or its designee as Purchaser, in its reasonable judgement, deems necessary and appropriate to undertake a review of such loans to determine whether such loans constitute Eligible Loans under this Agreement.

         4.2 Conditions of Purchase. Purchaser's obligation to purchase and pay for Eligible Loans in a Portfolio hereunder shall be subject to the following conditions precedent:

         (a) all representations, warranties and statements by or on behalf of Seller contained in this Agreement are true on the Scheduled Sale Date;

         (b) any notification to or approval by the Secretary or Guarantee Agency required by the Higher Education Act or the Guarantee Agreement as a condition to the assignment of Eligible Loans shall have been made or received and evidence thereof delivered to Purchaser, and

         (c) the entire interest of Seller in each Eligible Loan shall have been duly assigned by endorsement, such endorsement to be without recourse except as provided in Article V hereof.

       4.3     Rejection of Student Loans by Purchaser Prior to Purchase.

         (a) If (i) Seller is unable to make or furnish the representations and warranties required to be made or furnished by it pursuant to this Agreement as to a Student Loan, or (ii) Seller is unable to fulfill one or more covenants or conditions of this Agreement as to a Student Loan, or
(iii) Purchaser in its reasonable judgment deems that such Student Loan does not comply with the terms and conditions of this Agreement or is not being delivered in compliance with such terms and conditions; or (iv) the conditions of Section 4.2 shall not have been complied with, then Purchaser may, in its sole discretion, refuse to accept and purchase any such Student Loan.

         (b) If Purchaser rejects a Student Loan, any such Student Loan shall be excluded from the sale, and Seller shall be furnished with a letter identifying each excluded Student Loan and stating the basis for its exclusion. If Purchaser rejects a Student Loan, Seller may substitute a different Eligible Loan for the rejected Student Loan, provided, however, that the terms and conditions of such Eligible Loan are in compliance with the terms and conditions of this Agreement and Seller shall have complied with the requirements of Section 4.1 with respect to each Eligible Loan.

        4.4     Consummation of Sale and Purchase of Portfolio.

         (a) To consummate the sale and purchase of a Portfolio of Eligible Loans, on or before the Scheduled Sale Date, Seller shall deliver to Purchaser such instruments of transfer, including a bill of sale and blanket endorsement, as Purchaser shall reasonably deem necessary for conveyance of title of the Eligible Loans contained in the Portfolio free and clear of all Adverse Claims and, upon receipt by Purchaser of such instruments of transfer (which may occur by delivery of facsimile copies to be followed by delivery of the original executed instruments), the Purchaser shall pay to the Seller on said date the Purchase Price for such Portfolio. The purchase and sale of the Portfolio shall be effective as of the date of the bill of sale. Seller shall retain all ownership rights with respect to Eligible Loans in a Portfolio at all times prior to the effective date of the sale of such Portfolio.

         (b) Unless otherwise agreed by Seller and Purchaser, payment of the Purchase Price for a Portfolio of Eligible Loans shall be made by wire transfer of immediately available funds to the Seller or its designated agent, with no offset, deduction, reserve or other holdback by Purchaser.

         4.5 Other Information and Documents. Seller shall furnish or make available to Purchaser such additional information concerning Seller's Student Loan portfolio as Purchaser may reasonably request. Seller shall execute all other documents and take all other steps as may be reasonably requested by Purchaser from time to time to effect the sale hereunder of a Portfolio of Eligible Loans.

                                   ARTICLE V
                        REPURCHASE OBLIGATION OF SELLER

         5.1 Conditions Precedent to Repurchase Obligation. At the request of Purchaser, Seller shall repurchase any Student Loan purchased by Purchaser pursuant to this Agreement if:

         (a) any representation or warranty made or furnished by Seller in or pursuant to this Agreement shall prove to have been materially inaccurate as to such Student Loan;

         (b) the Secretary or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim filed with respect to a Student Loan (including any claim for Interest Subsidy Payments, Special Allowance Payments, Insurance, reinsurance or Guarantee Payments) on account of any circumstances or event that occurred prior to the sale of such Student Loan to Purchaser; or

         (c) on account of any wrongful or negligent act or omission of Seller or its servicing agent that occurred prior to the sale of a Student Loan to Purchaser, a maker (or endorser, if any) has a valid defense that makes the Student Loan unenforceable with respect to his or her obligation to pay all or any part of the Student Loan.

         5.2 Repurchase by Seller. Upon the occurrence of any of the conditions set forth in Section 5.1 hereof and upon the request of Purchaser, Seller shall pay to Purchaser, an amount equal to ______% of the then-outstanding principal balance of such Student Loan, plus interest and Special Allowance Payments accrued and unpaid with respect to such Student Loan from the Scheduled Sale Date to and including the date of repurchase, plus any attorney's fees, legal expenses, court costs, servicing fees or other expenses incurred by Purchaser or the appropriate successors or assigns in connection with such Student Loans and arising out of the reasons for the repurchase. The repurchase obligation of Seller pursuant to this Section 5.2 shall constitute the sole remedy to the

Purchaser against the Seller with respect to any event described in Section 5.1. With respect to any Student Loan repurchased by Seller pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Seller all of Purchaser's right, title and interest in and to such Student Loan, and all security and documents relating thereto.


                                   ARTICLE VI
                  COVENANTS AND ONGOING OBLIGATIONS OF SELLER

     6.1 OBLIGATION OF SELLER TO FORWARD PAYMENTS. Seller shall promptly remit, or cause to be remitted, to the Servicer as it may direct, all funds received by Seller after the Scheduled Sale Date which constitute payments of principal or interest or Special Allowance Payments accrued after the Scheduled Sale Date with respect to any Student Loan sold pursuant to Section 2.1 hereof.

     6.2 OBLIGATION OF SELLER TO FORWARD COMMUNICATIONS. Seller shall immediately transmit to Purchaser any communication received by Seller after the Scheduled Sale Date with respect to a Student Loan or the borrower under such a Student Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudication of bankruptcy and similar documents and forms requesting deferment of repayment or loan cancellations.

     6.3 NOTIFICATION TO STUDENT BORROWERS. Seller and Purchaser shall provide each borrower under the Eligible Loans purchased under this Agreement with notice of the assignment and transfer to the Trustee for the account and on behalf of Purchaser of Seller's interest in such Eligible Loans as required by the Higher Education Act.

     6.4 NO MODIFICATION OF LENDER AGREEMENTS. Seller will consent to no amendments to, or modifications of the Contract of Insurance or Guarantee Agreement that may affect Eligible Loans which are sold or to be sold pursuant to this Agreement without the prior written consent of Purchaser, which consent shall not be unreasonably withheld. Amendments or modifications required by the Higher Education Act are excluded from the requirement of this Section 6.4.

     6.5 CLEAR TITLE. Upon the request of the Purchaser the Seller shall cause all termination statements, or partial releases, as the case may be, with respect to all existing liens, financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser in and to the Student Loans to be promptly filed, and at all times (except with respect to termination statements) to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the Student Loans. The Seller shall deliver to the Purchaser file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 6.5. The Seller shall be under no obligation hereunder in the event no Adverse Claims exist with respect to the Student Loans.

         Except for the conveyances hereunder or as specified herein, the Seller will not purport to sell, pledge, assign or transfer to any other person, or grant, create, incur, assume or suffer to exist any Adverse Claims on the Student Loans purchased and assigned hereunder or on any interest therein, and the Seller shall defend the right, title, and interest of the Purchaser in, to and under such Student Loans against all Adverse Claims of third parties claiming through or under the Seller.

         6.6 Defenses. Seller shall take all reasonable actions to assure that no maker of an Eligible Loan has or may acquire a defense to the payment thereof on account of Seller's action or inaction during the time in which Seller owned the Eligible Loan.

         6.7 Release of Guarantee Agency or Secretary. Seller will not, with respect to any Eligible Loan subject to this Agreement, agree to release the Guarantee Agency or the Secretary from any of its contractual obligations to Guarantee or Insure such loan, or agree to otherwise alter, amend or renegotiate any terms or conditions under which such Eligible Loan is Guaranteed or Insured, without the express prior written consent of Purchaser and the Secured Creditors.

         6.8 Borrower Withdrawal. In the event a Student Borrower withdraws within the period specified as qualifying for a cancellation refund by the Guarantee Agency, Seller agrees to pay the amount of the premium to be refunded to Purchaser.


                                   ARTICLE VII
                   REPRESENTATIONS, WARRANTIES AND COVENANTS


         7.1 Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser as of the date hereof and on the date of sale of any Eligible Loans hereunder that:

         (a) Organization and Authority of Seller. Seller is duly organized, validly existing and in good standing under the laws of the State of Nebraska, and has all necessary statutory power and authority to own its assets and carry on its business as now being conducted; Seller has, and its officers acting on its behalf have, all necessary statutory power and authority to make and perform this Agreement, including (without limitation) the power and authority to sell, assign and transfer Student Loans to Purchaser, and to repurchase Student Loans as required under the terms hereof.

         (b) Eligible Lender Status. Seller has applied for and received the Secretary's or Guarantee Agency's designation, as the case may be, as an "eligible lender" under the Higher Education Act.


         (c) Legal and Binding Obligation. The execution, delivery and performance of this Agreement by Seller have been duly authorized by all necessary corporate action, and do not require any stockholder approval or approval or consent of or notice to holders of indebtedness or obligations of Seller, upon due execution and delivery by the parties hereto, this Agreement will constitute the legal, valid and binding obligation of Seller, enforceable in accordance with its terms.


         (d) No Conflicts. Neither the execution, delivery or performance by Seller of this Agreement, nor the consummation or performance by Seller of the transactions contemplated hereby, will conflict with, result in a violation of or constitute a default (or an event which could constitute a default with the passage of time or notice or both) under, (i) any of the terms of Seller's charter or bylaws, or (ii) any indenture, mortgage, contract or other agreement to which Seller is a party or by which it or its properties are bound, or any law or regulation by which it or its properties are bound, where, in the case of this clause (ii), such conflict, violation or default could have a material adverse effect on Seller's ability to perform its obligations hereunder. Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restrictions or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

         (e) No Defaults or Violations. Seller is not in default under any mortgage, deed of trust, indenture or other instrument or agreement to which Seller is a party or by which it or its properties are bound, or in violation of any law or regulation, which default or violation could have a material adverse effect on Seller's ability to perform its obligations hereunder.

         (f) No Consents. No consent, approval or authorization of any government or governmental body, including (without limitation) the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby.

         (g) No Litigation. There are no pending or threatened actions or proceedings by or before any court, administrative agency or arbitrator, that could if adversely determined, materially and adversely affect the ability of Seller to perform its obligations hereunder, and there are no presently existing orders of any court, administrative agency or arbitrator that could have a material and adverse effect on the ability of Seller to perform its obligations hereunder.

         (h) Continuing Obligation of Seller. Seller agrees that during the term of this Agreement, it will (i) remain in good standing and qualified to do business under the laws of the State of Nebraska and the jurisdictions in which it operates, (ii) conduct its business in accordance with all applicable state and federal laws, and (iii) continue to be qualified to carry out this Agreement.

         (i) Solvency. The fair salable value of the assets on a going concern basis of the Seller and its subsidiaries, on a consolidated basis, as of the time of each Scheduled Sale Date is in excess of the total amount of their liabilities.

         7.2 Representations and Warranties of Seller with Respect to Student Loans. Seller hereby represents and warrants to Purchaser that as of the date of sale of any Eligible Loan:

         (a) Accuracy of Information. Any information furnished by Seller to Purchaser or its agents with respect to any Eligible Loan is true, complete and correct.

         (b) Validity of Loans. Each Eligible Loan has been duly executed and delivered and constitutes the legal valid and binding obligation of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

         (c) No Defenses Against Repayment of Loans. The amount of the unpaid principal balance of each Eligible Loan is true and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any Eligible Loan which can be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained by the Eligible Borrower against Purchaser as assignee thereof. The rate of interest carried by each Eligible Loan is currently allowable and was allowable by law at the time the loan was made, and no such Eligible Loan carries a rate of interest in excess of that permitted by the provisions of the Higher Education Act.

         (d) Ownership and Location of Loans; Existence of Liens. Seller is the sole owner and holder of each Eligible Loan and has full right and authority to sell and assign the same free and clear of all Adverse Claims, and upon the endorsement and delivery of promissory notes evidencing such Eligible Loan to Purchaser pursuant to this Agreement Purchaser will acquire full right, title and interest in the Eligible Loan free and clear of all Adverse Claims whatsoever. All documentation relating to the Eligible Loans including the original promissory note for each Eligible Loan, is in the possession of the applicable Servicer.

         (e) Guarantee and Insurance on Loans. Each Eligible Loan sold hereunder is either Insured or Guaranteed. With respect to all Insured Loans being acquired, a Contract of Insurance is in full force and effect with respect thereto, the applicable Certificates of Insurance are valid and binding upon the parties thereto in all respects, Seller is not in default in the performance of any of its covenants and agreements made in respect thereof and such Insurance is freely transferable as an incident to the sale of each Eligible Loan to be sold. With respect to all Guaranteed Loans being acquired, a Guarantee Agreement is in full force and effect with respect thereto and is valid and binding upon the parties thereto in all material respects, Seller is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement, and such Guarantee is freely transferable as an incident to the sale of each Eligible Loan to be sold. All amounts due and payable to the Secretary or the Guarantee Agency, as the case may be have been paid in full by Seller, and none of the Eligible Loans to be sold to Purchaser has at any time been tendered to either the Secretary or the Guarantee Agency for payment.

         (f) Compliance with Higher Education Act. Each Eligible Loan complies in all respects with the requirements of the Higher Education Act and is an Eligible Loan as those terms are defined in this Agreement.

         (g) Compliance with Federal Laws. Each Eligible Loan was made in compliance with all applicable local, state and federal laws, rules and regulations, including without limitation all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

         (h) No Discrimination. In making each Eligible Loan to be purchased by Purchaser pursuant to this Agreement, Seller has not discriminated based upon the Eligible Institutions attended by, or the age, sex, race, national origin, color, religion, handicapped status, income, attendance at a particular Eligible Institution within the area served by Purchaser, length of the Student Borrower's educational program, or the Student Borrower's academic year in school.


         (i) Serial Loans. The Eligible Loans to be purchased pursuant to this Agreement include all Eligible Loans of any one Eligible Borrower held by Seller.

         (j) Due Diligence in Servicing Loans. Seller and any independent servicer have each exercised and shall continue until the Scheduled Sale Date to exercise due diligence and reasonable care in making, administering, servicing and collecting the Eligible Loans in compliance with the requirements of the Higher Education Act and the rules and regulations of the Secretary and the applicable Guaranty Agency, and Seller has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Agreement. Seller has paid the costs and expenses incident to origination of the Eligible Loans, and has no right of reimbursement therefor from Purchaser.

         (k) Origination Fees. Seller has reported the amount of origination fees (if any) authorized to be collected with respect to any Eligible Loan pursuant to Section 438(c) of the Higher Education Act to the Secretary for the period in which such fee was authorized to be collected; and Seller has made any refund of an origination fee collected in connection with any Eligible Loan which may be required pursuant to the Higher Education Act.

         (l) Insurance Premium. For each Eligible Loan, Seller has reported the amount of the insurance premium authorized to be collected, and has paid said premium to the Guarantee Agency or the Secretary with all rights therein inuring to Purchaser.

         (m) Schedule of Student Loans. This information set forth in each Schedule of Student Loans is true and correct in all material respects as of the opening of business on the respective Scheduled Sale Date, and no selection procedures believed to be adverse to the Purchaser have been utilized in selecting the Student Loans for inclusion therein.

         (n) Title. It is the intention of the Seller that the transfer and assignment from the Seller to the Purchaser herein contemplated constitute a true sale of the Student Loans to the Purchaser and that neither the interest in nor title to the Student Loans shall become or be deemed property of the Seller for any purpose under state or federal law.

         (o) Documents. The Seller shall furnish and file, if appropriate, any document reasonably requested by the Purchaser to perfect the Purchaser's ownership interest in the Student Loans.

         (p) No Fraudulent Conveyance. The transactions contemplated by this Agreement are and will be in the ordinary course of the Seller's business and the Seller has valid business reasons for transferring the Student Loans rather than obtaining a secured loan with the Student Loans as collateral. Both before and immediately after giving effect to any transfer: (i) the Seller transferred or will transfer the Student Loans to the Purchaser without any intent to hinder, delay or defraud any current or future creditor of the Seller; (ii) the Seller was not engaged and was not about to engage, and will not engage, in any business or transaction for which any property remaining with the Seller was or will constitute unreasonably small capital in relation to the business of the Seller or the transaction; (iii) the Seller did not intend or will not intend to incur, and did not believe or reasonably should not have believed, or will not believe or reasonably shall not have believed, that it would incur debts beyond its ability to pay as they become due; and (iv) the Seller was not and will not be insolvent or did not or will not become insolvent as a result of any transfer.

         (q) Sales Not Subject to Bulk Transfer. Each sale, transfer, assignment and conveyance of the Student Loans by the Seller pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         (r) No Transfer Taxes Due. Each sale, transfer, assignment and conveyance of the Student Loans (including all payments due or to become due thereunder) by the Seller pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Purchaser or the Seller to any federal, state or local government ("Transfer Taxes") except such Transfer Taxes as are paid by the Seller at the time of transfer, assignment and conveyance and except UCC filing fees. In the event that the Purchaser receives actual notice of any unpaid Transfer Taxes arising out of the transfer, assignment and conveyance of the Student Loans, on written demand by the Purchaser, or upon the Seller otherwise being given notice thereof, the Seller shall pay, and otherwise indemnify and hold the Purchaser harmless therefor. The Seller shall not be responsible for the Purchaser's income taxes.

         7.3 Representations, Warranties and Covenants of Purchaser. Purchase hereby represents, covenants and warrants to Seller that:

         (a) Organization and Authority of Purchaser. Purchaser is a duly organized, validly existing corporation in good standing under the laws of the State of Nevada; Purchaser has, and its officers acting on its behalf have, all necessary statutory power and authority to make and perform this Agreement, including (without limitation) the power and authority to purchase Student Loans from Seller under the terms and conditions of this Agreement.

         (b) Legal and Binding Obligation. The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary corporate action, and do not require any stockholder approval or approval or consent of, or notice to, holders of indebtedness or obligations of Purchaser, upon due execution and delivery by the parties hereto, this Agreement will constitute the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms.

         (c) No Conflict. Neither the execution, delivery and performance by Purchaser of this Agreement, nor the consummation or performance by Purchaser of the transactions, contemplated hereby, will conflict with, result in a violation of, or constitute a default (or an event which could constitute a default with the passage of time or notice of both) under, (i) any of the terms of Purchaser's charter or bylaws, or (ii) any indenture, mortgage, contract or other agreement to which Purchaser is a party or by which it or its properties are bound, or any law or regulation by which it or its properties are bound, where, in the case of this clause (ii), such conflict, violation or default could have a material adverse effect on Purchaser's ability to perform its obligations hereunder. Purchaser is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restrictions or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Purchaser to perform its obligations under this Agreement.

         (d) No Defaults or Violations. Purchaser is not in default under any mortgage, deed of trust, indenture or other instrument or agreement to which Purchaser is a party or by which it or its properties are bound, or in violation of any law or regulation, which default or violation could have a material adverse effect on Purchaser's ability to perform its obligations hereunder.

         (e) No Consents. No consent, approval or authorization of any government or governmental body is required in connection with the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby.

         (f) No Litigation. There are no pending or threatened actions or proceedings by or before any court, administrative agency or arbitrator, that could if adversely determined, materially and adversely affect the ability of Purchaser to perform its obligations hereunder, and there are no presently existing orders of any court, administrative agency or arbitrator that could have a material and adverse affect on the ability of Purchaser to perform its obligations hereunder.

         (g) Continuing Obligation of Purchaser. Purchaser agrees that during the term of this Agreement, it will (i) remain in good standing and qualified to do business under the laws of the State of Nevada, and any other jurisdictions in which it operates, (ii) conduct its business in accordance with all applicable state and federal laws, and (iii) continue to be qualified to carry out this Agreement.

                                  ARTICLE VIII
                                 MISCELLANEOUS

         8.1 Communications and Notices. Unless otherwise expressly provided herein, all notices, requests, demands or other instruments which may or are required to be given by either party to the other shall be in writing, and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:


         If to Seller:

         ___________________________________

         ___________________________________

         ___________________________________

         Attention: ________________________

         Phone: (___) ______________________

         Fax: (___) ________________________

         If to Purchaser:

         NHELP-I, Inc.

         ___________________________________

         ___________________________________

         ___________________________________

         Attention: ________________________

         Phone: (___) ______________________

         Fax: (___) ________________________

Any party may change the address and name of the addressee to which subsequent notices are to be sent to it, by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the 5th day after it is mailed.

         8.2 Forms of Instruments Proceedings. All instruments relating to the sale and purchase of the Student Loans, and all proceedings to be taken in connection with this Agreement and the transactions contemplated herein, shall be in form and substance mutually satisfactory to Seller and Purchaser and their respective counsel.

         8.3 Payment of Expenses. Each party to this Agreement shall pay its own expenses incurred in connection with the preparation, execution and delivery of this

Agreement and the transactions herein contemplated, including, but not limited to, the fees and disbursements of counsel.

     8.4 NON-BUSINESS DAYS. If the date for taking any action required hereunder is not a Business Day, then such action can be taken, without interest or penalty, on the next succeeding Business Day, with the same force and effect as if such action was taken on the required date.

     8.5 AMENDMENTS, MODIFICATIONS AND WAIVERS. The provisions of this Agreement cannot be amended, waived or modified unless such amendment, waiver or modification be in writing and signed by the parties hereto. Inaction or failure to demand strict performance shall not be deemed a waiver.

     8.6 SEVERABILITY. If any provision of this Agreement shall be held, or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Agreement or any part hereof.

     8.7 REMEDIES. Unless otherwise expressly provided herein, no remedy by the terms of this Agreement conferred upon or reserved to the Purchaser is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction), or statute on or after the date of this Agreement.

     8.8 ASSIGNMENT. This Agreement may not be assigned or otherwise transferred, in whole or in part, by one party without the prior written consent of the other parties, which consent shall not unreasonably be withheld; provided, however, that the Seller consents to assignment by the Purchaser of rights hereunder to the Trustee on behalf of the Secured Creditors.

     8.9 BINDING EFFECT. All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

     8.10 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Nebraska, without reference to its conflicts-of-laws principles.

         8.11 Entire Agreement. This Agreement embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated by this Agreement, and all prior or contemporaneous agreements, understandings, representations and statements between the parties, written or oral, between the parties, are merged into and superseded by this Agreement.

         8.12 Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         8.13 Consolidation Reimbursement. If Purchaser acquires any Eligible Loan from Seller through the consolidation procedures of Section 428C of the Higher Education Act, Purchaser shall pay Seller an amount equal to ____% of the Principal Balance of such Eligible Loans so acquired, plus accrued interest to the date of consolidation.

         8.14 Trustee as Eligible Lender; Third Party Beneficiaries. The Trustee, as eligible lender under the Higher Education Act, shall take title to all Eligible Loans to be purchased hereunder on behalf of and for the account of the Purchaser. This Agreement shall inure to the benefit of the Trustee, the Secured Creditors and their respective successors and assigns. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Agreement which expressly confer rights upon the Purchaser shall run directly to the Trustee and the Secured Creditors and the Trustee and the Secured Creditors shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if they were a party hereto. The foregoing creates a permissive right on behalf of the Trustee and the Secured Creditors, and the Trustee and the Secured Creditors shall be under no duties or obligations hereunder. All bills of sale and endorsements shall be made to the Trustee on behalf of the Purchaser.

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Sale Agreement to be duly executed as of the day and year first written above.


           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                            NHELP-I, INC.
----------------------------------




By:                                         By:
      ----------------------------                -----------------------------

Title:                                      Title:
      ----------------------------                -----------------------------

                                    EXHIBIT B
                        FORM OF VALUATION AGENT AGREEMENT

                        FORM OF VALUATION AGENT AGREEMENT

                                      among

                               [VALUATION AGENT],
                             as the Valuation Agent

                                 NHELP-I, INC.,
                                 as the Borrower

                                       And

                    CONCORD MINUTEMEN CAPITAL COMPANY, LLC,
                                 as the Lender

                         Dated as of ____________, ____

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
                                    ARTICLE I
                                   DEFINITIONS

Section 1.01. Certain Defined Terms......................................................................        1
Section 1.02. Computation of Time Periods................................................................        5

                                  ARTICLE II
                          VALUATION AGENT; FEES; TERM
                                 OF AGREEMENT

Section 2.01. Appointment and Acceptance.................................................................        5
Section 2.02. Performance by Other Parties...............................................................        6
Section 2.03. Resignation and Discharge..................................................................        6
Section 2.04. Valuation Agent Fees.......................................................................        6
Section 2.05. Term of Agreement..........................................................................        6

                                   ARTICLE III
                                  CALCULATIONS

Section 3.01. Maximum Advance Percentage Calculations....................................................        7
Section 3.02. Loan Valuation Percentage Calculations.....................................................        7

                                   ARTICLE IV

REPRESENTATIONS AND WARRANTIES...........................................................................        8

                                    ARTICLE V

INDEMNIFICATION..........................................................................................        9

                                   ARTICLE VI
                                  MISCELLANEOUS

Section 6.01. Confidentiality............................................................................       10
Section 6.02. Amendment..................................................................................       10
Section 6.03. Governing Law..............................................................................       10
Section 6.04. Notices....................................................................................       10
Section 6.05. Third Party Beneficiary....................................................................       12
Section 6.06. Assignment by the Lender...................................................................       12

                               TABLE OF CONTENTS
                                  (continued)



Section 6.07. Submission to Jurisdiction; Waiver of Jury and Bond........................................       12
Section 6.08. No Petition................................................................................       13
Section 6.09. Limited Recourse Nature of Transactions....................................................       13
Section 6.10. Execution in Counterparts..................................................................       13
Section 6.11. Severability...............................................................................       13
Section 6.12. Section Titles.............................................................................       13
Section 6.13. Entire Agreement...........................................................................       13

EXHIBIT A     FORM OF ADVANCE PERCENTAGE CALCULATION REPORT
EXHIBIT B     FORM OF VALUATION REPORT
EXHIBIT C     FORM OF REQUEST FOR VALUATION REPORT
EXHIBIT D     INITIAL LOAN SERVICING FEES

         THIS VALUATION AGENT AGREEMENT (the "Agreement") is made as of _____, _____ by and among [VALUATION AGENT], a corporation duly organized under the laws of the State of Delaware (the "Valuation Agent"); NHELP-1, INC, a corporation duly organized under the laws of the State of Nevada (the "Borrower"); and CONCORD MINUTEMEN CAPITAL COMPANY, LLC, a special purpose finance company administered by the Liberty Hampshire Company, LLC ("Concord").

                             PRELIMINARY STATEMENTS

         WHEREAS the Borrower, Concord and Norwest Bank Minnesota, National Association (the "Trustee") have entered into a Warehouse Loan and Security Agreement dated as of September 30, 1998 (the "Loan Agreement"), pursuant to which Concord has agreed to make loans to the Borrower from time to time subject to the conditions set forth therein for the purpose of financing the purchase of certain types of education loans (the "Student Loans", and when financed under the Loan Agreement, the "Financed Loans");

         WHEREAS Concord has entered into a Liquidity Agreement dated as of September 30, 1998 (the "Liquidity Agreement") pursuant to which Concord may assign to the Liquidity Providers (as defined in the Loan Agreement) its right, title and interest to the whole or part of the loans made by Concord;

         WHEREAS the Loan Agreement and the Liquidity Agreement provide that, in order to secure the prompt and complete payment of all amounts due and payable thereunder, the Borrower will grant to the Trustee, for the benefit of Concord and the Liquidity Providers, a security interest in the Financed Loans, all revenues and recoveries of principal from the Financed Loans and any other collections, funds and accrued earnings held thereon held in the various funds and accounts created under the Loan Agreement (collectively, the "Pledged Collateral");

         WHEREAS the maximum amount of funds the Lender and the Agent will make available to the Borrower from time to time for the purpose of financing Student Loans is in part based upon the characteristics of the Financed Loans and certain other assumptions as described herein; and

         WHEREAS the Valuation Agent has agreed to perform certain calculations relating to the Pledged Collateral, in accordance with the assumptions and procedures described herein and at the times and under the circumstances specified in the Loan Agreement

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01 CERTAIN DEFINED TERMS. As used in this Agreement and its exhibits, the terms set forth above and in this Section 1.01 shall have the meanings ascribed thereto (such meanings to be equally applicable to both the singular and plural forms of the terms defined) unless a contrary definition is given to such term in the Loan Agreement, in which case the definition in the Loan Agreement shall be controlling.

         "Advance Percentage Calculation Assumptions" means the following cash flow and related assumptions to be used by the Valuation Agent in connection with its preparation of each Advance Percentage Calculation Report:

         (a)      The 91-day Treasury bill rate shall equal Current T-Bill;

         (b) LIBOR shall be a rate per annum equal to the sum of: (i) Current T-Bill, (ii) the Current TED Spread, and (iii) 0.20%;

         (c) the Cost of Funds shall be a rate per annum equal to the sum of (i) LIBOR, and (ii) 0.225%;

         (d) the Discount Rate to be applied to the Net Revenues shall be a rate per annum equal to the sum of (i) the Cost of Funds, and (ii) 0.80%;

         (e) interest earnings on short-term balances shall be a rate per annum equal (i) LIBOR, less (ii) 0.10%;

         (f)      the cumulative default rate shall be 15%;

         (g) default occurrences shall be spread out evenly over each year of repayment in accordance with the following schedule: 70% in the first year of repayment; 20% in the second year of repayment; 10% in the third year of repayment; and 0% thereafter;

         (h) the principal balance of Student Loans that receive an interest rate reduction pursuant to any Borrower Incentive Program will equal the product of: (i) the aggregate principal balance (not including any capitalized interest) of Student Loans eligible to participate in any such program, and (ii) 20%;

         (i) servicing fees for Student Loans will be based upon the fees stated in the applicable Servicing Agreements covering the Financed Loans that are then in effect. The presently effective servicing fees for UNIPAC Service Corporation ("UNIPAC") and Great Lakes Higher Education Servicing Corporation ("Great Lakes") are attached hereto as Exhibit D;

         (j) fees payable to the U.S. Department of Education on Consolidation Loans made after October 1, 1993 will be charged at a rate of 1.05% (or such other rate as may be provided for under applicable law) per annum on the outstanding principal balance of such loans, payable monthly; and

         (k) the Portfolio Administration Fee shall be 0.45% per annum, payable monthly in arrears based upon the unpaid principal balance of Financed Loans at the end of the prior month.

         Pursuant to the terms of the Loan Agreement, the assumptions in paragraphs (a) through (k) above may be amended from time to time with the mutual consent of the Borrower, the Required Lenders and the Agent (with notice to the Valuation Agent stating the specific nature of such changes and that any and all consents and approvals necessary to effect such changes have been obtained). All other assumptions regarding Financed Loans shall be as set forth in the Portfolio Characteristics.

         "Advance Percentage Calculation Report" has the meaning set forth in the Loan Agreement, and is to be provided by the Valuation Agent to the Borrower, Concord, the Agent and the Trustee prior to each new financing of Student Loans, in the form attached hereto as Exhibit A.

         "Borrower Incentive Program" means any interest rate reduction program applicable to any Financed Loans or Student Loans to be financed.

         "Cash Flow Projections" mean the estimates prepared by the Valuation Agent for the period commencing on the most recent date for which the Valuation Agent has received the Portfolio Characteristics illustrating: (a) the income to be received from the Financed Loans (excluding borrower interest, federal interest subsidy and federal special allowance payments accrued thereon and unpaid as of the date of the Portfolio Characteristics) and Permitted Investments, including borrower principal and interest payments, federal interest subsidy payments, federal special allowance payments, guaranty payments, sale proceeds and investment earnings (collectively, the "Revenues"),
(b) the costs incurred in the financing of such Financed Loans, including acquisition fees, debt service, servicing fees, valuation fees, trustee fees, administrative fees, consolidation loan rebate and any other charges relating to the financing, servicing and administration of such loans (collectively, the "Expenses"), and (c) the periodic and cumulative Revenues less the periodic and cumulative Expenses (the "Net Revenues").

         "Cost of Funds" means the interest rate per annum used by the Valuation Agent in the Cash Flow Projections for computing debt interest expense.

         "Current LIBOR" means the most recent interest rate per annum available to the Valuation Agent for one-month eurodollar deposits, as published in The Wall Street Journal.

         "Current T-Bill" means the most recent bond equivalent yield per annum available to the Valuation Agent for the auction of 13-week U.S. Treasury Bills, as published in The Wall Street Journal.

         "Current TED Spread" means (a) Current LIBOR, less (b) Current T-Bill.

         "Discount Rate" means the rate of discount per annum stipulated in the Advance Percentage Calculation Assumptions and the Valuation Report Assumptions, as applicable, to be used by the Valuation Agent in connection with its determination of the present value of Net Revenues.

         "Loan Valuation Percentage" has the meaning set forth in the Loan Agreement, and is to be determined by the Valuation Agent by: (a) dividing (i) the present value of the Net Revenues

(using the Portfolio Characteristics and the Valuation Report Assumptions) by
(ii) the outstanding principal balance of Student Loans, and (b) adding 100% to the resulting percentage.

         "Net Revenues" means the projected net income to be received from the Student Loans after taking into account financing costs, loan defaults and delinquencies, fees and other charges, all as set forth in the Advance Percentage Calculation Assumptions and the Valuation Report Assumptions, as applicable.

         "Portfolio Characteristics" means the information contained in the reports provided to the Valuation Agent by or at the direction of the Borrower, in a form acceptable to the Valuation Agent (such form could also include a computer tape provided by any Servicer), prior to: (a) each proposed financing of new Student Loans, and (b) each Valuation Date. Such reports shall set forth all of the particular characteristics of Student Loans to be financed or Financed Loans, as the case may be, necessary in order that the Valuation Agent shall be able to perform the calculations required hereunder or under the Loan Agreement, including, but not limited to breakdowns by loan type, borrower interest rate, borrower status, special allowance margin, disbursement date, remaining term by status, applicable loan servicer, guarantee level and eligibility for, level of participation in and terms of any Borrower Incentive Program.

         "Valuation Agent Fees" means the fees payable to the Valuation Agent, pursuant to Section 3.01 hereof and Section 2.06(c)(ix) of the Loan Agreement, in such amounts and on such dates equal to 0.025% times the average outstanding principal balance of Advances during each Calculation Period.

         "Valuation Report" means a report furnished by the Valuation Agent to the Required Lenders, the Borrower and the Trustee pursuant to Section 5.09(a)(i) of the Loan Agreement, in the form attached hereto as Exhibit B.

         "Valuation Report Assumptions" means the following cash flow and related assumptions to be used by the Valuation Agent in connection with its preparation of each Valuation Report required under the Loan Agreement:

                  (a)      T-Bill shall equal Current T-Bill;

                  (b)      LIBOR shall be a rate per annum equal to the sum of:
         (i) Current T-Bill, and (ii) the Current TED Spread;

                  (c) the Cost of Funds shall be a rate per annum equal to the sum of (i) LIBOR, and (ii) 0.20%;

                  (d) the Discount Rate to be applied to the Net Revenues shall be a rate per annum equal to the sum of (i) the Cost of Funds, and (ii) 0.80%;

                  (e) interest earnings on short-term balances shall be a rate per annum equal to: (i) LIBOR, less (ii) 0.10%;

                  (f)      the cumulative default rate shall be 15%;

                  (g) default occurrences shall be spread out evenly over each year of repayment in accordance with the following schedule: 70% in the first year of repayment; 20% in the second year of repayment; 10% in the third year of repayment; and 0% thereafter;

                  (h) the principal balance of Student Loans that receive an interest rate reduction pursuant to any Borrower Incentive Program will equal the product of: (i) the aggregate principal balance of Student Loans receiving any such reduced interest rate as shown in the Portfolio Characteristics, and (ii) 105%;

                  (i) servicing fees for Student Loans will be based upon the fees stated in the applicable Servicing Agreements covering the Financed Loans that are then in effect. The presently effective servicing fees for UNIPAC Service Corporation ("UNIPAC") and Great Lakes Higher Education Servicing Corporation ("Great Lakes") are attached hereto as Exhibit D;

                  (j) fees payable to the U.S. Department of Education on Consolidation Loans made after October 1, 1993 will be charged at a rate of 1.05% per annum (or such other rate as may be provided for under applicable law) on the outstanding principal balance of such loans, payable monthly; and

                  (k) the Portfolio Administration fee shall be 0.45% per annum, payable monthly in arrears based upon the unpaid principal balance of loans at the end of the prior month.

                  (l) Pursuant to the terms of the Loan Agreement, the assumptions in paragraphs (a) through (k) above may be amended from time to time with the mutual consent of the Borrower, the Required Lenders and the Agent (with notice to the Valuation Agent stating the specific nature of such changes and that any and all consents and approvals necessary to effect such changes have been obtained). All other assumptions regarding Financed Loans shall be as set forth in the Portfolio Characteristics.

         SECTION 1.02. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."


                                   ARTICLE II

                    VALUATION AGENT; FEES; TERM OF AGREEMENT

         SECTION 2.01 APPOINTMENT AND ACCEPTANCE. The Borrower and the Lender hereby appoint [VALUATION AGENT] as Valuation Agent under this Agreement in connection with the Loan Agreement and [VALUATION AGENT] hereby accepts such appointment. For purposes of this Valuation Agent Agreement the principal office of [VALUATION AGENT] shall be _______________________, unless otherwise indicated to the other parties hereto and the Agent in writing by [VALUATION AGENT].

         SECTION 2.02. PERFORMANCE BY OTHER PARTIES. The Valuation Agent shall be obligated to perform hereunder only upon performance in all material respects by the Borrower (a) to provide statistical information to the Valuation Agent at the times and in the manner described in the Loan Agreement, and (b) of its duties and responsibilities hereunder.

         SECTION 2.02. RESIGNATION AND DISCHARGE.

                  (a) The Valuation Agent may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days' written notice to the Borrower, Concord, the Trustee and the Agent.

                  (b) The Valuation Agent may be removed upon at least sixty (60) days' written notice to the Valuation Agent, at the direction of the Borrower with the consent of the Required Lenders, by an instrument signed by the Borrower and filed with the Valuation Agent, Concord, the Trustee and the Agent. Upon the occurrence of an Event of Default (as defined in the Loan Agreement), the Required Lenders may remove the Valuation Agent at any time.

         Notwithstanding the foregoing, no resignation or removal of the Valuation Agent shall be effective until a successor shall have been appointed by the Borrower with the consent of Concord and the Agent, which shall not be unreasonably withheld, or by the Required Lenders after an Event of Default (as defined in the Loan Agreement), provided that such resignation by the Valuation Agent shall be effective upon sixty days' written notice whether or not a successor has been appointed if and when the Valuation Agent reasonably determines that one of the following shall occur: (i) the Borrower is not diligently pursuing the appointment of a successor Valuation Agent at the level of compensation generally paid in the marketplace for the services to be performed by the Valuation Agent, (ii) the Loan Agreement or the Liquidity Agreement has been amended or modified in such a manner as would affect the Valuation Agent in general or its ability to properly perform its duties hereunder without the consent of the Valuation Agent, or (iii) any condition to performance by the Valuation Agent hereunder or under the Loan Agreement has not been satisfied.

         SECTION 2.04. VALUATION AGENT FEES. In accordance with the priorities set forth in Section 2.06 of the Loan Agreement, the Borrower agrees to cause the Trustee to pay to the Valuation Agent, on each Settlement Date, the Valuation Agent Fee. Such fees should be remitted to the Valuation Agent in immediately available funds using the following instructions:

                  ----------------

                  ----------------

                  ----------------

                  ----------------

                  ----------------

         SECTION 2.05. TERM OF AGREEMENT. Unless otherwise terminated pursuant to the provisions of Section 2.03 hereof, this Agreement shall terminate on September 30, 2003, unless extended to such later date as mutually agreed to in writing by the Borrower and the Valuation Agent, with the consent of the Required Lenders and the Agent.

                                  ARTICLE III

                                  CALCULATIONS

SECTION 3.01. MAXIMUM ADVANCE PERCENTAGE CALCULATIONS.

         (a) Pursuant to the terms and at the times required in the Loan Agreement, the Valuation Agent shall compute the Maximum Advance Percentage by undertaking certain analytical procedures with respect to the Student Loans to be financed thereunder. The Maximum Advance Percentage shall be determined by:
(i) dividing (A) the present value of the Net Revenues (using the Portfolio Characteristics and the Advance Percentage Calculation Assumptions) by (B) the outstanding principal balance of Student Loans, and (ii) adding 100% to the resulting percentage.

         (b) Not later than three Business Days prior to each Advance that does not constitute a Rollover Advance, and in any case not later than the fourth Business Day preceding each January 31, April 30, July 31 and October 31, the Valuation Agent shall:

                  (i) perform Cash Flow Projections based upon the Portfolio Characteristics and the Advance Percentage Calculation Assumptions (both as defined herein);

                  (ii) calculate the Maximum Advance Percentage (as defined herein and in the Loan Agreement) using the results of the Cash Flow Projections described in Section 3.01(b)(i) above; and

                  (iii) submit a report to the Lender, the Agent, the Borrower and the Trustee in the form of Exhibit A attached hereto.

SECTION 3.02. LOAN VALUATION PERCENTAGE CALCULATIONS.

         (a) Pursuant to the terms and at the times required in the Loan Agreement, the Valuation Agent shall compute the Loan Valuation Percentage by undertaking certain analytical procedures with respect to the Financed Loans.

         (b) Within 30 days after the Valuation Agent's receipt of a written request for a Valuation Report from any of Concord, the Agent or the Borrower, in the form of Exhibit C attached hereto, and in any case not later than the fourth Business Day preceding each January 31, April 30, July 31, and October 31, (each a "Valuation Date") the Valuation Agent shall:

                  (i) perform Cash Flow Projections based upon the Portfolio Characteristics and the Valuation Report Assumptions (both as defined herein);

                  (ii) calculate the Loan Valuation Percentage using the results of the Cash Flow Projections describe in Section 3.02(b)(i) above; and

          (iii) submit a report to Concord, the Agent, the Borrower and the Trustee in the form of Exhibit B attached hereto.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

The Valuation Agent represents and warrants as follows:

     (a) The Valuation Agent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

     (b) The execution, delivery and performance by the Valuation Agent of this Agreement is within the Valuation Agent's organizational powers, has been duly authorized by all necessary organizational action, does not contravene
(i) the Valuation Agent's Articles of Incorporation or bylaws, (ii) any law, rule or regulation applicable to the Valuation Agent, (iii) any contractual restriction binding on or affecting the Valuation Agent or its property or
(iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Valuation Agent or its property. This Agreement has been duly executed and delivered by the Valuation Agent.

     (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Valuation Agent of this Agreement.

     (d) This Agreement constitutes the legal, valid and binding obligations of the Valuation Agent enforceable against the Valuation Agent in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors, and (ii) general principals of equity, whether such enforceability is considered in a proceeding in equity or at law.

     (e) There is no pending or, to the knowledge of the Valuation Agent, threatened, action or proceeding affecting the Valuation Agent before any court, governmental agency or arbitrator that may materially adversely affect the financial condition of the Valuation Agent or the ability of the Valuation
Agent to perform its obligations under this Agreement. The Valuation Agent is not in default with respect to any order of any court, arbitrator or any other Governmental Authority.

     (f) Each document and report delivered by, or to be delivered by, the Valuation Agent pursuant to the terms of Articles II or III hereof shall be executed on behalf of the Valuation Agent by a duly authorized officer of the Valuation Agent.

                                   ARTICLE V

                                INDEMNIFICATION

         (a) Without limiting any other rights which the Lender, the Borrower or any of their respective Affiliates may have hereunder or under applicable law, and notwithstanding any limitation on recourse to the Valuation Agent set forth in this Agreement, the Valuation Agent hereby agrees to indemnify Concord, the Borrower and each of their respective officers, directors, employees, agents, attorneys-in-fact, Affiliates and assigns (including without limitation the Liquidity Providers) from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement, excluding, however, Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct of the Person seeking indemnification. Without limiting the foregoing, the Valuation Agent shall indemnify the Lender, the Borrower and each of their respective officers, directors, employees, agents, attorneys-in-fact, Affiliates and assigns (including without limitation the Liquidity Providers) for Indemnified Amounts relating to or resulting from:

                  (i) any representation or warranty made or deemed made by the Valuation Agent, under or in connection with this Agreement, which shall have been false or incorrect when made or deemed made or delivered;

                  (ii) the failure by the Valuation Agent to comply with any term, provision or covenant contained in this Agreement; and

                  (iii) any failure of the Valuation Agent to perform its duties or obligations in accordance with the provisions of this Agreement.

         (b) Without limiting any other rights which the Valuation Agent or any of its respective Affiliates may have hereunder or under applicable law, and notwithstanding any limitation on recourse to the Borrower set forth in this Agreement, the Borrower hereby agrees to indemnify the Valuation Agent and each of its officers, directors, employees, agents, attorneys-in-fact and Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement, excluding, however, Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct of the Valuation Agent or its Affiliates. Without limiting the foregoing, the Borrower shall indemnify the Valuation Agent and each of its respective officers, directors, employees, agents, attorneys-in-fact and Affiliates for Indemnified Amounts relating to or resulting from:

                  (i) any representation or warranty made or deemed made by the Borrower under or in connection with this Agreement, which shall have been false or incorrect when made or deemed made or delivered;

                           (ii) the failure by the Borrower to comply with any term, provision or covenant contained in this Agreement; and

                           (iii) any failure of the Borrower to perform its
                  duties or obligations in accordance with the provisions of this Agreement.

Any amounts determined by a court of competent jurisdiction as a result of a proceeding brought which is subject to the indemnification provisions of this
Article V shall be paid by the Valuation Agent to Concord, the Borrower or their respective officers, directors, employees, agents, attorneys-in-fact, Affiliates or the Liquidity Providers, or by the Borrower to the Valuation Agent or its officers, directors, employees, agents, attorneys-in-fact or Affiliates, as the case may be, for the benefit of the applicable payee, within two Business Days following written demand therefor.


                                   ARTICLE VI

                                 MISCELLANEOUS

         SECTION 6.01. CONFIDENTIALITY. Except as permitted by the Loan Agreement, the Valuation Agent, Concord and the Borrower each agree to keep confidential and not to disclose any non-public information, calculations, exhibits or documents related to this Agreement or the Loan Agreement, without the express written consent of the other parties thereto.

         SECTION 6.02. AMENDMENT. This Valuation Agent Agreement may be amended only by a written agreement signed by those parties hereto and with the prior written consent of the Agent.

         SECTION 6.03. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

         SECTION 6.04.  NOTICES.

                  (a) Concord agrees to provide written notice to the Valuation Agent within three Business Days of the following: (i) a new Agent, (ii) a new Liquidity Fee, and (iii) the assignment by the Secured Creditors of the Investment of Concord in the Advances to the Borrower, such notice to include the amount of such assignment and the Liquidity Interest Rate applicable to such assignment.


                  (b) All notices, requests or other communications to the Valuation Agent, Borrower, Trustee, Lender and Agent, including the notices required in paragraph (a) above, shall be in writing (unless otherwise specified herein) and shall be deemed to have been validly given or made when delivered (via telecopy or by hand) or mailed, registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

If to the Valuation Agent,
  addressed to:            ____________________________________________________
                           ____________________________________________________
                           ____________________________________________________
                           Attn.:______________________________________________
                           Telephone:__________________________________________
                           Facsimile:__________________________________________

If to the Borrower,
  addressed to it at:      NHELP-1, INC.
                           c/o National Higher Education Loan Program
                           121 South 13 Street
                           Suite 301
                           Lincoln, NE 68508
                           Attn.: Terry J. Heimes
                           Telephone: (402) 458-2303
                           Facsimile: (402) 458-2399

If to the Lender,          Concord Minutemen Capital Company, LLC
  addressed to it at:      227 West Monroe, Suite 4000
                           Chicago, IL 60606
                           Attn.: Lisa Gajewski
                           Telephone: (312) 977-4583
                           Facsimile: (312) 977-1699

If to the Agent,
  addressed to it at:      Mellon Bank, N.A.
                           One Mellon Bank Center, Room 410
                           Pittsburgh, PA 15258
                           Attn: Robert F. Wagner
                           Telephone: (412) 234-0783
                           Telecopy: (412) 236-6592

If to the Trustee,
  addressed to it at:      Norwest Bank Minnesota, National Association
                           6th Street & Marquette Avenue
                           Minneapolis, MN 55479
                           Attn.: Alan J. Spadine, Corporate Trust Services
                           Telephone: (612) 667-5745
                           Facsimile: (612) 667-9165

     Each entity listed above may change the address for service of notice upon it by a notice in writing to the other entities named above. Each such notice, request or communication shall be effective when delivered to the address specified herein.

         SECTION 6.05. THIRD PARTY BENEFICIARY. The Valuation Agent acknowledges that the Borrower has granted a security interest in favor of the Trustee for the benefit of the Secured Creditors (as defined in the Loan Agreement) all of the Borrower's right, title and interest in, to and under this Agreement. The Valuation Agent consents to the grant of such security interest and agrees (a) that the representations, warranties, covenants and other agreements of the Valuation Agent contained herein (including, but not limited to, the Valuation Agent's indemnity obligations hereunder) shall run directly to the Trustee and Secured Creditors and (b) that the Trustee and the Secured Creditors shall be entitled to rely on and enforce such representations, warranties, covenants and other agreements (including, but not limited to, the Valuation Agent's indemnity obligations hereunder) to the same extent as if they were a party hereto. The foregoing creates a permissive right on behalf of the Trustee and the Secured Creditors, and the Trustee and the Secured Creditors shall be under no duties or obligations hereunder.

         SECTION 6.06. ASSIGNMENT BY THE LENDER. The Valuation Agent and the Borrower acknowledge and agree that to the extent of any assignment by Concord of its right, title and interest in and to the Investment of Concord in the Advances to the Borrower pursuant to the terms of the Liquidity Agreement, the Agent shall succeed to the rights and obligations of Concord hereunder and Concord shall be released from such obligations without any further act by the Borrower or the Valuation Agent.

         SECTION 6.07. SUBMISSION TO JURISDICTION; WAIVER OF JURY AND BOND. EACH OF THE BORROWER, CONCORD AND THE VALUATION AGENT HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS, AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS, AND THE BORROWER, THE LENDER AND THE VALUATION AGENT EACH WAIVE ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH HEREIN THAT SERVICE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO SUCH ADDRESS.

         EACH OF THE BORROWER, CONCORD AND THE VALUATION AGENT ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY CLAIM OR CAUSE OF ACTION (INCLUDING ANY COUNTERCLAIM) ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED AND/OR DELIVERED IN CONNECTION HEREWITH OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE LENDER. NOTHING CONTAINED IN THIS SECTION 6.07 SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY

OTHER MANNER PERMITTED BY LAW. EACH OF THE VALUATION AGENT, CONCORD AND THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO ABOVE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

         SECTION 6.08. NO PETITION. Each of the Borrower and the Valuation Agent hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding commercial paper of Concord, it will not institute against or join any other person or entity in instituting against Concord, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         SECTION 6.09. LIMITED RECOURSE NATURE OF TRANSACTIONS. Each of the Borrower and the Valuation Agent hereby acknowledges and agrees that all transactions with Concord hereunder shall be without recourse of any kind to Concord. Concord shall have no obligation to pay any amounts owing hereunder unless and until Concord has received such amounts pursuant to the Financed Loans. In addition, each of the Borrower and the Valuation Agent agrees that Concord shall have no obligation to pay any amounts constituting fees, a reimbursement for expenses or indemnities (collectively, "Expense Claims") and such Expense Claims shall not constitute a claim against Concord (as defined in Section 101 of Title 11 of the United States Bankruptcy Code), unless or until Concord has received amounts sufficient to pay such Expense Claims pursuant to the Financial Loans and such amounts are not required to pay the commercial paper of Concord.

         SECTION 6.10. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same instrument.

         SECTION 6.11. SEVERABILITY. In the event any one or more of the provisions of this Agreement shall for any reason be held to be illegal or invalid, such illegality or invalidity shall not affect any other provisions of this Agreement, and this Agreement shall be construed and enforced as if such illegal or invalid provisions had not been contained herein.

         SECTION 6.12. SECTION TITLES. The section titles contained in this Agreement are for convenience of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement among the parties hereto.

         SECTION 6.13. ENTIRE AGREEMENT. This Agreement, including all Exhibits attached hereto or incorporated by reference therein constitutes the entire Agreement among the undersigned with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, both oral and written, with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      THE VALUATION AGENT:

                                      [VALUATION AGENT]


                                      By_______________________________________
                                      Name:
                                      Title:


                                      THE BORROWER:

                                      NHELP-1, INC.


                                      By_______________________________________
                                        Terry J. Heimes
                                        Vice President


                                      CONCORD:

                                      CONCORD MINUTEMAN CAPITAL
                                      COMPANY, LLC


                                      By_______________________________________
                                        Thomas J. Irvin
                                        Managing Director

                                   EXHIBIT A

                 FORM OF ADVANCE PERCENTAGE CALCULATION REPORT


         In accordance with the Valuation Agreement among [VALUATION AGENT], NHELP-1, INC. and Concord Minutemen Capital Company, LLC dated as of ________, _____, [VALUATION AGENT] has acted as Valuation Agent for purposes of preparing this Advance Percentage Calculation Report. Based upon the Portfolio Characteristics and the Advance Percentage Calculation Assumptions (both as defined therein), we hereby submit the following summary of our calculations:


Date of Report:
Date of Proposed Advance:
Cut-off Date for Portfolio Characteristics:

A.       Principal of loans                                             $

B.       Total Revenues                                                 $

C.       Total Expenses                                                 $

D.       Total Net Revenues (B - C)                                     $

E.       Present value of Net Revenues ("PV")                           $

F.       PV AS A % OF LOAN PRINCIPAL BALANCE (E / A),
           PLUS 100% ("MAXIMUM ADVANCE PERCENTAGE")                            %

                                   EXHIBIT B

                            FORM OF VALUATION REPORT

         In accordance with the Valuation Agreement among [VALUATION AGENT], NHELP-1, INC. and Concord Minutemen Capital Company, LLC dated as of _________, ____, [VALUATION AGENT] acted as Valuation Agent for purposes of preparing this Valuation Report. Based upon the Portfolio Characteristics and the Valuation Report Assumptions (both as defined therein), we hereby submit the following summary of our calculations.

Valuation Date:
Date of Report:
Cut-off Date for Portfolio Characteristics:

A.     Principal balance of loans                              $

B.     Total Revenues                                          $

C.     Total Expenses                                          $

D.     Total Net Revenues (B - C)                              $

E.     Present value of Net Revenues ("PV")                    $

F.     PV AS A % OF LOAN PRINCIPLE BALANCE (E / A), PLUS
       100% ("LOAN VALUATION PERCENTAGE")                               %

                                   EXHIBIT C

                      FORM OF REQUEST FOR VALUATION REPORT

[VALUATION AGENT]

_______________________________________

_______________________________________

_______________________________________

Attn.:_________________________________

[and, if requested by the Lender or the Agent:

NHELP-1, INC.
121 South 13 Street
Suite 301
Lincoln, NE 68508
Attn.:                ]

Ladies and Gentlemen:

     Pursuant to the terms of the Valuation Agent Agreement among [VALUATION AGENT], NHELP Trust Inc. (the "Borrower") and Concord Minutemen Capital Company, LLC (the "Lender") dated as of ______________, __, and in particular
Section 2.02(b) thereof, we hereby request that you provide us with a Valuation Report.

     [Such notice is also being provided at this time to the Borrower, in order that they can prepare the Portfolio Characteristics and other information required by you to compute the Aggregate Market Value and Liabilities.]

or, if requested by the Borrower:

    [The information required for you to prepare the Valuation Report, including the Portfolio Characteristics and other information required to compute the Aggregate Market Value and Liabilities is attached hereto.]

   In accordance with the terms of the Valuation Agent Agreement, please submit your report to us on or before [insert date], which is 30 days from the date this notice has been provided to you.

Sincerely,

[Concord Minuteman Capital Company, LLC], or

[Agent], or

[NHELP-1, INC.]







02-16403.01

                                   EXHIBIT D
                          INITIAL LOAN SERVICING FEES


I.       STUDENT LOANS SERVICED BY UNIPAC SERVICE CORPORATION



                                         STAFFORD, SLS               CONSOLIDATION
PER ACCOUNT SERVICING FEES               & PLUS LOANS                     LOANS

Enrolled                                $1.50 per month                 N/A
Grace                                   $3.20 per month                 N/A
Deferment                               $3.20 per month                 $3.75
Forbearance                             $3.20 per month                 $3.75
Repayment (Current)                     $3.20 per month                 $3.75
Repayment (more than 30 days past due)  $5.45 per month                 $6.00
Default claim filing                    $20 per claim filed             $20 per claim filed

II.      STUDENT LOANS SERVICED BY GREAT LAKES HIGHER EDUCATION SERVICING
         CORPORATION

                                                          STAFFORD, SLS
        PER ACCOUNTING SERVICING FEES                     & PLUS LOANS


Enrolled                                                 $1.45 per month
Grace                                                    $3.05 per month
Deferment                                                $3.05 per month
Forbearance                                              $3.05 per month
Repayment (Current; months 1 through 12)                 $3.23 per month
Repayment (Current; months 13+)                          $2.86 per month
Repayment (More than 30 days past due;
   months 1 through 12)                                  $3.55 per month
Repayment (More than 30 pays past due; months 13+)       $3.18 per month
Default claim filing                                     $15.90 per claim filed

                                    EXHIBIT C
                                   DRAW NOTICE


                    NHELP-I, INC. 1998 WAREHOUSING FINANCING
           WITH CONCORD MINUTEMEN CAPITAL COMPANY, LLC, AS THE LENDER
                                  DRAW NOTICE
                                   EXHIBIT C

Date:   [3 Business Days prior to date Advance is to be made]

In accordance with Section 2.02 of the Warehouse Loan and Security Agreement dated as of September 30, 1998 (the "Agreement"), by and among NHELP-I, Inc. (the "Borrower"), Norwest Bank Minnesota, National Association (the "Trustee") and Concord Minutemen Capital Company, LLC, the Borrower hereby requests an Advance in the amount and as of the date provided below. This request is accompanied by an Advance Percentage Calculation Report as required pursuant to
Section 3.02 of the Agreement.

Date of Borrowing                                                                                               _____________

Additional Borrowings/Rollover Amounts:
Total Required Additional Borrowings/Rollover Amounts as required
pursuant to Exhibit D of the Agreement                                                                          _____________

NEW BORROWINGS FOR THE FUNDING OF STUDENT LOANS:
Aggregate Amount of Student Loans to be Financed Principal                              _____________

Maximum Advance Percentage, as provided
in the Advance Percentage Calculation Report
for the most recently ended quarter                                          _______%

Requested Advance Percentage, not to exceed
the Maximum Advance Percentage provided above                                           _____________%


Amount of borrowing required for principal funding
  (Student Loan Principal multiplied by Requested Advance %)                            _____________
Amount of borrowing required for interest funding                                       _____________
Total Amount of New Borrowing                                                                                   =============


TOTAL BORROWINGS TO BE ADVANCED                                                                                 =============
(Sum of Additional Borrowings/Rollover Amounts and
Amount of New Borrowing, provided above)

If a Liquidity Advance, the requested Applicable
Liquidity Interest Rate                                                                 Not Applicable%
                                                                                        _______________
TEST OF FACILITY AMOUNT:
Total available Facility Amount                                                                                 500,000,000

Less the sum of:
Total outstanding Advances                                                              _______________
Total projected Yield due on all outstanding Advances                                   _______________
  Total outstanding Advances & Yield                                                                            ____________


Remaining facility amount                                                                                       ============


Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Please consider this proper authorization to transfer the Total Borrowings to be Advanced in the Amount noted above to the Collection Account held by the Trustee on [DATE OF BORROWING]. Pursuant to Article III of the Agreement, I hereby certify that NHELP-I, Inc. has met the Conditions precedent to all borrowings as required and as described in such section. I further certify that to the best of my knowledge and belief, the amounts provided above are accurate and complete.


                                 NHELP-I, Inc.



                                 ------------------------------------
                                 Terry J. Heimes, Vice President

                                    EXHIBIT D

                                 MONTHLY REPORT

                    NHELP-l Inc. 1998 Warehousing Financing
           with Concord Minutemen Capital Company, LLC, as the Lender
                                 Monthly Report
                                   Exhibit D

Calculation Date:   [4th Business Day preceding the end of each month]
Calculation Period: [Calendar month in which calculation date occurs]
Settlement Date:    [First Business Day of each month]
Collection Date:    [6th Business Day preceding the end of each month]


                                                                                   INTEREST          PRINCIPAL
                                                                                  COLLECTIONS        COLLECTIONS         TOTAL
                                                                                  -----------        -----------         -----
Collections:
Interest Payments received by Servicers                                           ___________        ___________        __________
Government Interest & Special Allowance Payments received (from DOE)              ___________        ___________        __________
Interest on Collection Account                                                    ___________        ___________        __________
Interest on Cash Reserve Account                                                  ___________        ___________        __________
Principal Payments received by Servicer                                           ___________        ___________        __________
Reimbursement of Origination Fees (DOE)                                           ___________        ___________        __________
Reimbursement of Guarantee Fees (guarantor or prior lender)                       ___________        ___________        __________
Adjustments & Misc.                                                               ___________        ___________        __________

Total Interest & Principal Collections received during the period from the
prior Collection Date to the current Collection Date occurring during this        ___________        ___________        __________
Calculation Period                                                                ===========        ===========        ==========

Required Additional Borrowings                                                                                          __________
TOTAL COLLECTIONS AND ADDITIONAL BORROWINGS                                                                             ==========

Payment Waterfall:
 1. Estimated Taxes payable prior to the next Settlement Date
 2. Accrued and unpaid Servicer Fees and Custodian Fees as of the prior
    Calculation Period                                                                                                  __________
 3. Accrued and unpaid Yield due and owing as of such Settlement Date                                                   __________
 4. Maturing Principal Amount of Advances which are due as the Settlement Date    ____________                          __________
    Borrower designated Principal Reductions or Additions                         ____________
      Total Net Rollover Amount of Advances                                       ____________
 5. Accrued and unpaid Liquidity Fees as of the current Calculation Period                                              __________
 6. Accrued and unpaid fees and expenses with respect to the Financed Loans as
    of the prior Calculation Period                                                                                     __________
 7. Accrued and unpaid Trustee Fees as of the prior Calculation Period                                                  __________
 8. Amounts necessary to restore the Cash Reserve Account to the Cash Reserve
    Requirement or amounts allowed to be withdrawn from the Cash Reserve Account                                        __________
 9. Accrued and unpaid Portfolio Administration Fees as of the current
    Calculation Period
10. Accrued and unpaid Valuation Agent Fees as of the current Calculation Period                                         __________
11. Amounts due for fees incurred in connection with the payment of Advances in
    excess of $10,000,000.                                                                                               __________
12. On the Settlement Date immediately following each Valuation Date, amounts
    Calculated pursuant to the provisions of Exhibit E, and as further directed
    by the Borrower                                                                                                      __________
Total Required Payments pursuant to Section 2.06(c) of the Agreement                                                     __________
                                                                                                                         ==========

As an authorized representative of NHELP-I, Inc., I hereby certify that to the best of my knowledge and belief the amounts provided above are accurate and complete as determined on the Calculation Date and in accordance with the provisions of the Warehouse Loan and Security Agreement dated as of September 30, 1998 (the "Agreement"), by and among NHELP-I, Inc., the Lender and Norwest Bank Minnesota, National Association.

Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.


                                                NHELP-I, Inc.


                                                -------------------------------
                                                Terry J. Heimes, Vice President


                                                Date:__________________________

                                   EXHIBIT E
          FORMS OF ASSET COVERAGE RATIO AND CASH RELEASE CERTIFICATE

                    NBELP-l, Inc. 1998 Warehousing Financing
           with Concord Minutemen Capital Company, LLC, as the Lender
                              Asset Coverage Ratio
                                   Exhibit E

Aggregate Market Value*:


         (i) Outstanding principal balance of Financed Loans, multiplied by the Loan Valuation Percentage
         (ii) Accrued and unpaid borrower interest, federal interest subsidies and special allowance payments
         (iii) Outstanding principal balance of Permitted Investments, including accrued and unpaid interest thereon
         (iv) Payments on Financed Loans or other assets received by the Servicer or the Borrower and not yet transferred to the Trustee
         (v)      The unamortized value of any prepaid expenses
         TOTAL AGGREGATE MARKET VALUE



Liabilities*:
         (i)      Facility Amount Advances
         (ii)     Accrued and unpaid Yield and Liquidity Fees
         (iii)    Any other accrued and unpaid fees:
                     (a)      Custodian Fees
                     (b)      Liquidity Fees
                     (c)      Servicing Fees
                     (d)      Trustee Fees
                     (e)      Portfolio Administration Fees
                     (f)      Other
                     Total Fees
         TOTAL LIABILITIES

         ASSET COVERAGE RATIO (TOTAL AGGREGATE MARKET VALUE/TOTAL LIABILITIES) %

* Certain summary reports have been attached providing detailed calculations for the amounts provided above, or are available upon request.


As an authorized representative of NHELP-I, Inc., I hereby certify that to the best of my knowledge and belief the calculation of the Asset Coverage Ratio is accurate and complete as determined on the Calculation Date and in accordance with the provisions of the Warehouse Loan and Security Agreement dated as of September 30, 1998 (the "Agreement"), by and among NHELP-I, Inc., the Lender and Norwest Bank Minnesota, National Association.

All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

                                            NHELP-I, Inc.

                                            ________________________________
                                            Terry J. Heimes, Vice President

                                            Date: __________________________

                    NHELP-I, Inc. 1998 Warehousing Financing
           with Concord Minutemen Capital Company, LLC, as the Lender
                        Form of Cash Release Certificate
                                   Exhibit E

   Calculation Date (Quarterly): [4th Business Day preceding the end of each
                 January 31, April 30, July 31, and October 31]
            Settlement Date following each Quarterly Valuation Date:
                   [February 1, May 1, August 1, November 1]


Corporate Trust Officer
Norwest Bank Minnesota, National Association
6th & Marquette
Minneapolis, MN

Pursuant to Section 2.06(c)(x) of the Warehouse Loan and Security Agreement dated as of September 30, 1998 (the "Agreement"), by and among NHELP-I (the "Borrower"), Norwest Bank Minnesota, National Association and the Lender, you are hereby instructed to release funds in the amount of $_____________ (the "Cash Release Amount") to be transferred to the Borrower or any other Person as directed by the Borrower (by wire transfer as directed by the Borrower) on the Settlement Date of__________. The Cash Release Amount is the amount of funds permitted to be withdrawn pursuant to Exhibit D to the Agreement and as further permitted by the calculation of the Asset Coverage Ratio, included herewith. Provided below is the calculation of the restated Asset Coverage Ratio following the withdrawal of the Cash Release Amount. Additionally, provided in connection with this Cash Release Certificate is the Asset Coverage Ratio and the Valuation Report. As an authorized representative of NHELP-I, Inc., I hereby certify that to the best of my knowledge and belief the calculation of the Cash Release Amount and the restated Asset Coverage Ratio are accurate and complete as determined on the Calculation Date; and I further certify that any transfer hereunder shall not result in an Event of Default or a required collateral call pursuant to the provisions of the Agreement.

All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.



  RESTATED ASSET COVERAGE RATIO:
  Total Aggregate Market Value
  Less: Permitted Cash Release Amount                          (        )
  Total Restated Aggregate Market Value

  Total Liabilities calculated pursuant to Exhibit _____

  RESTATED ASSET COVERAGE RATIO                                         %

  Required Release Ratio                                         101.25%



                                               NHELP-I, Inc.




                                               -------------------------------
                                               Terry J. Heimes, Vice President
                                               Date:______________

                                   EXHIBIT F

                         TRUSTEE'S FEE LETTER AGREEMENT

                           [NORWEST BANKS LETTERHEAD]






August 26, 1998




Mr. Terry J. Heimes
Vice President
NHELP, Inc.
1300 "O" Street
Lincoln, NE 68508


                               NHELP TRUST, INC.
                   1998 EDUCATIONAL LOAN WAREHOUSING FACILITY


Dear Mr. Heimes:

On behalf of Norwest Bank I am pleased to provide this fee letter to serve as Indenture Trustee and Eligible Lender Trustee on the referenced transaction. Norwest Corporate Trust Services appreciates its present relationship with NEBHELP and affiliates, and we value the opportunity to expand this relationship through this credit facility.

Norwest Corporate Trust Services' fee schedule relating to the 1998 Educational Loan Warehousing Facility are as follows:


          I.        INITIAL FEE:                            $4,500.00


          This fee covers all initial services in connection with acceptance of the Trust, including the examination and execution of the Trust agreement and all supporting documents, and establishing the necessary accounts and records. THIS FEE ALSO INCLUDES AN ENFORCEABILITY OPINION FROM IN-HOUSE LEGAL COUNSEL ASSOCIATED WITH REVIEW OF THE ORIGINAL DOCUMENTS. Should other opinions be required, notice will be given in advance concerning the billing of additional amounts. This is a one-time fee payable at closing.

          LEGAL EXPENSES INCURRED RELATING TO THE PREPARATION OF AMENDMENTS TO EXISTING GUARANTEE AGREEMENTS WILL BE BILLED TO NHELP AT COST.

     II.  ADMINISTRATION FEE:                $750.00 / MONTH

     For ordinary services of the Trustee typical of commercial paper facilities. This fee is payable monthly in arrears.

     Management and distribution fees are charged on all Mutual Fund sweep vehicles as disclosed in each individual prospectus. These fees are deducted from the yield of the fund before the yield to the investor is stated.

     III. ELIGIBLE LENDER TRUSTEE        1.0 BASIS POINTS PER ANNUM

     Eligible lender fees are compensation for the duties and responsibilities, as well as risks associated with the use of Norwest Bank's Department of Education Eligible Lender number. This fee is based on the number of loans outstanding utilizing Norwest Bank's Eligible Lender number. The fee is payable monthly.

     IV.  EXTRAORDINARY FEES

     Fees and expenses for extraordinary services will be billed as incurred including, without limitation, (i) losses and damages suffered in connection with any legal action brought against the Trustee, whether threatened or filed and whether settled or adjudicated, not resulting from the Trustee's negligence or willful misconduct, (ii) legal or other professional fees and expenses incurred or added administrative time involved in carrying out the Trustee's duties after an event of default or an event which, with the passage of time, would become an event of default; and (iii) legal or other fees incurred as a result of collection proceedings.


Finally, please note that this pricing and our commitment to serve as Trustee on this facility in contingent on final review and approval of the governing documents.

Mr. Heimes, again Norwest is pleased to provide this fee letter. I look forward to working with you on this transaction.


Sincerely,

/s/ Alan J. Spadine

Alan J. Spadine
Vice President

                                   EXHIBIT G


                  COPIES OF SERVICING AND CUSTODIAN AGREEMENTS

                           UNIPAC SERVICE CORPORATION
                        GUARANTEED STUDENT LOAN PROGRAM

                              SERVICING AGREEMENT

THIS AGREEMENT entered into and effective as of the 30th day of September, 1998, by and between UNIPAC SERVICE CORPORATION, a Nebraska corporation, Aurora, Colorado, herein referred to as "UNIPAC", and NHELP-I, INC. herein referred to as "NHELP".

     WHEREAS, UNIPAC is in the loan servicing business in the State of Colorado, and in the ordinary course of such business has processed and serviced loans to student/parent borrowers (the "Education Loans") which are made and guaranteed in accordance with the provisions of the Higher Education Act of 1965, as amended (the "Education Act") (references hereinafter to the "Education Act" include rules and regulations promulgated thereunder as in effect from time to time) including, but not limited to, the due diligence requirements established from time to time thereunder regarding the activities required to be performed by or on behalf of a lender with respect to delinquent or defaulted loans, including the requirements set forth in 34 C.F.R. Section 682.411 (the "Due Diligence Requirements"); and

     UNIPAC has developed and/or has available to it the systems and services to enable it to process and service Education Loans in accordance with (i) the Education Act; and (ii) the rules, regulations and requirements of any entity authorized under the Higher Education Act to guarantee the Education Loans that UNIPAC and NHELP mutually agree as the guarantor of the Education Loans owned by NHELP and serviced by UNIPAC pursuant to this Agreement (each a "Guarantor" and the rules, regulations and requirements of such Guarantor being hereafter called the Regulations); and

     NHELP in the ordinary course of its business acquires Education Loans; and

     NHELP desires to retain UNIPAC to process and service certain of its Education Loans.

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

     1.   TERM.

     1.1 The term of the Agreement shall be from the date of this Agreement for a period of five (5) years ("Initial Term") with respect to certain of NHELP's Financed Loans that are funded with advances made pursuant to that certain Warehouse Loan and Security Agreement dated as of September 30, 1998 (the "Loan Agreement"), among NHELP, Norwest Bank Minnesota, National Association (the "Trustee") and Concord Minutemen Capital Company, LLC, including its assigns and successors, ("Concord"), (the "Finance Loans") subject to earlier termination as provided for in Section 15. This Agreement may be renewed for an additional five
(5) year term ("Additional Term") provided, (a) NHELP gives written notice not less than Ninety (90) days and not more than One Hundred Twenty (120) days prior to expiration of the Initial Term to UNIPAC of its intent to renew and (b) after delivery of such notice and prior to expiration of the Initial Term, UNIPAC and NHELP mutually agree on the fees to be charged pursuant to Section 8 hereof for the services to be provided by UNIPAC during the Additional Term. Upon expiration of the Initial or Additional Terms of this Agreement, all terms and conditions

                                 -CONFIDENTIAL-
                            PROPRIETARY PROPERTY OF
                           UNIPAC SERVICE CORPORATION
of this Agreement (except for the fees to be charged pursuant to Section 8 hereof for the services to be provided by UNIPAC, which shall be subject to redetermination by UNIPAC as provided below) shall continue on a month to month basis until such time that either party may terminate this Agreement, with or without cause, upon Sixty (60) days' prior written notice to the other party. Should this Agreement continue in force on a month to month basis after expiration, UNIPAC reserves the right to, at any time, increase, decrease, modify and/or change the Service Fee as provided for in Section 8 and Schedule A attached hereto, in such manner as UNIPAC may determine upon Sixty (60) days' prior written notice to NHELP.

     1.2 (a) Upon the termination of this Agreement, UNIPAC shall turn over to NHELP all Financed Loan files complete with all information contained therein and all current computer information on the Financed Loans under service pursuant to this Agreement in such form or fashion as NHELP shall reasonably specify. At such deconversion, a fee of $12.00 per account plus any other reasonable expenses incurred in connection with the transfer of such files and other information shall be paid by NHELP.

(b) UNIPAC and NHELP specifically agree that the format used to transfer NHELP's data contains confidential and proprietary trade secret information which is the exclusive property of UNIPAC. UNIPAC and NHELP agree, however, that all aspects of the underlying computer program, algorithms, methods of processing, specific design and layout, report format, and the unique processing techniques and interactions of the various aspects of UNIPAC's computer program are trade secrets of, proprietary to, and owned exclusively by UNIPAC. The confidentiality provisions of this Section 1.2(b) shall survive any termination or expiration of this Agreement. NHELP covenants and agrees to keep confidential all such information, processes, designs, layouts, and ideas described in this Section 2(b) and all Trade Secrets (as defined in Section 11 below and, collectively with the information described in this Section 2(b), the "UNIPAC Proprietary Information") and to disclose UNIPAC Confidential Information only with the prior written consent of UNIPAC. Notwithstanding the foregoing, NHELP shall be permitted (without UNIPAC's prior consent) to disclose UNIPAC Proprietary Information to any third party lender or credit provider that has an interest in the Education Loans serviced by UNIPAC hereunder or for whose benefit any such loans are pledged as collateral to secure obligations of NHELP (each a "NHELP Lender"), provided that, prior to such disclosure, such NHELP Lender delivers to NHELP (for the benefit of UNIPAC) its written acknowledgment of the proprietary nature of the UNIPAC Proprietary Information and its agreement to keep such information confidential and executes a UNIPAC non-disclosure agreement. The specific data contained in any reports or computer printouts produced by UNIPAC shall not constitute UNIPAC Proprietary Information and all such data is and shall remain the exclusive property of NHELP.

     1.3 NHELP shall have the right to transfer and assign all rights under this servicing agreement to any affiliate, trustee or other party of interest, including, but not limited to one or more NHELP Lenders, for the purpose of securing servicing arrangements for student loans financed through the issuance of debt instruments or other financing arrangements.

     2. DELIVERY OF FINANCED LOANS FOR SERVICING AND COLLECTION. Subject to UNIPAC's scheduling requirements, NHELP may from time to time deliver or cause to be delivered to UNIPAC, Financed Loans with respect to which loan processing has been completed and loan proceeds have been disbursed to the student/parent borrowers prior to the date of delivery to be serviced pursuant to the terms of this Agreement. NHELP shall transmit to UNIPAC all such loan documentation as required by UNIPAC to enable it to service the Financed Loans as provided herein.

3. SERVICING OF FINANCED LOANS. Upon acceptance of any Financed Loan into UNIPAC's computer system and after the sale date (if applicable) of the Financed Loan to NHELP, UNIPAC shall service such Financed Loan in accordance with the Education Act, the Regulations, and except to the extent contrary to the Education Act or the appropriate Regulations, in accordance with the provisions of this Agreement, including the following:

     (a) UNIPAC shall take all steps necessary to maintain the insurance on Financed Loans in full force at all times.

     (b) UNIPAC shall prepare and mail directly to the student/parent borrower all required statements, notices, disclosures and demands.

     (c) UNIPAC shall retain records (tracked by Financed Loan) of contacts, follow-ups, collection efforts and correspondence regarding each Financed Loan.

     (d) UNIPAC shall maintain books of account which shall reflect for each Financed Loan all transactions related thereto, including, but not limited to, accounting for all payments of principal and interest upon such Financed Loans.

     (e) UNIPAC shall process all deferments and forbearances.

     (f) UNIPAC shall process all address changes and update address changes accordingly.

     (g) UNIPAC shall retain all documents received by UNIPAC pertaining to each Financed Loan.

     (h) When necessary and allowable by the Education Act, UNIPAC shall take all steps necessary to file a claim for loss with Guarantor, and shall be responsible for all communication and contact with that agency necessary or appropriate to accomplish the same.

     (i) UNIPAC shall provide a Lender's Manifest of Financed Loans on all new accounts, accounts paid in full or converted to repayment, and provide any other information required by Guarantor.

     (j) UNIPAC shall process and add to the UNIPAC Servicing System repurchased loans from the Guarantor as required by the Regulations or upon the request of NHELP. The Repurchase Fee as provided in Schedule A shall apply. This fee will be waived if such repurchase is due to a UNIPAC servicing error or violations by UNIPAC of the Due Diligence Requirements.

     (k) UNIPAC shall provide such other services as UNIPAC customarily provides and deems appropriate or as shall be necessary to maintain at all times the eligibility under the Education Act and the Regulations of the Education Loans for all subsidies, benefits, guarantees and insurance payments.

     4. ADDITIONAL SERVICING ACTIVITIES. At NHELP's request UNIPAC agrees to perform additional servicing activities not required under the terms of this Agreement for those Financed Loans transferred to UNIPAC which have not been previously serviced in accordance with the Education Act and Regulations, and which require additional servicing activity to attempt to maintain or reinstate the loans' principal and interest guarantee from the Guarantor ("Cure Procedures"). UNIPAC, utilizing Cure Procedures approved by the Guarantor, will use its best efforts to cure all defects caused by NHELP. UNIPAC makes no representation or warranty that the guarantee on each Financed Loan will be reinstated regardless of UNIPAC following the Cure Procedures as approved by the Guarantor. NHELP agrees to pay UNIPAC those fees for Cure Services described in Schedule A under the topic entitled "Additional Servicing Activity".

     5. PORTFOLIOS SUBJECT TO REJECTION BY UNIPAC. NHELP acknowledges that certain loan portfolio types pose a risk of financial hardship for UNIPAC to service under this Agreement. UNIPAC may in its discretion, prior to placing such loans in the UNIPAC system, reject certain loans or loan portfolios ("Rejected Loans"). UNIPAC shall provide NHELP with reasonable advance notice as to any Rejected Loans which UNIPAC declines to place on its system. UNIPAC shall have no right to reject or decline loans after the loans are transferred to the UNIPAC system.

     6. REPORTS TO NHELP. (a) On or before the 15th day of each month, unless some other time is provided herein, UNIPAC shall prepare and deliver to NHELP, or to such other person as NHELP may designate, the following reports with respect to activity during the preceding month:

     (i) As of the last day of each month, an unaudited statement, in reasonable detail, of all transactions during that month on Financed Loans serviced by UNIPAC for NHELP;

     (ii)   Processing Status Report (daily);

     (iii)  Check Register (daily);

     (iv)   Posting Ledger (daily/monthly);

     (v)    Statistical Report (monthly);

     (vi)   Loan ledger/Alpha Report (monthly);

     (vii)  Guarantor Manifest (monthly);

     (viii) Delinquency Report (daily/monthly);

     (ix)   Claims Activity Report (monthly).

     NHELP shall receive at no cost one copy of each of the foregoing reports. UNIPAC will provide extra copies at the request of NHELP. NHELP shall reimburse UNIPAC its cost in producing such extra copies.

     (b) UNIPAC will provide to NHELP; (i) as soon as available and in any event within 120 days after the end of each fiscal year, copies of consolidated financial statements for it and its subsidiaries prepared in accordance with generally accepted accounting principles, duly certified by independent certified public accountants of recognized standing selected by UNIPAC, including consolidating statements, which shall set forth therein or in the footnotes thereto UNIPAC's estimate of the amount of losses which could be incurred from known and potential errors on Education Loans currently serviced by UNIPAC, as well as the amount charged off or expensed for such losses during the year; (ii) on annual basis within ten (10) days after receipt thereof, copies of SAS 70 reports and any other annual compliance audit required by the Education Act; and (iii) to the extent not provided in (i) and
(ii) above on an annual basis, its error rate in complying with the Due Diligence Requirements as such error rate is determined by the annual compliance audit referred to in clause (b) hereof.

     (c) NHELP covenants and agrees to keep confidential all financial statements and other information provided to it pursuant to Section 7(b) (collectively, "UNIPAC Financial Information") and to disclose UNIPAC Financial Information only with the prior written consent of UNIPAC. Notwithstanding the foregoing, NHELP shall be permitted (without UNIPAC's prior consent) to disclose UNIPAC Financial Information to any NHELP Lender, provided that, prior to such disclosure, such NHELP Lender delivers to NHELP (for the benefit of UNIPAC) its written acknowledgement of the proprietary nature of the UNIPAC Financial Information and its agreement to keep such information confidential by execution of a UNIPAC non-disclosure agreement.

     7. INTEREST COMPUTATION. UNIPAC shall provide on a quarterly basis statistical data for the computation of interest and special allowance billable to the U.S. Department of Education for NHELP's Financed Loans. Data will be computed commencing with the date Financed Loans appear on the records of UNIPAC.

     8. SERVICE FEE TO UNIPAC.

     (a) NHELP shall pay to UNIPAC, but solely from moneys on deposit in the Collection Account held pursuant to the Loan Agreement, within fifteen
          (15) days of billing statement, for and in consideration of the services performed by UNIPAC hereunder for the preceding month, the fee provided for in Schedule A of this Agreement, as follows:

          (i) The Servicing Fee shall be as described in Schedule A of this Agreement which is attached hereto and incorporated herein by this reference.

     (b) In the event Servicing Fees are not paid within Forty-Five (45) days of the billing statement, (except in the event NHELP has a bona fide dispute with the accuracy of said billing statement), NHELP agrees UNIPAC will have the following rights to (a) withhold reports otherwise due; (b) impose a late charge of one and one-half percent
          (1 1/2%) per month against the entire outstanding balance of the account including any prior late charge; and (c) terminate services without notice if nonpayment persists for sixty (60) days from billing or more.

     (c) The parties agree that should UNIPAC be required to make system wide substantive or material changes to its current lender servicing practices or servicing system due to changes to the Education Act, or Regulations or to other costs beyond UNIPAC's control, UNIPAC may renegotiate the Servicing Fees with NHELP to reasonably reflect the financial impact on UNIPAC due to these events at any time during the term of this Agreement.

     9. LOAN PAYMENTS. Student/parent borrowers will make all loan payments to a third party lockbox established by UNIPAC. All cash receipts will be remitted daily to the

Trustee or as NHELP may otherwise reasonably request. UNIPAC shall not be entitled to any lien or charge on, or right to set off against any Financed Loans or proceeds therein coming into its possession or otherwise.

     10. DISCLOSURE OF INFORMATION. All data, information, records, correspondence, reports or other documentation received by UNIPAC pursuant to this Agreement from NHELP or the school which the student attended or from the student/parent borrower, or prepared and maintained by UNIPAC in the course of its activities under this Agreement shall be released or divulged only to NHELP, or with respect to information or documents relating to a particular student/parent borrower, to that student/parent borrower, or to such other parties as UNIPAC may be directed in writing by NHELP or such student/parent borrower.

     11. INTELLECTUAL PROPERTY PROTECTION. Notwithstanding anything in this Agreement to the contrary, it is the express intention of the parties to this Agreement that all right, title and interest of whatever nature in UNIPAC's user manuals, training materials, all computer programs, routines, structures, layout, report formats, together with all subsequent versions, enhancements and supplements to said programs, all copyright rights (including both source and object code) and all oral or written information relating to UNIPAC's programs conveyed in confidence by UNIPAC to NHELP pursuant to this Agreement which is not generally known to the public and which give UNIPAC an advantage over its competitors who do not know or use such information (hereinafter collectively referred to as "Trade Secrets"), and all other forms of intellectual property of whatever nature is and shall remain the sole and exclusive property of UNIPAC.

     12. INQUIRIES; INSPECTIONS. (a) UNIPAC shall answer all inquiries received by it (including, but not limited to, from NHELP Lenders) pertaining to Financed Loans, school status or refunds, and NHELP shall cooperate to the extent necessary to gather the information needed to answer such inquiries. Such inquiries may be referred to the school which the Student Borrower attended or is attending, if necessary. UNIPAC shall have no responsibility for any disputes between student/parent borrowers and schools regarding tuition, registration, attendance, or quality of education/training.

(b) NHELP, any of NHELP's Lenders or any of their respective designated representatives may at any time during UNIPAC's regular business hours examine, at its or their sole cost and expense, the records which UNIPAC maintains on the Education Loans serviced by UNIPAC hereunder.

     13. AGENT AUTHORIZATION. NHELP hereby authorizes UNIPAC to act on behalf of and as NHELP's Agent in the servicing of certain of NHELP's Financed Loans. Such authorization will include but not be limited to all correspondence and liaison necessary with Guarantor regarding NHELP's Financed Loans, assignment of claims to Guarantor and any/or all other communications, correspondence, signatures or other acts appropriate to service NHELP's Financed Loans in accordance with the Education Act and/or Regulations.

     14. LIABILITY OF UNIPAC. UNIPAC assumes no responsibility or liability for failure of NHELP to exercise reasonable care and due diligence and the results thereof, in making or servicing a Financed Loan prior to placing of the Financed Loan on UNIPAC's system and prior to the date NHELP holds ownership of the Financed Loan. UNIPAC also assumes no liability for the failure of any student/parent borrower to repay his or her loan, nor the failure of the United States government to pay any principal, interest, subsidy or special allowance, nor for the failure of Guarantor to make payment of any principal and/or interest on any of NHELP's Financed Loans. UNIPAC shall not be responsible for consequences of unreasonable acts of any Guarantor. In the event UNIPAC shall take any action or fail to take any action which causes any Financed Loan in NHELP's portfolio to be denied the benefit of any applicable guarantee, UNIPAC shall have a reasonable time to cause the benefits of the guarantee to be reinstated. If the guarantee is not reinstated within twelve (12) months of denial by Guarantor, UNIPAC shall pay NHELP an amount equal to the outstanding principal balance plus all accrued interest and other fees due on the Education Loan to the date of purchase ("Reimbursed Education Loan"), up to the amounts the applicable Guarantor would have paid under the Education Act, as amended and the Regulations (as well as the Guarantor's reinsurance agreement with the U.S. Secretary of Education), but for the action or inaction of UNIPAC relating to servicing errors of UNIPAC, and thereupon UNIPAC shall be authorized by NHELP, without limitation, the right to collect on the Reimbursed Education Loan, the right to federal subsidies otherwise entitled to NHELP, and agency authorization to utilize litigation in its collection efforts. For any Reimbursed Education Loan for which the guarantee is fully reinstated by Guarantor, NHELP shall pay UNIPAC an amount equal to the then outstanding principle balance plus all accrued interest due thereon, up to the amounts the applicable Guarantor would have paid under the Education Act, as amended and the Regulations (as well as Guarantor's reinsurance agreement with the U.S. Secretary of Education), but for the servicing errors of UNIPAC, whereupon the aforementioned authorization of UNIPAC shall terminate.

     15. TERMINATION OPTION. If at any time during the term of this Agreement either party refuses or fails to perform in a material fashion any portion of this Agreement, and fails or refuses to correct said action or lack of action within Thirty (30) days after receipt of written notice, the other party may, upon an additional Thirty (30) days' written notice to NHELP, the NHELP Lender and the Trustee, terminate this Agreement, but only so long as a Servicer has been appointed pursuant to the terms of the Loan Agreement.

     16. INDEMNIFICATION. NHELP shall indemnify and hold UNIPAC harmless from and against all claims, liabilities, losses, damages, costs and expenses (including reasonable attorney's fees)("Losses") asserted against or incurred by UNIPAC as a result of UNIPAC complying with any instruction or directive by NHELP and UNIPAC shall in like manner indemnify NHELP for any miscompliance with any such instruction or directive by UNIPAC.

     17. STATUTE OF LIMITATIONS. Any action for the breach of any provisions of this Agreement shall be commenced in accordance with any limitation on actions for contracts under Nebraska law.

     18. THIRD PARTY BENEFICIARIES. The parties hereto acknowledge and agree that Concord, the NHELP Lenders and the Trustee shall be third party beneficiaries of this Agreement with the power and right to enforce the provisions of this Agreement against the parties hereto and that a security interest in the Financed Loans has been granted to the Trustee, the NHELP Lenders and Concord pursuant to the terms of the Loan Agreement. In the event that either Concord, the NHELP Lenders or the Trustee become the assignee or successor of NHELP (under the circumstances contemplated in the Loan Agreement) and, as such assignee or successor of NHELP, enforces this Agreement against UNIPAC, Concord, and the NHELP Lenders or the Trustee shall succeed to the duties and obligations of NHELP under this Agreement.

     19. NOTICES. All notices or communications by one of the parties hereto to the other shall respectively be addressed as follows: UNIPAC Service Corporation, 3015 South Parker Road, Suite 400, Aurora, Colorado 80014 and NHELP-I, Inc., 121 South 13th Street, Suite 301, Lincoln, Nebraska 68508, or to such other address as may be indicated from time to time by one of the parties to the other party. Except as otherwise expressly provided, any notice shall have been deemed to have been given upon mailing thereof when mailed by registered or certified mail, and upon receipt in every other case.

     20. GOVERNING LAW. This Agreement is executed and delivered within the State of Nebraska, and the parties hereto agree that is shall be construed, interpreted and applied in accordance with the internal laws of that State without reference to its conflicts of law principles, and that the courts and authorities within the State of Nebraska shall have sole jurisdiction and venue over all controversies which may arise with respect to the execution, interpretation and compliance with this Agreement.

     21. CHANGES IN WRITING. This Agreement, including this provision hereof, shall not be modified or changed in any manner except only by a writing signed by all parties hereto.

     22. SEVERABILITY. In the event a court of competent jurisdiction finds any of the provisions of this Agreement to be so overly broad as to be unenforceable or invalid for any other reason, it is the parties' intent that such invalid provisions be reduced in scope or eliminated by the court, but only to the extent deemed necessary by the court to render the provisions of this Agreement reasonable and enforceable.

     23. PERSONS BOUND. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns.

     24. ASSIGNMENT. Except as provided in Section 1.3 hereof, this Agreement shall not be assigned by either party without the prior written consent of the other party which consent shall not be unreasonably withheld.

     25. TITLES. The titles used in this Agreement are intended for convenience and reference only. They are not intended and shall not be construed to be a substantive part of this Agreement or in any other way to affect the validity, construction or effect of any of the provisions of this Agreement.

     26. WAIVER. The waiver of failure of either party to exercise in any respect any right provided for herein shall be in writing, and shall not be deemed a waiver of any further right hereunder.

     27.  CONTINUITY OF LOAN SERVICING.

     27.1 In the event NHELP desires to sell any of its Financed Loans, NHELP shall sell the Financed Loans, subject to this Agreement, to a lender also maintaining an agreement with UNIPAC, in order for the sale to cause no disruption in service, or change in UNIPAC for the Borrower. If NHELP elects for any reason to remove from the servicing system of UNIPAC all or any of the Financed Loans that NHELP now owns or hereafter acquires, NHELP shall give UNIPAC written notice of such election at least Ninety (90) days prior to the date NHELP intends to remove such Financed Loans. NHELP hereby grants to UNIPAC or its designee the option then to purchase from NHELP all or any portion of the Financed Loans that NHELP owns on any date selected by UNIPAC prior to such removal, at a purchase price equal to the fair market value of the Financed Loan(s) as established by third party certification on the date of purchase. UNIPAC's option to purchase may be exercised by sending written notice thereof to NHELP within ninety (90) days after UNIPAC's receipt of NHELP's notice of election to remove Financed Loans from the UNIPAC servicing system. The option to purchase referred to above shall not apply or be available to UNIPAC in the event UNIPAC terminates the servicing agreement for any reason other than non-payment of servicing fees applicable under this Agreement.

   27.2 Section 27.1 will not apply in (i) the event of UNIPAC breach or default, (ii) with respect to a sale of the Financed Loan to a holder of other loans for the same borrower, or (iii) upon a sale of a Financed Loan by the Trustee if an Event of Default has occurred under the Loan Agreement.

   27.3 The intent of this Section 27 is to assure that every Financed Loan will remain with UNIPAC for servicing for the life of the loan.

   27.4 The foregoing provisions of this Section 27 are and shall at all times remain subordinate and inferior to the rights and interests of any NHELP Lender in the Education Loans of NHELP and, in the event of a foreclosure of ownership of the Education Loans of NHELP pursuant to any security interest held for the benefit of an NHELP Lender, the foregoing provisions shall terminate and shall have no force or effect.

   28. REMOVAL FEE. Should NHELP remove any of its Financed Loans from the UNIPAC system prior to a scheduled termination or breach of this Agreement, NHELP agrees to pay to UNIPAC a removal fee of Fifteen Dollars ($15.00) per loan transferred off the UNIPAC computer system. This removal fee shall be exclusive of those charges described in Section 1.2 of this Agreement.

   29. FORCE MAJEURE. The foregoing provisions of this Agreement are subject to the following limitation: If by reason of a force majeure UNIPAC is unable in whole or in part to carry out any agreement on its part herein contained, UNIPAC shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God; acts of public enemies; insurrections; riots; landslides; earthquakes; fires; storms; droughts; floods; explosions.

UNIPAC shall at all times during the term of this Agreement, maintain a business continuance or disaster recovery plan. NHELP and Concord shall have the right to inspect such plan at any time upon request by NHELP.

   30. HIRING. NHELP agrees that during the term of this Agreement and any extensions or renewals thereof, and for one year thereafter, NHELP shall not solicit for hire, or knowingly allow its employees to solicit for hire, any employees of UNIPAC.

   31. ENTIRE AGREEMENT. This is the entire and exclusive statement of the Agreement between the parties, which supersedes and merges all prior proposals, understandings and all other agreements oral and written, between the parties relating to this Agreement.

   32. CONSENTS AND APPROVALS. The parties acknowledge that this Agreement is subject to certain consents and approvals from Concord and that the Education Loans of NHELP being serviced hereunder shall in part be pledged as collateral security to or for the benefit of NHELP Lenders. The parties consent to the pledge of such Education Loans as collateral security and agree that, after any assignment, transfer or foreclosure of ownership of the Education Loans pursuant to such collateral security arrangements, an NHELP Lender shall, without further action or approval from UNIPAC, succeed to the rights and obligations of NHELP under this Agreement (except those obligations in Section 27 above) in respect of the transferred Education Loans. In addition, subsequent to the execution of this Agreement, the parties shall use their best efforts in good faith to obtain any required consents and approvals; provided however, that the parties shall amend or modify this agreement to the extent necessary to obtain any required consent or approval.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                        UNIPAC SERVICE CORPORATION

                                        By: /s/ Edward P. Martinez
                                            ---------------------------

                                        Name: Edward P. Martinez

                                        Title: Senior Vice President

                                        Date: September 30, 1998


                                        NHELP-I INC.

                                        By: /s/ Terry J. Heimes
                                            ---------------------------

                                        Name: Terry J. Heimes

                                        Title: Vice President

                                        Date: September 30, 1998

-------------------------------------------------------------------------------
                                  SCHEDULE "A"
-------------------------------------------------------------------------------

A.  Conversion Fee.

    Five Dollars ($5.00) per account acquired by NHELP and added to the UNIPAC Servicing System during the period of time the borrower is in school. For periods of time other than when the borrower is in school, the fee will be Ten Dollars ($10.00) per account. Notwithstanding the foregoing, no fee will be assessed for the first twenty thousand Financed Loans converted to UNIPAC for full servicing after execution of this Agreement. All on-system conversions to or from a full service client of UNIPAC will be performed at no charge to NHELP.

    Notwithstanding the foregoing, should any portfolio present an "Extraordinary Conversion", requiring additional conversion services materially beyond that customarily provided for a normal acquisition of Financed Loans, then NHELP agrees to pay a conversion fee mutually agreed to between NHELP and UNIPAC.

    For purposes of this Agreement, whether a portfolio presents an Extraordinary Conversion shall be determined after the data analysis, and file review, have been conducted of the portfolio by UNIPAC. Factors to consider in determining whether a portfolio presents an Extraordinary Conversion are as follows:

    1.  Unprocessed data.

    2.  Degree to which the conversion may be automated versus manual.

    3. Integrity of the documentation. Are the files complete? Does the data match the file content?

    4.  Presence of backlogged processing in the portfolio

    5. Whether prior servicing had substantial noncompliance with the Education Act and Regulations.

    After consideration of the foregoing factors, NHELP and UNIPAC agree to come to mutual agreement at the beginning and once again at the end of the conversion of a particular portfolio as to whether they need to negotiate a mutually agreeable conversion fee.

B.  Monthly Servicing Fee - GSL (Stafford) Loans in School Status.

    One Dollar and Fifty Cents ($1.50) per in-school account per month.

C. Monthly Servicing Fee - GSL (Stafford, PLUS, SLS) Loans in Other Than School Status.

    Three Dollars and Twenty Cents ($3.20) per account per month.

D.  Consolidation Loans.

               Three Dollars and Seventy-Five Cents ($3.75) per account per month.

          E.   Billing for Servicing Fees.

               The full monthly servicing fee shall be paid commencing with the calendar month an account is disbursed on or converted to the UNIPAC system.

          F.   Additional Servicing Activity.

               Thirty-Five Dollars ($35.00) per Financed Loan referred for such cure services, plus ten percent (10%) of all sums made eligible for reinstatement of guarantee (including principal, interest and special allowance) as a result of successful performance of the Cure Procedures required by Guarantor. (This fee shall not apply to loans that have lost their guarantee due to an error or omission of UNIPAC.)

          G.   Delinquency Fee.

               A surcharge of Two Dollars and Twenty-Five Cents ($2.25) for each account thirty (30) or more days past due through date of claim payment by Guarantor, or until account becomes current.

          H.   Appeal Fee.

               A fee of Ten Dollars ($10.00) per month per account will be assessed for UNIPAC to research and appeal accounts which are rejected or returned by the guarantor due to acts, errors or omissions that occurred on the account prior to servicing by UNIPAC.

          I.   Minimum Monthly Fee.

               There will be a minimum monthly fee of Seven Hundred and Fifty Dollars ($750.00) per month.

          J. Repurchase Fee. Twenty Dollars ($20.00) per account repurchased from the Guarantor and added to the UNIPAC Servicing System.

          K. Removal Fee. Loans transferred off the UNIPAC Servicing System prior to termination of this Agreement will be assessed a fee of Fifteen Dollars ($15.00) per account.

          L. Deconversion Fee. Loans transferred off the UNIPAC Servicing System on or after termination of this Agreement will be assessed a fee of Twelve Dollars ($12.00) per account.

          M. PLUS (or Other Loan) Loan Credit Checks. Fees for obtaining a credit bureau report and evaluation will be Two Dollars and Fifty Cents ($2.50) per loan application. An additional fee of Fifty Cents ($.50) will be charged for those applications in which written authorization must first be obtained prior to pulling a credit bureau report

          N.   Other Services

               For services requested by NHELP that are beyond the scope of those described in this Agreement, the fees shall be as quoted and mutually agreed in accordance with the following guidelines:

               (1) Supplies             Cost
               (2) Training             $40.00 per hour
               (3) Programming          $70.00 per hour
               (4) Consulting           $80.00 per hour

               Projects and services of this type shall be provided only after request by NHELP and after time and total cost estimate is provided by UNIPAC.

          O.   Legal Opinions

               Cost of the opinion.

                    GREAT LAKES HIGHER EDUCATION CORPORATION

                        STUDENT LOAN SERVICING AGREEMENT


THIS AGREEMENT, is made as of September 30, 1998, between the GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION ("Great Lakes"), a non-profit corporation, and NHELP-I, INC., (the "Lender"), Lender #833501, an eligible institution engaged in providing loans ("Loans") to students and parents under Title IV, Part B of the Higher Education Act of 1965, as amended (hereinafter the "Act").

                              W I T N E S S E T H:

WHEREAS, Great Lakes has established a program for originating and servicing Loans under the Act; and

WHEREAS, the Lender desires that Great Lakes service certain Loans which are made or purchased by the Lender with advances made pursuant to that certain Warehouse Loan and Security Agreement dated as of September 30, 1998 (the "Loan Agreement") among the Lender, Norwest Bank Minnesota, National Association (the "Trustee") and Concord Minutemen Capital Company LLC (including its assigns or successors "Concord"), and which are covered by the Act, according to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and the terms and conditions set forth herein, the Lender agrees as follows:

1. LOANS TO BE SERVICED. Great Lakes and the Lender agree that Great Lakes shall service all Loans covered by the Act which are made or purchased by the Lender pursuant to the terms of the Loan Agreement and which are guaranteed by Great Lakes Higher Education Guaranty Corporation ("GLHEGC"), and which are submitted to Great Lakes by the Lender and accepted by Great Lakes for servicing.

2.   GREAT LAKES' DUTIES AS SERVICER.

     (a) Great Lakes as servicer of the Loans shall perform all of the Lender's obligations as holder of Loans as required by the Act and all regulations issued by the U.S. Department of Education or by GLHEGC to implement the Act. Great Lakes shall have full power to sign and act on the Lender's behalf as the Lender's agent in all transactions with borrowers serviced hereunder. Lender does hereby authorize, constitute and appoint Great Lakes on its behalf and as its attorney in fact, to endorse those promissory notes for which a claim has been filed with the Guarantor. Great Lakes will carry out its responsibilities hereunder in a diligent and lawful manner.

     (b) Great Lakes shall complete all forms and reports required by the U.S. Department of Education and by GLHEGC as guarantor of the Loans.

     (c) Great Lakes shall prepare a "Lender's Request for Payment of Interest and Special Allowance" to be used in billing the U.S. Department of Education (the "Department") for interest and the special allowance for all eligible loans on a quarterly basis. If requested by Lender, Great Lakes agrees to submit the billing to the Department within 30 days following the last day of each quarter (March 31, June 30, September 30, December 31).

     Great Lakes shall accrue and capitalize interest on those Loans not eligible for interest subsidy.

     (d) Great Lakes shall verify the current status of all borrowers not less often than annually through direct contact with each borrower to ensure correct amount information. Great Lakes shall also seek to verify the borrower's status by direct or indirect contact with educational institutions.

     (e) Great Lakes shall respond to all borrower inquiries in a prompt, courteous and thorough manner.

     (f) When a Loan becomes due for repayment, Great Lakes shall prepare a payment schedule and disclosures statement and mail it to the borrower for signature(s). Prior to the first payment due date, repayment coupons will be prepared and sent to the borrowers.

     (g) Great Lakes shall post to the borrower's account all payments of principal, interest and other charges. The day after receipt, Great Lakes will initiate an ACH transfer of all collections to an account established by the Lender.

     (h) Great Lakes shall provide reports to the Lender of all monetary transactions as well as periodic summary and account information as required in the "Lender Service Manual" including such items as:

          (1) A "monetary transactions journal" including a detailed report to support all cash transactions processed;

          (2) A monthly "portfolio status report" including a listing of each account with key activity and performance data;

          (3)  A monthly listing of delinquent accounts; and

          (4) A quarterly report of billings to the U.S. Department of Education for interest and special allowances.

     (i) Great Lakes shall automatically credit the Lender's account whenever a borrower overpays an account by less than $5.00, and the Lender, at its discretion, can reimburse the borrower. When the overpayment is more than $5.00, Great Lakes shall remit the overpayment directly to the borrower. When a borrower's balance owing is less than $10.00, Great Lakes may, at its discretion, write-off the balance.

     (j) Great Lakes shall handle all required borrower contact functions and shall meet all servicing "due diligence" requirements, as that term is used under the Act. Such functions include, for example, skip tracing, contacting delinquent borrowers, handling borrower's requests for extensions or deferments and preparing and processing default claims, including death, disability and bankruptcy.

     (k) Great Lakes agrees to prepare and submit all papers and documents necessary to strictly follow reimbursement procedures specified in the guarantor's Common Manual upon default of borrower and further agrees to promptly remit proceeds to Lender upon receipt from the guarantor.

     (l) Great Lakes shall capture and retain a copy of all purchased promissory notes and supporting documentation on its image system and shall store a backup image copy in a facility remote from Great Lakes' premises. Great Lakes shall hold the original loan documents for safekeeping in accordance with the terms of the Custodian Agreement dated as of September 30, 1998 between Great Lakes and the Lender.

3. LENDER'S RESPONSIBILITIES. Lender further agrees to promptly notify Great Lakes in such form as may from time to time be specified by Great Lakes in the Lender Service Manual, of any transaction involving the Lender and the borrower and/or changes in status or demographic data on any of its accounts if received from sources other than Great Lakes. Lender specifically agrees to promptly notify Great Lakes of any bankruptcy action taken with respect to any Loan.

4. FEES. The Lender agrees to pay Great Lakes the fees established by Great Lakes from time to time for services rendered pursuant to this Agreement. The current fee schedule is attached to this Agreement as Schedule A. Increases or decreases in such schedule may be made from time to time; provided however, that the Lender shall be given 60 days written notice prior to the effective date of any change in the fee schedule. Such effective date shall be the beginning of a calendar quarter (April 1, July 1, October 1, January 1). The current fee schedule cannot be changed for at least twelve months from the date of this contract. Statements for services rendered will be provided on a monthly basis and are payable upon receipt. If servicing fees are not paid within 60 days of the Lender's receipt of a statement, Great Lakes shall have the option to offset servicing fees against borrower payment collections or submit a 30-day termination notice to the Lender.

5. LIABILITY. Great Lakes shall exercise care and due diligence in performing the services required by this Agreement. To the extent that Great Lakes is required to appear in, or is made a defendant in any legal action or other proceeding commenced by a party other than Lender with respect to any matter arising hereunder, Lender shall indemnify and hold Great Lakes harmless from all loss, liability and expense (including reasonable attorney's fees) except for any loss, liability or expense arising out of or relating to Great Lakes' acts or omissions with regard to the performance of services hereunder. Subject to
Section 13 below, if by reason of any (direct or indirect) negligent act or omission of Great Lakes in the servicing of any Loan, the guarantor shall deny or reject any claim made to the guarantor with respect to such Loan or such Loan shall be ineligible for interest benefits or for special allowance payments, then, upon demand by Lender, and after attempted mitigation by Great Lakes (to the extent mitigation by Great Lakes is possible), but in no event later than one year after such demand by Lender, Great Lakes shall purchase such Loan at a price equal to the unpaid principal amount thereof plus accrued and unpaid interest thereon; provided, however, that if such Loan has been removed from Great Lakes' system, Great Lakes' liability with respect to such Loan shall be limited to a return of the actual amount of the servicing fees paid by Lender to Great Lakes with respect to such Loan, unless Great Lakes is provided with the loan documentation and all servicing history entries with respect to such Loan within one year of the first denial or rejection or the first determination of ineligibility of such Loan and is afforded the opportunity to exercise its right of mitigation with respect to such Loan; and provided further, however, that in no event shall Great Lakes be responsible or liable for any consequential damages with respect to any matter whatsoever arising out of this Agreement, (other than the payment as aforesaid of the principal, and interest on Loans).


     Either party shall have the right, at its own cost and expense, to mitigate its liability under this Agreement by taking such actions as may be appropriate, including but not limited to reperformance; provided, however, that such right on the part of Great Lakes shall not extend the time for purchase of Loans by Great Lakes under the preceding paragraph of this Section 5.

     Great Lakes does not assume, and acceptance for servicing shall not result in, any responsibility for the correctness or completeness of Loan-related papers transmitted to Great Lakes as a part of or in conjunction with the commitment of any Loans to Great Lakes for servicing, and Great Lakes shall not be responsible for any procedural errors or omissions (including due diligence violations) which may have occurred prior to initiation of servicing of a Loan hereunder by Great Lakes.

6. CONFIDENTIALITY. Information about each borrower furnished to Great Lakes hereunder is furnished upon the express condition that the information will be kept confidential by Great Lakes. All such information, except as may be otherwise required by statute, by court order or as may be necessary in Great Lakes' reasonable judgment to the performance of the services required under this Agreement, shall be held in confidence by Great Lakes.

7. EXAMINATION OF RECORDS. The Lender or its designated representative may at any time during Great Lakes' regular business hours examine, at the sole expense of the Lender, the records which Great Lakes maintains on the Lender's loans.

8.  TERMINATION.

   (a) This Agreement shall remain in full force and effect until terminated or modified as provided herein. This Agreement may be terminated only at the end of a calendar quarter (March 31, June 30, September 30, December 31), and only if written notice is given: (i) by the Lender to Great Lakes at least 60 days prior to the end of a calendar quarter; provided, however, that no termination shall become effective until a new servicer, satisfactory to the Lender and Concord, shall be appointed, or (ii) by Great Lakes to the Lender at least 180 days prior to the end of a calendar quarter.

   (b)  In the event that this Agreement is terminated as provided in subsection
(a) above, Great Lakes shall continue its full servicing until the date of termination and shall provide to the Lender a full set of periodic reports, adjusted through the date of termination. Great Lakes shall retain all notes, records and papers, as well as a copy of all computer stored data relating to the Lender's accounts as required by the Act. Great Lakes shall make available to the Lender on demand copies of all records relating to the Lender's accounts. Such copies of the records will be provided and updated at the times and in the format desired by Lender in order to facilitate a transfer to another servicing agent. The Lender agrees to pay Great Lakes the servicing removal fee identified on Schedule A. Upon the Lender's request, Great Lakes may agree to provide servicing removal services beyond those identified in this section. Such agreement between Great Lakes and the Lender shall include sufficient additional charges to cover Great Lakes' costs. Great Lakes agrees that Lender shall be entitled to injunctive relief to enforce the provisions of this subsection.

     (c) The Lender shall be liable for all charges incurred for services performed pursuant to this Agreement up to the termination date.

     (d) Great Lakes shall continue to be liable for all acts or failures to act prior to termination but not after except that Great Lakes shall be obligated to remit to the Lender any collections received by Great Lakes subsequent to termination and to provide the reports and records herein required.

     (e) Great Lakes' servicing obligations hereunder and, except as specifically provided in Section 5, Great Lakes' liabilities hereunder, in each case, on individual loans shall terminate if the loan is sold or transferred to another Lender or guarantor, is returned to the Lender with the Lender's consent, is purchased by the guarantor or is paid in full.

9. AMENDMENTS. Except as provided in section 4, this Agreement may be amended by Great Lakes at anytime upon 30 days written notice to the Lender, provided that the provisions of this Agreement shall at all times be consistent with the Act and applicable regulations. In the event of any such modification by Great Lakes the Lender has 30 days in which to accept or reject the modification by notice in writing. In the event of rejection of proposed modification, either party may exercise its right to terminate as provided in section 8. In the event of termination for this reason, such modification shall not apply to the Lender.

10. GOVERNING LAW. This Agreement shall be interpreted under the laws of the State of Wisconsin.

11. NO IMPLIED WAIVER. Any waiver or modification, expressed or implied, by Great Lakes or by the Lender of any breach of this Agreement shall not be construed to be a waiver of any such breach or any acquiescence thereto; nor shall any delay or omission by Great Lakes or by the Lender to exercise any right arising from any such breach affect or impair the respective party's right to such breach or any future breach.

12. ARBITRATION. In the event that the parties hereto shall fail to agree regarding any provision of this Agreement, such disputes shall be resolved by arbitration procedures established by the American Arbitration Association. The decision of any arbitrator under this paragraph shall be fined and binding upon the parties.

13. LIMITATION OF LIABILITY. Great Lakes and the Lender recognize that Great Lakes' Lender servicing program is separate and distinct from GLHEGC's guarantee program. The Lender specifically agrees to look only to Great Lakes in its capacity as a servicing agent for any claims under this Agreement relating to its functions as servicing agent. Lender specifically waives any claim against GLHEGC's Guarantee Fund as defined in 34 CFR 682.410(a)(1) for claims under this Agreement.

14. OTHER AGREEMENTS. The parties acknowledge that this agreement is an integral element of and shall be construed in conjunction with the following related agreements: (1) Custodian Agreement and (2) Agreement and Acknowledgement Relating to Student Loan Servicing Agreement. The parties acknowledge that the above-identified agreements are interrelated and shall be construed and interpreted as part of the contractual servicing relationship.

15. NOTICES. All notices, requests, demands or other instruments which may or are required to be given by any party to any other party shall be in writing and such shall be deemed to have been properly given when served personally on an officer of the entity to which such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

If intended for Great Lakes Higher Education Servicing Corporation:

               Executive Vice President
               Great Lakes Higher Education Servicing Corporation
               2401 International Lane
               P.O. Box 7858
               Madison, WI 53707

If intended for Lender:

               NHELP-I, Inc.
               c/o National Higher Education Loan Program
               121 South 13th Street, Suite 301
               Lincoln, NE 68508
               Attn: Terry J. Heimes

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

NHELP-I, INC.                              GREAT LAKES HIGHER
                                           EDUCATION SERVICING CORPORATION

By: /s/ Terry J. Heimes                    By: /s/ Michael J. Noack
    ---------------------------------          ---------------------------------
    Terry J. Heimes                            Michael J. Noack
    Vice President & Treasurer                 Executive Vice President

               GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION

                        STUDENT LOAN SERVICING AGREEMENT

                                 NHELP-I, INC.

                               SCHEDULE A -- FEES


The lender agrees to pay the following fees to Great Lakes upon receipt of a monthly statement for services rendered pursuant to this agreement:

     MONTHLY SERVICE FEES:

         $1.45 per borrower per month during interim (in-school) period $3.05 per borrower per month during grace period
         $3.23 per borrower per month during first 12 months of repayment servicing
         $2.86 per borrower per month during the remainder of the repayment period

     SERVICING REMOVAL FEE:

         $14.00 per account or actual cost, if higher, to remove an active account from the servicing system

Both PLUS and SLS loans made for attendance at non-proprietary schools will be considered in-school loans for fee purposes as long as they are initially deferred and interest is to be capitalized and not collected on an on-going basis. All other PLUS and SLS loans will be charged the standard repayment servicing fees.

The total monthly amount due will be the actual fees calculated as described above or $75, whichever is greater.

Great Lakes may agree to provide the lender with services beyond those normally included in the servicing program. Such agreement between Great Lakes and the lender shall include sufficient additional charges to cover Great Lakes' costs.

Increases or decreases to this fee schedule may be made from time to time as provided in Section 4 of this agreement.

                   AGREEMENT AND ACKNOWLEDGEMENT RELATING TO
                        STUDENT LOAN SERVICING AGREEMENT


     THIS AGREEMENT AND ACKNOWLEDGEMENT RELATING TO STUDENT LOAN SERVICING AGREEMENT, dated as of September 30, 1998 (this "Agreement"), is by and among GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION ("Great Lakes"), NHELP-I, INC. ("NHELP"), MELLON BANK, N.A. ("Mellon") and CONCORD MINUTEMEN CAPITAL COMPANY LLC ("Concord", and together with Mellon, the "Credit Providers"), relates to and supplements the Student Loan Servicing Agreement dated as of September 30, 1998 (the "Servicing Agreement"), between Great Lakes and NHELP.

     WHEREAS, pursuant to the Servicing Agreement, and as more fully described therein, NHELP has retained Great Lakes to process and service certain student loans which are made and guaranteed in accordance with the provisions of the Act and which are acquired by NHELP;

     WHEREAS, pursuant to a Warehouse Loan and Security Agreement dated as of September 30, 1998 (as amended and supplemented from time to time in accordance with its terms, the "Loan Agreement"), among NHELP, Concord and Norwest Bank Minnesota, National Association, as trustee (together with its successors as trustee under the Loan Agreement, the "Trustee"), NHELP intends to acquire Financed Loans (as defined in the Loan Agreement) from time to time (all such Financed Loans so acquired from time to time, and constituting part of the Trust Estate under and as defined in the Loan Agreement, being referred to herein as the "Loans");

     WHEREAS, in order to provide liquidity under the Loan Agreement, Mellon and Concord will enter into a Liquidity Agreement dated as of September 30, 1998 (the "Liquidity Agreement");

     WHEREAS, the Loans are security for the obligations of NHELP under the Loan Agreement, upon the terms and conditions provided in the Loan Agreement;

     WHEREAS, it is a condition to the servicing of the Loans by Great Lakes that the Credit Providers consent to the Servicing Agreement and such servicing; and

     WHEREAS, it is a condition to the consent of the Credit Providers that the parties hereto enter into this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. Except as otherwise defined herein, all capitalized terms used herein shall have the respective meanings stated or ascribed in the Servicing Agreement.

     SECTION 2. AGREEMENTS RELATING TO THE LOANS. The parties hereto hereby agree that notwithstanding anything to the contrary in the Servicing Agreement, and to the extent the Servicing Agreement relates to the Loans;

          (a) In addition to all other requirements of the Servicing Agreement, Great Lakes shall, at the cost and expense of NHELP and without cost to the Credit Providers or the Trustee:

               (i) provide to NHELP and the Credit Providers a copy of any report or audit required by the Secretary of Education or by Great Lakes Higher Education Guaranty Corporation to be prepared in connection with Great Lake's servicing activities relating to student loans;

               (ii) furnish to NHELP and the Credit Providers, (A) as soon as available and in any event within 180 days following the end of its annual fiscal year, its audited financial statements, certified by a firm of independent certified public accountants, together with any management letter received noting any material failure of Great Lakes to perform any of its duties required by this Agreement, the Servicing Agreement or under the Act; (B) on an annual basis within 10 days after receipt thereof, copies of SAS 70 reports of Great Lakes and the annual compliance audit for Great Lakes required by Section 428(b)(1)(4) of The Higher Education Act; and (C) to the extent not included in the financial information provided pursuant to clauses (A) and (B) hereof, Great Lakes net dollar loss for the year due to servicing errors;

               (iii) permit NHELP, the Credit Providers or any person designated by NHELP, the Credit Providers or the Trustee to visit any of the offices of Great Lakes to examine any documentation relating to Loans subject to the Servicing Agreement and this Agreement, and, to the extent permitted by law, to make copies thereof or of extracts therefrom, and to discuss the affairs and accounts of Great Lakes with its principal officers, all at such reasonable times and as often as NHELP, the Credit Providers or the Trustee may reasonably request; and

               (iv) permit NHELP, the Credit Providers or the Trustee to conduct, or have auditors suitable to NHELP, the Credit Providers or the Trustee conduct, a procedural audit with respect to Great Lakes's compliance with the servicing rules of the Act and the Guarantor (if NHELP, the Credit Providers or the Trustee shall have reasonable cause to believe that such servicing rules are not being observed) and provide NHELP or the Credit Providers with copies of any similar procedural audits performed by any other third party, so long as such audit does not contain confidential or proprietary information relating to a client of Great Lakes (other than NHELP). Such audits will be at the expense of NHELP.

          (b) Subject to the provisions of Sections 2(f), 2(g) and 2(h) of this Agreement, the term of the Servicing Agreement shall continue until the later of: (i) such time as the obligations of NHELP under the Loan Agreement have been paid in full, and (ii) such time as no Loans are held by the Trustee or the Credit Providers (or a nominee of the Credit Providers), whether directly or as security for obligations of NHELP.

     (c) All reports provided by Great Lakes pursuant to the Servicing Agreement shall be prepared on a basis which accounts for the Loans separately from all other loans serviced by Great Lakes under the Servicing Agreement.

     (d) NHELP and the Credit Providers shall have the right, at any time and from time to time, during normal business hours and upon five days' notice to Great Lakes, to examine, copy and audit any and all of Great Lakes's records or accounts pertaining to any Loans, to interview personnel involved in the servicing of such loans and to require Great Lakes to furnish such documents as in the sole discretion of the Credit Providers from time to time either or both of them deem necessary in order to determine that Great Lakes has complied with the Servicing Agreement and this Agreement.

     (e) All payments in connection with Loans received by Great Lakes (i) shall be made directly to a third-party lock-box established by Great Lakes at a commercial bank having net assets of no less than $100,000,000 selected by Great Lakes in accordance with applicable legal and regulatory requirements, (ii) shall be held in trust for the benefit of Credit Providers and not subject to any setoff by Great Lakes, and (iii) shall be directed by Great Lakes to be paid to the Trustee.

     (f) Notwithstanding Sections 4 and 8 of the Servicing Agreement, Great Lakes shall have the right to terminate the Servicing Agreement with respect to the Loans only if (i) NHELP refuses or fails to pay servicing fees provided in
Section 4 of the Servicing Agreement with respect to the Loans and refuses or fails to resume such payments within 30 days, (ii) Great Lakes furnishes 60 days' prior written notice to NHELP and the Credit Providers of such termination, and (iii) Great Lakes complies with the provisions of Sections 3(c) and 3(e) of this Agreement (it being expressly understood and agreed that (A) refusal or failure by NHELP to pay servicing fees provided in Section 4 of the Servicing Agreement with respect to loans that are not Loans shall not constitute grounds for termination of the Servicing Agreement with respect to the Loans, and (B) all moneys received by Great Lakes from the Trustee or the Credit Providers shall be deemed to be in respect of servicing fees with respect to Loans if and to the extent such fees are due and payable in accordance with the Servicing Agreement).

     (g) Unless given by the Trustee or NHELP with the prior written consent of the Credit Providers or at the written direction of the Credit Providers, no notice or other action by the Trustee or NHELP to terminate the Servicing Agreement shall be effective to terminate the same with respect to the Loans.

     (h) In addition to any right which NHELP may have to terminate the Servicing Agreement pursuant to Sections 4 and 8 thereof, NHELP may terminate the Servicing Agreement with respect to the Loans if (i) on the basis of a request or directive of the Credit Providers' pursuant to the Loan Agreement predicated on the Credit Providers' judgment that Great Lakes is not servicing a material number of Loans in accordance with the requirements of the Act and the Guarantor, NHELP requests Great Lakes to take remedial action to bring its system into conformity with the requirements of the Act and the Guarantor and Great Lakes fails to complete such remedial action with 60 days of such request, or (ii) on the basis of a request or directive of the Credit Providers pursuant to Loan Agreement predicated on the Credit Providers' judgment that the financial condition of Great Lakes is not sufficient to justify Great Lakes as a servicer of the Loans, NHELP requests such termination. Any such termination of the Servicing Agreement with respect to the Loans shall be effected as promptly as may be practicable.

          (i) No amendment or waiver of the Servicing Agreement (other than an amendment in respect to fees under Section 4 thereof) which is made without the prior written consent of the Credit Providers shall be effective with respect to the Loans or the rights, remedies, duties and obligations of Great Lakes, NHELP, the Trustee or the Credit Providers with respect to the Loans.

     SECTION 3. ADDITIONAL CONSENTS AND AGREEMENTS RELATING TO THE CREDIT PROVIDERS AND THE TRUSTEE. Great lakes hereby confirms to the Credit Providers that, notwithstanding anything to the contrary in the Servicing Agreement:

          (a) Great Lakes acknowledges the assignment of the Servicing Agreement to the extent that it relates to the Loans pursuant to the Loan Agreement (i) to the Trustee, as collateral security for the obligations of NHELP under the Loan Agreement and for the benefit of the Credit Providers as collateral security for the obligations of NHELP to the Credit Providers under the Loan Agreement, (ii) to the Credit Providers as provided in the Loan Agreement (after and by reason of the occurrence of an Event of Default under and as defined in the Loan Agreement), and (iii) to any nominee of or successor to any of the foregoing. Great Lakes agrees and confirms to any assignee permitted under this paragraph (a) that (A) each assignment referred to in this paragraph (a) shall be fully effective against Great Lakes under the terms of the Servicing Agreement, (B) no such assignment shall constitute a breach of or default under the Servicing Agreement, and (C) notwithstanding any such assignment, each provision of the Servicing Agreement shall remain in full force and effect.

          (b) Neither the Trustee nor the Credit Providers shall be liable for the performance or observance of any of the obligations or duties of NHELP under the Servicing Agreement, nor shall the assignment referred to in the preceding paragraph (a) give rise to any duties or obligations whatsoever on the part of the Trustee or the Credit Providers owing to Great Lakes except that, insofar as the Trustee or the Credit Providers exercises any of its rights under the Servicing Agreement or makes any claims with respect to any payments, deliveries or other obligations under the Servicing Agreement, in each case, upon the terms described in the following paragraph (d), the terms and conditions of the Servicing Agreement applicable to such exercise of rights or such claims (including, without limitation, the payment of servicing fees with respect to the Loans) shall apply to, and be binding upon, the Trustee or the Credit Providers, as applicable, for the same extent as NHELP.

          (c) Great Lakes agrees to provide to the Credit Providers and the Trustee copies of any notice of default or termination sent by Great Lakes to NHELP pursuant to Section 4 or 8 of the Servicing Agreement contemporaneously with sending such notice to NHELP.

     (d) After the delivery by the Trustee or the Credit Providers to Great Lakes of notice stating that an Event of Default under the Loan Agreement has occurred and is continuing, the Trustee or the Credit Providers, or any nominee acting on behalf of the Credit Providers, shall be entitled (i) notwithstanding the terms and provisions of the Servicing Agreement, to terminate the Servicing Agreement with respect to the Loans at any time (but subject to servicing fees and removal fees otherwise due), and (ii) in the place and stead of NHELP, to exercise any and all rights of NHELP under the Servicing Agreement with respect to the Loans in accordance with the terms thereof. Following the exercise of any or all rights of NHELP under the Servicing Agreement with respect to the Loans as provided in this paragraph (d) and at the request of the Trustee or the Credit Providers (or any nominee of the Credit Providers), Great Lakes shall enter into a separate servicing agreement between Great Lakes and the Trustee or the Credit Providers (or any nominee of the Credit Providers) pertaining to the Loans on the same terms and provisions as are contained in the Servicing Agreement with respect to the Loans. Upon any termination of the Servicing Agreement, neither the Trustee nor the Credit Providers shall have any further liabilities, duties or obligations to the Great Lakes under the Servicing Agreement.

     (e) Great Lakes agrees that, notwithstanding any right it may have under the Servicing Agreement, at law, in equity or otherwise, it shall not terminate the Servicing Agreement with respect to the Loans pursuant to Section 4 or 8 of the Servicing Agreement and Section 2(f) of this Agreement unless it shall have given the Trustee and Credit Providers at least 30 days' prior written notice of its intent to terminate the Servicing Agreement with respect to the Loans and neither the Trustee nor the Credit Providers (or any nominee) shall cure or cause to be cured the failure or refusal of NHELP to pay servicing fees with respect to the Loans giving rise to Great Lakes' right of termination of the Servicing Agreement with respect to the Loans within such time period.

SECTION 4. MISCELLANEOUS.

     (a) Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be given and effective in the manner provided in the Servicing Agreement: if to Great Lakes or NHELP, at its address specified in or pursuant to the Servicing Agreement; or if to the Trustee, at its address at 6th and Marquette, Minneapolis, MN 55479-0069, Attention:
Corporate Trust Department; or if to Concord, % Liberty Hampshire Company, LLC at its address at 227 West Monroe, Suite 4000, Chicago, IL 60606, Attention:
Lisa Gajewski, or if to Mellon, at its address at One Mellon Bank Center, Room 410, Pittsburgh, PA 15258, Attention: Robert F. Wagner, or, as to each of the foregoing, at such other address as shall be designated by such entity in a written notice to others.

     (b) If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          (c) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF WISCONSIN.

          (d) The headings hereof are for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

          (e) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

     SECTION 5. NO PETITION. Each of NHELP, Great Lakes and Mellon hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding commercial paper of Concord, it will not institute against or join any other person or entity in instituting against Concord, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. Nothing contained in the Section 5 shall be construed in any manner that would preclude, hinder, delay or limit the ability of NHELP, Great Lakes or Mellon to respond to or participate in, any such proceeding instituted by any other Person(s) not affiliated with any such entity, but in no event shall NHELP, Great Lakes or Mellon oppose (or join with any other person or entity in opposing) any motion or other actions by Concord seeking to dismiss or stay any such proceedings.

     SECTION 6. LIMITED RECOURSE OF NATURE OF TRANSACTIONS. Each of NHELP, Great Lakes and Mellon hereby acknowledges and agrees that all transactions with Concord hereunder and under the Servicing Agreement shall be without recourse of any kind to Concord. Concord shall have no obligation to pay any amounts owing hereunder or under the Servicing Agreement unless and until Concord has received such amounts pursuant to the Financed Loans (as defined in the Loan Agreement). In addition, each of NHELP, Great Lakes and Mellon agrees that Concord shall have no obligation to pay any amounts constituting fees, a reimbursement for expenses or indemnities (collectively, "Expense Claims") and such Expense Claims shall not constitute a claim against Concord (as defined in Section 101 of Title 11 of the United States Bankruptcy Code), unless or until Concord has received amounts sufficient to pay such Expense Claims pursuant to the Financed Loans and such amounts are not required to pay the commercial paper of Concord.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        GREAT LAKES HIGHER EDUCATION
                                        SERVICING CORPORATION

                                        By /s/ Michael J. Noack
                                           -------------------------------------
                                           Michael J. Noack
                                           Executive Vice President

                                        NHELP-I INC.

                                        By /s/ Terry J. Heimes
                                           -------------------------------------
                                           Terry J. Heimes, Vice President


                                        CONCORD MINUTEMEN CAPITAL
                                        COMPANY, LLC

                                        By /s/ Thomas J. Irvin
                                           -------------------------------------
                                           Thomas J. Irvin, Manager

                                        MELLON BANK, N.A.

                                        By /s/ Robert F. Wagner
                                           -------------------------------------
                                           Robert F. Wagner, Vice President

                              CUSTODIAN AGREEMENT

     THIS CUSTODIAN AGREEMENT dated as of September 30, 1998 is by and among NHELP-I, INC. (the "Borrower"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "Trustee") under the Agreement referred to below, and UNIPAC SERVICE CORPORATION ("UNIPAC" or "Servicer"), as custodian (the "Custodian").

     WHEREAS, the Trustee, Concord Minutemen Capital Company, LLC ("Concord") and the Borrower have entered into a Warehouse Loan and Security Agreement dated as of September 30, 1998 (as amended and supplemented from time to time, the "Agreement") pursuant to which Concord and Mellon Bank, N.A. (together with its successors and assigns, "Mellon," and together with Concord, the "Lenders") will make loans to the Borrower ("Advances") to purchase Eligible Loans; and

     WHEREAS, pursuant to the Agreement, the Borrower has granted to the Trustee, and its successors and assigns, for the benefit of the Secured Creditors (as defined in the Agreement), as further described in the Agreement, a security interest in, among other things, the promissory notes and certain other instruments, documents and Records (as defined in the Agreement) relating to or evidencing certain Financed Loans as security and protection for the payment when due of the Obligations (as defined in the Agreement) and the performance and observance by the Borrower of all of the covenants, terms and conditions expressed or implied in the Agreement; and

     WHEREAS, the Trustee has requested, and the Borrower agrees, that all Financed Loans shall be placed in the possession of the Trustee's custodian for the purpose of perfecting the Trustee's security interest in such collateral under the Uniform Commercial Code; and

     WHEREAS, the Borrower has entered into a Servicing Agreement dated as of September 30, 1998 with UNIPAC SERVICE CORPORATION (the "Servicer")(the "Servicing Agreement");

     NOW, THEREFORE, the Trustee and the Borrower hereby authorize the Custodian to hold all Deposited Loans (as defined below) as custodian and agent of the Trustee and authorize the Custodian to perform the following functions and duties in connection therewith, and the Custodian agrees to perform such functions and duties as custodian and agent of the Trustee, including perfecting and continuing the perfection of the Trustee's security interest in the Deposited Loans:

     DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein, including the premises hereof, shall have the meanings ascribed to such terms in the Agreement.

     "Deposited Loans" means all Financed Loans which now or at any time hereafter are serviced by or in the possession and control of the Servicer pursuant to the Servicing Agreement as well as all Records and other instruments and documents relating thereto.

     SAFEKEEPING OF THE DEPOSITED LOANS. The Custodian hereby agrees to act as custodian and agent of the Trustee and to perform the following services for the Trustee with respect to the Deposited Loans:

          (a) To hold in its fireproof storage vault and under its exclusive possession, dominion and control (subject only to the direction of the Trustee) the following documents with respect to each of the Deposited Loans and to use due care to preserve and protect the same:

               (i) A copy of the original student application (with all required supplements);

               (ii)      The original promissory note;

               (iii)     The Notification of Loan Approval by the Guarantor;

               (iv) Any further documentation required by the Secretary or the Guarantor; and

               (v)       all Records relating to the Deposited Loans;

     provided, however, that to the extent (A) permitted in accordance with the rules and regulations of the Secretary of Education and/or the applicable Guarantor, and (B) not otherwise affecting the ability of the Trustee or the Lenders to enforce against the student obligors under applicable law the Deposited Loans, the Custodian may retain any of such documentation (other than original promissory notes) on microfilm or other similar film storage system;

          (b) Upon the written demand of the Trustee or the Lenders and in circumstances authorized in the Agreement, to deliver and immediately release to the Trustee or the Lenders, or the agent or representative of the Trustee, any and all of the Deposited Loans held by Custodian at the time of such demand, as well as all related information and documents required to be held under the Servicing Agreement;

          (c) To furnish the Trustee monthly and the Lenders at such time or times the Lenders may reasonably request, a list containing the names and social security numbers of the obligors of the Deposited Loans, the unpaid principal balance of all Deposited Loans of each of said obligors, and such other information with respect to the Deposited Loans which is reasonably requested by the Trustee or the Lenders;

          (d) To permit inspection at all reasonable times and upon reasonable advance notice by the Trustee, the Lenders or their respective agents (including auditors and representatives) of the Deposited Loans and the Records, such inspection to include the right to examine and make copies of any documents or other instruments relating to the Deposited Loans and to interview personnel involved in the servicing of the Deposited Loans;

          (e) To furnish the Trustee and the Lenders from time to time upon written request of the Trustee or the Lenders a list of all Deposited Loans submitted for claim and the date of submission and the amount claimed;

          (f) To furnish to the Trustee and the Lenders the reports required by the Servicing Agreement upon written request to the Custodian;

          (g) To furnish to the Trustee or the Lenders, at the request of the Trustee, the Lenders or the Borrower, prior to any withdrawal of moneys from the Collection Account under the Agreement for the acquisition of Eligible Loans, a confirmation that all Records, documents and other instruments described in clause (a) above with respect to such Eligible Loans have been received by the Custodian; and

          (h) To take any and all such other action with respect to the Deposited Loans as the Trustee may, consistent with its rights and obligations under the Agreement, reasonably request.

     PAYMENTS IN RESPECT OF DEPOSITED LOANS. The Borrower and the Custodian agree that all amounts received in respect of the Deposited Loans (including claim payments from any Guarantor and Interest Subsidy Payments and Special Allowance Payments) shall be promptly paid over to and deposited with the Trustee pursuant to the Agreement.

     RELEASE OF COLLATERAL. The Custodian may release Deposited Loans and all related information and documentation held by the Custodian only as follows:

          (a) The Custodian may release to any Person at any time any Deposited Loan that has been paid in full;

          (b) The Custodian may release to an applicable Guarantor any Deposited Loan which is eligible for claim payment and with respect to which a claim is (or is to be) filed; and

          (c) The Custodian may, in accordance with the provisions of this Agreement ("Safekeeping of Deposited Loans"--clause(b)), release to the Trustee the Deposited Loans and any Records, documents and instruments relating thereto, subject to the provisions of the Servicing Agreement.

     Except as described in this paragraph and except upon termination of this Agreement, the Custodian will not release any Deposited Loans unless the Custodian is in receipt of written authorization from the Trustee.

     NO LIABILITY. Neither the Trustee nor the Lenders shall have any responsibility for loss or damage suffered by the Borrower with respect to any Deposited Loan delivered or released pursuant to this Agreement.

     TERMINATION OF AGREEMENT. This Agreement may be terminated by the Trustee for cause and may be terminated at any time (with the consent of the Lenders) by the mutual agreement of the Trustee and the Custodian, but no such termination shall be effective until alternative safekeeping arrangements satisfactory to the Trustee have been effected. This Agreement shall terminate forthwith upon the discharge of the Agreement in accordance with the terms of the Agreement. Upon termination of this Agreement for any reason other than the discharge of the Agreement in accordance with the terms of the Agreement, the Deposited Loans then held by the Custodian shall be forthwith delivered to the Trustee but the Trustee shall not be the Servicer of such Deposited Loans. Upon termination of this Agreement following discharge of the Agreement as described above, all Deposited Loans and materials relating thereto in the possession of the Custodian shall be delivered to the Borrower. Any actual costs incurred by the Custodian at the direction of the Borrower in addition to the normal cost of servicing shall be borne by the Borrower.

     INSPECTION RIGHTS. To the extent permitted by applicable law, all Records with respect to the Deposited Loans shall be available for inspection or audit from time to time by Trustee, the Borrower and the Lenders (or their respective designees) upon the request of the Trustee, the Borrower or the Lenders made with reasonable advance notice to the Custodian, such availability to include the right to examine and make copies of any Records, documents or instruments relating to the Deposited Loans.

     AUTHORIZATIONS. The persons whose signatures appear immediately below are the persons presently authorized to act for the Trustee, the Borrower or the Lenders, as the case may be, whenever written directions or requests are required under this Agreement (it being understood and agreed that different or additional persons may be authorized to act for such Persons without further notice to the Custodian or any other Persons and that the Custodian may rely on directions or requests by such different or additional persons so long as they purport to be authorized officers of the Trustee, the Borrower or the Lenders, as the case may be).

                  TRUSTEE                                 BORROWER

Norwest Bank Minnesota, National Association   NEHELP-I Inc.

/s/ Alan J. Spadine                            /s/ Terry J. Heimes
----------------------------                   --------------------------------
Alan J. Spadine                                Terry J. Heimes, Vice President
                                                 and Treasurer


                CONCORD                                     MELLON

Concord Minutemen Capital Company, LLC         Mellon Bank, N.A.

/s/ Thomas J. Irvin                            /s/ Robert F. Wagner
----------------------------                   --------------------------------
Thomas J. Irvin                                Robert F. Wagner, Vice President

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CUSTODIAN.

   (a) The Custodian agrees to accept delivery of the promissory notes and other Records, documents and instruments pertaining to the Deposited Loans and to have and maintain continuous and exclusive possession, dominion and control over all documents evidencing the Deposited Loans.

   (b) The Custodian shall exercise reasonable care and diligence in the possession, retention and protection of the Deposited Loans delivered to it hereunder. The Custodian accepts the custodial duties and responsibilities imposed upon it hereunder and agrees to perform such custodial duties and responsibilities in a sound and prudent manner consistent in all respects with sound custodial practices and principles.

   (c) The Custodian shall at all times during the term of this Agreement maintain insurance which shall include, but not be limited to, dishonesty of employees or other crimes resulting in the loss of the Deposited Loans and comprehensive general liability, including personal injury and loss or damage to Records, documents and instruments. The Custodian shall name the Trustee as a loss payee with respect to any such insurance relating to loss of the Deposited Loans and shall name the Trustee as an additional insured with respect to all other insurance. No such policy of insurance may be cancelled or altered in any material respect without giving the Trustee at least thirty (30) days' prior written notice of any such cancellation or alternation.

   (d) The Custodian shall at all times maintain Records indicating the obligor name and Social Security Number of all Deposited Loans which are delivered to it to hold as Custodian pursuant to this Agreement and indicating that such Deposited Loans have been pledged to the Trustee.

MISCELLANEOUS.

   (a) No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any other agreement or instrument shall affect the Custodian or its duties hereunder.

   (b) This Agreement shall be binding upon the parties hereto and their successors, transferees and assigns, and shall inure to the benefit of and be enforceable by all parties hereto and their respective successors, transferees and assigns, provided that the Custodian may not transfer, assign or terminate all or any part of this Agreement without the prior written consent of the Lenders.

   (c) The Custodian acknowledges and agrees that its services under this Agreement are in addition to, and not in lieu of, its services as Servicer of the Deposited Loans under and pursuant to the Servicing Agreement. The
Custodian shall not be entitled to, and hereby waives, any lien or charge on, or right of set-off against, any Deposited Loans or proceeds thereof coming into its possession or otherwise.

   (d) The parties hereto acknowledge and agree that the Lenders shall be third-party beneficiaries of this Agreement with the power and right to enforce the provisions of this Agreement against the parties hereto. In the event that the Lenders become the assignees or successors of the Trustee (under the circumstances contemplated in the Agreement) and, as such assignees or successors of the Trustee, enforce this Agreement against the Custodian, the Lenders shall succeed to be duties and obligations of the Trustee under this Agreement.

   (e) This Agreement may be executed and delivered in any number of counterparts, each of which, when so executed and delivered, shall be an original; provided, however, that such counterparts shall together constitute but one and the same instrument.

   (f) Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be effective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity or enforceability or legality of such provision in any other jurisdiction.

   (g) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEBRASKA, WITHOUT REFERENCE TO ITS CONFLICTS-OF-LAWS PRINCIPLES.

   (h) All notices, requests, demands and other communications under or in respect of this Agreement shall be in writing or shall be delivered or mailed, first class, postage prepaid, or sent by facsimile machine, to the parties at the following addresses (or at such other address for a party as shall be specified by the party to whom addressed):

   If to the Borrower:                NHELP-I, INC.
                                      c/o National Higher Education Loan Program
                                      121 South 13 Street, Suite 301
                                      Lincoln, NE 68508
                                      Attention: Terry Heimes
                                      Telephone: (402) 458-2302
                                      Facsimile: (402) 458-2399

   If to the Trustee:                 NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION
                                      6th and Marquette
                                      Minneapolis, MN 55479-0069
                                      Attention: Corporate Trust Department
                                      Telecopy: (612) 667-2149

   If to the Custodian:               UNIPAC SERVICE CORPORATION
                                      Suite 400

                                             3015 South Parker Road
                                             Aurora, CO 80014
                                             Attention: Administration/
                                                  Legal Department

                    If to the Lenders:       CONCORD MINUTEMEN CAPITAL
                                                  COMPANY, LLC
                                             227 West Monroe, Suite 4000
                                             Chicago, IL 60606
                                             Attention: Thomas J. Campbell
                                             Telephone: (312) 977-4597
                                             Facsimile: (312) 977-1699

                                             MELLON BANK, N.A.
                                             Mellon Bank Center
                                             One Mellon Bank, Rm 410
                                             Pittsburgh, PA 15258
                                             Attention: Robert F. Wagner
                                             Telephone: (412) 234-0783
                                             Fax: (412) 236-6592

     IN WITNESS WHEREOF, the parties have signed this Agreement as of September 30, 1998.

                                             NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION, as
                                             Trustee under the Agreement



                                             By /s/ Alan J. Spadine
                                                --------------------------------
                                                Alan J. Spadine, Vice President

                                             NHELP-I, INC.


                                             By /s/ Terry J. Heimes
                                                --------------------------------
                                                Terry J. Heimes,
                                                Vice President and Treasurer

                                             UNIPAC SERVICE CORPORATION


                                             By /s/ Edward Martinez
                                                --------------------------------
                                                Edward Martinez, Vice President

                              CUSTODIAN AGREEMENT



     THIS CUSTODIAN AGREEMENT dated as of September 30, 1998 is by and among NHELP-I, INC. (the "Borrower"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "Trustee") under the Agreement referred to below, and GREAT LAKES HIGHER EDUCATION SERVICING CORPORATION, as custodian (the "Custodian").

     WHEREAS, the Trustee, the Borrower and Concord Minutemen Capital Company, LLC ("Concord") have entered into a Warehouse Loan and Security Agreement dated as of September 30, 1998 (as amended and supplemented from time to time, the "Agreement") pursuant to which Concord and Mellon Bank, N.A. (together with its successors and assigns "Mellon," and together with Concord, the "Lenders") will make loans to the Borrower ("Advances") to purchase Eligible Loans; and

     WHEREAS, pursuant to the Agreement, the Borrower has granted to the Trustee, and its successors and assigns, for the benefit of the Secured Creditors (as defined in the Agreement), a security interest in, among other things, the promissory notes and certain other instruments, documents and Records (as defined in the Agreement) relating to or evidencing certain Financed Loans as security and protection for the payment when due of the Obligations (as defined in the Agreement) and the performance and observance by the Borrower of all of the covenants, terms and conditions expressed or implied in the Agreement; and

     WHEREAS, the Trustee has requested, and the Borrower agrees, that all Financed Loans shall be placed in the possession of the Trustee's custodian for the purpose of perfecting the Trustee's security interest in such collateral under the Uniform Commercial Code; and

     WHEREAS, the Borrower has entered into a Servicing Agreement dated as September 30, 1998, with Great Lakes Higher Education Servicing Corporation (the "Servicer") (the "Servicing Agreement");

     NOW, THEREFORE, the Trustee and the Borrower hereby authorize the Custodian to hold all Deposited Loans (as defined below) as custodian and agent of the Trustee and authorize the Custodian to perform the following functions and duties in connection therewith, and the Custodian agrees to perform such functions and duties as custodian and agent of the Trustee.

     DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein, including the premises hereof, shall have the meanings ascribed to such terms in the Agreement.

     "Deposited Loans" means all Financed Loans which now or at any time hereafter are serviced by or in the possession and control of the Servicer pursuant to the Servicing Agreement as well as all Records and other instruments and documents relating thereto.

     SAFEKEEPING OF THE DEPOSITED LOANS. The Custodian hereby agrees to act as custodian and agent of the Trustee and to perform the following services for the Trustee with respect to the Deposited Loans:

          (a) To hold in its fireproof storage vault and under its exclusive possession, dominion and control (subject to the direction of the Trustee) the following documents with respect to each of the Deposited Loans and to use due care to preserve and protect the same:

               (i) a copy of the original combination student application/promissory note (with all required supplements) or the combination of separate documents representing the same but in all cases, documents shall include the original promissory note;

               (ii) the Notification of Loan Approval by the Guarantor or system documentation sufficient to indicate the electronic notification of loan approval by the Guarantor;

               (iii) any further documentation required by the Secretary or the Guarantor; and

               (iv) all Records (excluding computer programs, tapes, disks, punch cards, data processing software and other computer related records) relating to the Deposited Loans;

     provided, however, that to the extent (A) permitted in accordance with the rules and regulations of the Secretary of Education and/or the applicable Guarantor, and (B) not otherwise affecting the ability of the Trustee or the Lenders to enforce against the student obligors under applicable law the Deposited Loans, the Custodian may retain any of such documentation (other than original promissory notes) on microfilm, imaging or other similar storage system;

          (b) Upon the written demand of the Trustee or Lenders and in circumstances authorized in the Agreement, to deliver and immediately release to the Trustee, or the agent or representative of the Trustee, any and all of the Deposited Loans held by Custodian at the time of such demand, as well as all related information and documents required to be held under the Servicing Agreement;

          (c) To furnish the Trustee monthly and the Lenders at such time or times the Lenders may reasonably request, a list containing the names and Social Security numbers of the obligors of the Deposited Loans, the unpaid principal balance of all Deposited Loans of each of said obligors, and such other information with respect to the Deposited Loans which is reasonably requested by the Trustee or the Lenders;

          (d) To permit inspection at all reasonable times and upon reasonable advance notice by the Trustee, the Lenders or their respective agents (including auditors and representatives) of the Deposited Loans and the Records, such inspection to include the right to examine and make copies of any Record, documents or other instruments relating to the Deposited Loans and to interview personnel involved in the servicing of the Deposited Loans;

          (e) To furnish the Trustee and the Lenders from time to time upon written request of the Trustee or the Lenders a list of all Deposited Loans submitted for claim and the date of submission and the amount claimed;

          (f) To furnish to the Trustee and the Lenders the reports required by the Servicing Agreement upon written request to the Custodian;

          (g) To furnish to the Trustee or the Lenders, at the request of the Trustee, the Lenders or the Borrower, prior to any withdrawal of moneys from the Collection Account under the Agreement for the acquisition of Eligible Loans, a confirmation that all Records, documents and other instruments described in clause (a) above with respect to such Eligible Loans have been received by the Custodian; and

          (h) To take any and all such other action with respect to the Deposited Loans as the Trustee may, consistent with its rights and obligations under the Agreement, reasonably request, after compensation to the Custodian from the Borrower of any costs and expenses associated therewith.

     PAYMENTS IN RESPECT OF DEPOSITED LOANS. The Borrower and the Custodian agree that all amounts received in respect of the Deposited Loans (including claim payments from any Guarantor and Interest Subsidy Payments and Special Allowance Payments) shall be promptly paid over to and deposited with the Trustee pursuant to the Agreement.

     RELEASE OF COLLATERAL. The Custodian may release Deposited Loans and all related information and documentation held by the Custodian only as follows:

          (a) the Custodian may release to any Person at any time any Deposited Loan that has been paid in full;

          (b) the Custodian may release to an applicable Guarantor any Deposited Loan which is eligible for claim payment and with respect to which a claim is (or is to be) filed; and

          (c) The Custodian may, in accordance with the provisions of this Agreement ("Safekeeping of Deposited Loans" --clause(b)), release to the Trustee the Deposited Loans and any Records, documents and instruments relating thereto, subject to the provisions of the Servicing Agreement.

     Except as described in this paragraph E and except upon termination of this Agreement, the Custodian will not release any Deposited Loans unless the Custodian is in receipt of written authorization from the Trustee (but only under the circumstances set forth in the Agreement for the exercise of remedies by the Lenders).

     NO LIABILITY. Neither the Trustee nor the Lenders shall have any responsibility for loss or damage suffered by the Borrower with respect to any Deposited Loan delivered or released pursuant to this Agreement.

     TERMINATION OF AGREEMENT. This Agreement may be terminated by the Trustee for cause and may be terminated at any time (with the consent of the Lenders) by the mutual agreement of the Trustee and the Custodian, but no such termination shall be effective until alternative safekeeping arrangements satisfactory to the Trustee have been effected. This Agreement shall terminate forthwith upon the discharge of the Agreement in accordance with the terms of the Agreement. Upon termination of this Agreement for any reason other than the discharge of the Agreement in accordance with the terms of the Agreement, the Deposited Loans then held by the Custodian shall be forthwith delivered to the Trustee or other party designated by the Trustee, but the Trustee shall not be the Servicer of such Deposited Loans. Upon termination of this Agreement following discharge of the Agreement as described above, all Deposited Loans and materials relating thereto in the possession of the Custodian shall be delivered to the Borrower. Any actual costs incurred by the Custodian at the direction of the Borrower in addition to the normal cost of servicing shall be borne by the Borrower.

     INSPECTION RIGHTS. To the extent permitted by applicable law, all Records with respect to the Deposited Loans shall be available for inspection or audit from time to time by Trustee, the Borrower and the Lenders (or their respective designees) upon the request of the Trustee, the Borrower or the Lenders made with reasonable advance notice to the Custodian, such availability to include the right to examine and make copies of any Records, documents or instruments relating to the Deposited Loans.

     AUTHORIZATIONS. The persons whose signatures appear immediately below are the persons presently authorized to act for the Trustee, the Borrower or the Lenders, as the case may be, whenever written directions or requests are required under this Agreement (it being understood and agreed that different or additional persons may be authorized to act for such Persons without further notice to the Custodian or any other Persons and that the Custodian may rely on directions or requests by such different or additional persons so long as they purport to be authorized officers of the Trustee, the Borrower or the Lenders, as the case may be).

                  TRUSTEE                                BORROWER

Norwest Bank Minnesota, National Association  NEHELP-I, INC.
/s/ Alan J. Spadine                           /s/ Terry J. Heimes
--------------------------------------------  ------------------------------
Alan J. Spadine                               Terry J. Heimes, Vice President
                                              and Treasurer

                  CONCORD                                 MELLON

Concord Minutemen Capital Company, LLC        Mellon Bank, N.A.
/s/ Thomas J. Irvin                           /s/ Robert F. Wagner
--------------------------------------------  ------------------------------
Thomas J. Irvin                               Robert F. Wagner, Vice President


     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CUSTODIAN.

          (a) The Custodian agrees to accept delivery of the promissory notes and other Records, documents and instruments pertaining to the Deposited Loans and to have and maintain continuous and exclusive possession, dominion and control over all documents evidencing the Deposited Loans.

          (b) The Custodian shall exercise reasonable care and diligence in the possession, retention and protection of the Deposited Loans delivered to it hereunder. The Custodian accepts the custodial duties and responsibilities imposed upon it hereunder and agrees to perform such custodial duties and responsibilities in a sound and prudent manner consistent in all respects with sound custodial practices and principles.

          (c) The Custodian shall at all times during the term of this Agreement maintain insurance which shall include, but not be limited to, dishonesty of employees or other crimes resulting in the loss of the Deposited Loans and comprehensive general liability, including personal injury and loss or damage to Records, documents and instruments.

          (d) The Custodian shall at all times maintain Records indicating the obligor name and Social Security Number of all Deposited Loans which are delivered to it to hold as Custodian pursuant to this Agreement and maintain sufficient records to indicate that the Deposited Loans have been pledged to the Trustee.

          (e) The Custodian makes no representation, express or implied, as to the effectiveness of the bailment hereunder for purposes of perfection under the UCC in effect in Wisconsin or Nebraska.

MISCELLANEOUS.

     (a) No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any other agreement or instrument shall affect the Custodian or its duties hereunder.

     (b) This Agreement shall be binding upon the parties hereto and their successors, transferees and assigns, and shall inure to the benefit of and be enforceable by all parties hereto and their respective successors, transferees and assigns, provided that the Custodian may not transfer, assign or terminate all or any part of this Agreement without the prior written consent of the Borrower.

     (c) The parties hereto acknowledge and agree that the Lenders shall be third-party beneficiaries of this Agreement with the power and right to enforce the provisions of this Agreement against the parties hereto. In the event that the Lenders become the assignees or successors of the Trustee (under the circumstances contemplated in the Agreement) and, as such assignees or successors of the Trustee, enforce this Agreement against the Custodian, the Lenders shall succeed to the duties and obligations of the Trustee under this Agreement.

     (d) The Custodian acknowledges and agrees that its services under this Agreement are in addition to, and not in lieu of, its services as Servicer of the Deposited Loans under and pursuant to the Servicing Agreement. The Custodian shall not be entitled to, and hereby waives, any lien or charge on, or right of set-off against, any Deposited Loans or proceeds thereof coming into its possession or otherwise.

     (e) This Agreement may be executed and delivered in any number of counterparts, each of which, when so executed and delivered, shall be an original; provided, however, that such counterparts shall together constitute but one and the same instrument.

     (f) Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be effective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity or enforceability or legality of such provision in any other jurisdiction.

     (g) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WISCONSIN, WITHOUT REFERENCE TO ITS CONFLICTS-OF-LAWS PRINCIPLES.

     (h) All notices, requests, demands and other communications under or in respect of this Agreement shall be in writing or shall be delivered or mailed, first class, postage prepaid, or sent by facsimile machine, to the parties at the following addresses

(or at such other address for a party as shall be specified by the party to whom addressed):

     If to the Borrower:           NHELP-I, INC.
                                   c/o National Higher Education Loan Program
                                   121 South 13 Street, Suite 301
                                   Lincoln, NE 68508
                                   Attention: Terry Heimes
                                   Telephone: (402) 458-2302
                                   Facsimile: (402) 458-2399

     If to the Trustee:            NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   6th and Marquette
                                   Minneapolis, MN 55479-0069
                                   Attention: Corporate Trust Department

     If to the Custodian:          GREAT LAKES HIGHER EDUCATION
                                      SERVICING CORPORATION
                                   2401 International Lane
                                   Madison, WI 53704
                                   Attention: President

     If to the Lenders:            CONCORD MINUTEMEN CAPITAL
                                   COMPANY, LLC
                                   227 West Monroe, Suite 4000
                                   Chicago, IL 60606
                                   Attention: Thomas J. Campbell
                                   Telephone: (312) 977-4597
                                   Facsimile: (312) 977-1699

                                   MELLON BANK, N.A.
                                   One Mellon Bank Center, Room 410
                                   Pittsburgh, PA 15258
                                   Attention: Robert F. Wagner
                                              Vice President
                                   Telephone: (412) 234-0783
                                   Facsimile: (412) 236-6592

  IN WITNESS WHEREOF, the parties have signed this Agreement as of September 30, 1998.

                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION, as Trustee
                                        under the Agreement

                                        By
                                          --------------------------------
                                          Alan J. Spadine, Vice President


                                        NHELP-I, INC.

                                        By /s/ Terry J. Heimes
                                          --------------------------------
                                          Terry J. Heimes, Vice President
                                          and Treasurer


                                         GREAT LAKES HIGHER EDUCATION
                                         SERVICING CORPORATION

                                        By /s/ Michael J. Noack
                                          --------------------------------
                                          Michael J. Noack, Executive Vice
                                          President

  IN WITNESS WHEREOF, the parties have signed this Agreement as of September 30, 1998.

                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION, as Trustee
                                        under the Agreement


                                        By /s/ Alan J. Spadine
                                          -----------------------------------
                                          Alan J. Spadine, Vice President



                                        NHELP-I, INC.

                                        By /s/ Terry J. Heimes
                                          -----------------------------------
                                          Terry J. Heimes, Vice President and
                                          Treasurer


                                        GREAT LAKES HIGHER EDUCATION
                                        SERVICING CORPORATION

                                        By
                                          -----------------------------------
                                          Michael J. Noack, Executive Vice
                                          President


                                       8